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                                                                    Exhibit 10.1

                                    SUBLEASE

AGREEMENT OF SUBLEASE ("SUBLEASE) made this 28 day of August, 2003, between LUMBERMENS MUTUAL CASUALTY COMPANY, an Illinois insurance company
("Sublandlord"), and THE J JILL GROUP INC., a Delaware corporation
("Subtenant").

NOW, THEREFORE, in consideration of the premises and the mutual undertakings, covenants, promises, and agreements of the parties, IT IS AGREED AS FOLLOWS:

1.       SUBLEASE

         1.1 National Fire Protection Association ("Landlord") and Sublandlord entered into a lease ("Initial Lease") made the 27th day of April, 1999, as amended by a commencement date agreement ("Commencement Agreement") dated January 5, 2000 for certain premises containing approximately 29,305 rentable square feet ("Leasehold") in the building located at Four Batterymarch Park, Quincy, Massachussets ("Building"), [collectively, the Initial Lease and Commencement Agreement as amended from time to time, are referred to herein as the "Lease"] a copy of which Lease is attached hereto and made a part hereof as EXHIBIT "A". Sublandlord hereby leases to Subtenant and Subtenant hereby leases from Sublandlord the entire Leasehold ("Subleased Premises") along with the appurtenant rights described in Section 2.2 of the Lease. For purposes of this Sublease, all measurements stated herein shall be deemed accurate and binding and conclusive.

         1.2 This Sublease is expressly made subject and subordinate to all the terms, covenants and conditions of said Lease which are incorporated herein by reference. Except as expressly provided for to the contrary in this Sublease, Sublandlord and Subtenant hereby agree that the incorporated provisions of the Lease which refer to the "Landlord" shall in this Sublease be deemed to refer to Landlord and Sublandlord, and which refer to "Tenant" shall in this Sublease be deemed to refer to Subtenant, and that references to "Premises" in the Lease shall in this Sublease be deemed to refer to the Subleased Premises. Subtenant agrees to use the Subleased Premises in accordance with the terms, covenants and conditions of said Lease, and not do or omit to do anything which will breach any of the terms, conditions and covenants thereof. Subtenant further agrees to assume during the Term hereof the obligation for performance of all Sublandlord's obligations under the Lease, except as may be specifically modified by this Sublease, with respect only to the Subleased Premises, and except in respect to the amount of Base Monthly Rent (as defined below) to be paid and Sections 4.1, 4.2, 4.3, 4.4, the 2nd paragraph of Section 10.3, Section 13.2, the parenthetical starting with "(provided however" to the end of the 2nd sentence of Section 14.6(b) [with the exception that such provisions shall apply as between Sublandlord and Subtenant for the benefit of Subtenant in the context of obtaining non-disturbance protections, as applicable, in connection with any Sublandlord leasehold financing encumbering Sublandlord's interest in the Lease and/or Leasehold], Section 14.11, the words "provided that Tenant" through the end of the 1st sentence of Section 14.15 [with the exception that such provisions shall apply as between Sublandlord and Subtenant for the benefit of Subtenant in the context of obtaining non-disturbance protections, as applicable, in connection with any Sublandlord leasehold financing encumbering Sublandlord's interest in the Lease and/or Leasehold], the words "in addition to the SNDA" from the 2nd sentence of Section 14.15 [with the exception that such provisions shall apply as between Sublandlord and Subtenant for the benefit of Subtenant in the context of obtaining non-disturbance protections, as applicable, in connection with any Sublandlord leasehold financing encumbering Sublandlord's interest in the Lease and/or Leasehold], the 4th sentence of
Section 14.15 [with the exception that Sublandlord warrants and represents that, as of the execution of this Sublease by Sublandlord, Sublandlord has not entered into any leasehold financing encumbering

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Sublandlord's interest in the Lease and/or Leasehold], Sections 14.22, 14.24(b),
14.30, 14.31, 14.33, 14.34, 14.35 and 14.36 of the Lease as well as Exhibits
CDA, SP, TD, NOL and Schedule 10.2 and Attachment to Schedule 10.2 to the Lease to which Subtenant shall have no rights, benefits or entitlements as between Sublandlord and Subtenant pursuant to the assumption provisions of this sentence. Sublandlord has not offered nor conveyed any rights not afforded Sublandlord by Landlord under the Lease.

         1.3 Subtenant has no authority to contact or make any agreement with Landlord concerning the Subleased Premises or the Lease, and Subtenant shall not make any payment of Rent or other charges to Landlord but only to Sublandlord except as otherwise agreed in writing by Sublandlord, Subtenant and Landlord; the Lease describes Landlord's duties; and Sublandlord is not obligated to perform Landlord's duties. If Landlord fails to perform its duties, Subtenant shall promptly provide notice to Sublandlord, then Sublandlord shall promptly notify Landlord and demand that Landlord comply with the Lease. If following the making of such demand, and the expiration of any applicable notice and cure periods granted to the Landlord, Landlord shall fail to perform its obligations under the Lease, then Subtenant shall have the right to take such action in its own name against Landlord reasonably necessary to enforce Landlord's obligations under the Lease, and if such action against Landlord in Subtenant's name is barred by reason of lack of privity, non-assignability or otherwise, Subtenant may bring such action, after prior written notice and consent not to be unreasonably withheld, simultaneously in Subtenant's and in Sublandlord's name, and Sublandlord shall execute all documents reasonably required in connection therewith, provided (i) the same is without cost and expense to Sublandlord,
(ii) Subtenant shall indemnify, defend and hold harmless Sublandlord from any claims, losses, damages, liabilities and expenses arising from such action, and
(iii) Subtenant shall use commercially reasonable and diligent efforts as soon as reasonably possible in such action to withdraw Sublandlord as a party to such action, whether by consent of the parties to the action or by judicial determination so long as the Subtenant may maintain the action in its own name, and in such event Sublandlord shall reasonably cooperate at no cost to Sublandlord with Subtenant's efforts to pursue such action. In no event shall Sublandlord incur any liability, be responsible nor shall there be any set-off, deduction or abatement of Rent arising from Landlord's failure to comply with its duties.

               1.4 Provided Subtenant is not in default beyond all applicable notice and cure periods under this Sublease, Sublandlord agrees, as follows: (a) Sublandlord will not exercise its options contained in Sections 14.34 and 14.35 of the Lease, and (b) Sublandlord will not enter into any agreement with the Landlord under the Lease which (x) materially adversely affects any of Landlord's obligations under the Lease to the extent the same benefit Subtenant hereunder, or any of Sublandlord's obligations as tenant under the Lease to the extent the same are incorporated hereunder as obligations of Subtenant, or (y) which terminates the Lease prior to the expiration date set forth therein with respect to the Subleased Premises or any voluntary surrender of Sublandlord's rights as tenant under the Lease that would affect a termination or expiration thereof with respect to the Subleased Premises, without Subtenant's prior written consent, which consent shall not to be unreasonably withheld conditioned or delayed, provided however if Subtenant's rights under this Sublease are not materially adversely affected then Subtenant's consent shall not be required and Sublandlord shall provide Subtenant with a copy of the fully executed agreement which affects any such agreement. Each party shall promptly upon receipt or delivery thereof, using commercially reasonable and due diligence, provide the other party with copies of all notices, demands, statements and other communications it receives from or delivers to Landlord with respect to the Lease to the extent they relate in any way to the Subleased Premises and/or either party's rights under this Sublease.

2.       TERM; POSSESSION.

         2.1   The term ("Term") of this Sublease shall commence on August 15,
2003

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("Commencement Date") and shall expire on October 31, 2009 ("Expiration Date"), unless sooner terminated pursuant to the terms hereof or the Lease. Notwithstanding the foregoing, it is expressly understood and agreed by Subtenant that this Sublease is subject to approval of Landlord pursuant to the provisions of the Lease. In the event this Sublease is not approved by Landlord, Sublandlord shall not be liable to Subtenant for any costs, expenses (including, without limitation, attorneys fees and expenses) or for any damages in any manner whatsoever, and this Sublease shall be null and void and of no force and effect ab initio.

         2.2 Subject to receipt of a fully executed Sublease agreement, the Deposit, the Prepaid Rent, insurance certificates required by the Lease and this Sublease and Landlord's consent to this Sublease including, without limitation, execution by Landlord, Sublandlord and Subtenant of a written consent to this Sublease, Sublandlord shall tender to Subtenant possession of the Subleased Premises on the Commencement Date set forth in Section 2.1 above. If tender of possession of the Subleased Premises by Sublandlord to Subtenant is delayed through no fault of Sublandlord beyond the date stated in the preceding sentence, including, without limitation, any delay occasioned by the approval by Landlord and execution by all parties of a written consent to this Sublease, the Sublease shall remain in full force and effect, except that Commencement Date and Abatement Period (as hereinafter defined) only shall be extended on a day to day basis for the period until possession shall be tendered to Subtenant unless such delay is caused by act, omission or misconduct of Subtenant (it being agreed that neither the dates applicable for calculation of the Monthly Base Rent set forth in Section 3.1 below nor the Expiration Date shall be so extended). If the Commencement Date is extended pursuant to this paragraph, Sublandlord and Subtenant shall execute an addendum to this Sublease stating the actual Commencement Date.

3.       RENT; DEPOSIT; PREPAID RENT

         3.1 Subtenant shall pay rent ("Base Monthly Rent") to Sublandlord in monthly installments in advance on the first (1st) day of each month without offset, deduction, or abatement and without notice, as follows: (a) for the first thirty-six (36) months of the Term at the rate of $19.75 per rentable square feet of the Subleased Premises, and (b) for months thirty-seven (37) through the end of the Term at the rate of $20.75 per rentable square feet of the Subleased Premises. For purposes of calculating Base Monthly Rent only, the following measurements shall be applied for the Subleased Premises, as follows:
(a) commencing with the Commencement Date through and including February 2004, the measurement of 9,700 rentable square feet, (b) commencing with March 1, 2004 through and including August 31, 2004, the measurement of 19,400 rentable square feet, and (c) commencing with September 1, 2004 through the end of the Term, the measurement of 29,305 rentable square feet, such measurements to be deemed binding and conclusive for all purposes with respect to Subtenant. Base Monthly Rent only shall be waived for the first full calendar month of the Term ("Abatement Period").

         Commencing on the Commencement Date, Subtenant shall also pay as Additional Rent hereunder one hundred percent of the amount of Operating Expenses (as defined in the Lease) and Taxes (as defined in the Lease) which shall be calculated pursuant to the provisions of Sections 8 and 9 of the Lease as if Subtenant were the "Tenant" under the Lease, with the exception that the definitions of Base Taxes and Base Operating Expenses applicable to calculation of such amounts to be paid by Subtenant hereunder shall be, as follows: (a) Base Taxes shall be the fiscal year July 1, 2003 through June 30, 2004 as opposed to the definition stated in the Lease, and (b) Base Operating Expenses shall be calendar year 2004 as opposed to the definition stated in the Lease. Subtenant shall pay, as Additional Rent, along with each installment of Base Monthly Rent hereunder, Taxes and Operating Expenses in monthly estimated payments as provided for in the Lease, and within ten (10) days after demand any shortage thereof due

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based upon Landlord's annual reconciliation statement. Subtenant agrees that
Sublandlord may rely upon Landlord's statement to Sublandlord setting forth the itemization and calculation of all amounts of Operating Expenses and Taxes, a copy of which shall be provided to Subtenant, which as between Sublandlord and Subtenant shall be binding and conclusive upon Subtenant relating to the amounts stated therein. Subtenant agrees that Sublandlord may rely upon Landlord's statement to Sublandlord setting forth the itemization and calculation of all amounts of the applicable Additional Rent pursuant to the Lease which shall as between Sublandlord and Subtenant shall be binding and conclusive upon Subtenant relating to the amounts stated therein, The failure of Sublandlord to render a statement thereof shall not be construed as a waiver of any such charges, and the obligations of Subtenant pursuant to this paragraph shall survive the expiration or earlier termination of the Sublease. Notwithstanding anything to the contrary in the foregoing, if Subtenant shall reasonably dispute any amounts or the calculations set forth on Landlord's statements, then on condition Subtenant fully and timely pays to Sublandlord the sums demanded as due and owing by Landlord and Sublandlord, Subtenant shall have the right at its sole cost and expense to enforce Sublandlord's review and audit rights pursuant to
Section 9.2(c) of the Lease, provided further Subtenant shall not cause any default under the Lease in its efforts of enforcing such review and audit rights, and further provided Subtenant shall not settle any such dispute without Sublandlord's prior written consent. Subtenant shall, upon the giving and receiving, as applicable, of all notices to and from Landlord with respect thereto, deliver copies of all notice with respect to such review and audit rights as well as any proposed agreements to Sublandlord. Sublandlord shall reasonably cooperate at no cost to Sublandlord with Subtenant's enforcement of such review and audit rights. If as a result of such review and audit performed by Subtenant, a credit or refund is due from Landlord for overpayments by "Tenant" under the Lease, then Sublandlord shall be entitled to all such credits or refunds for periods prior to or after the Term of this Sublease, which obligation shall survive the expiration or earlier termination of this Sublease.

         Subtenant shall pay all sales tax on Rent, if any, with each monthly installment of Rent (as hereinafter defined). All sums to be paid by Subtenant other than Rent shall be payable on demand, or if some other time period is expressly provided for in this Sublease or as incorporated herein in the Lease within such period, as additional rent ("Additional Rent") (collectively herein "Base Monthly Rent" and "Additional Rent" are referred to as "Rent"). If the Commencement Date falls on a day other than the first (1st) day of a month, the Rent for the month in which the Commencement Date occurs shall be prorated based upon the number of days in such month. Subtenant shall pay all Rent to Sublandlord at the address designated by Sublandlord as specified in Article 12 hereof or at such other location designated in writing by Sublandlord.

         3.2 Subtenant shall, concurrently with execution of this Sublease, deliver to Sublandlord a security deposit ("Deposit") in the amount of $50,673.23, and the amount of $15,964.58 to be applied toward the second month's Base Monthly Rent ("Prepaid Rent") as it becomes due. The Deposit shall be held by Sublandlord to insure Subtenant's performance of all of its obligations under the Sublease. Sublandlord shall have the right from time to time without prejudice to any other remedy Sublandlord may have on account hereof, to apply the Deposit, or any part thereof, to Sublandlord's damages arising from any default beyond all applicable notice and cure periods on the part of Subtenant. Provided Subtenant shall have fully and timely complied with all of the terms, covenants and conditions of this Sublease, Sublandlord shall return the Deposit, or remainder thereof not previously applied, to Subtenant on the expiration or earlier termination of the Term and surrender by Subtenant of possession of the Subleased Premises to Sublandlord. Sublandlord may hold the Deposit without any obligation to pay interest thereon and may commingle the Deposit with Sublandlord's other funds. If Sublandlord conveys Sublandlord's interest under this Sublease, the Deposit, or any part thereof not previously applied, may be turned over by

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Sublandlord to Sublandlord's grantee, whereupon, Subtenant agrees to look solely to such grantee for application and return of the Deposit in accordance herewith. At Subtenant's option, the Deposit may be provided by Subtenant in the form of an irrevocable standby letter of credit ("Letter of Credit") in the amount of $50,673.23 issued by a financial institution acceptable to Sublandlord in its sole discretion naming Sublandlord as beneficiary in form acceptable to Sublandlord containing terms, covenants and conditions including, without limitation, the following: (a) upon default by Subtenant beyond all applicable notice and cure periods by Subtenant under this Sublease, Sublandlord may draw upon the Letter of Credit upon demand without any further notice or approval to or by Subtenant, and (b) the Letter of Credit shall be for a term which is the entire Term of this Sublease, provided however the Letter of Credit may be for a term which is less than the entire Term of this Sublease on condition that the Letter of Credit include a provision that such Letter of Credit shall automatically renew for consecutive successive periods for the balance of the Term of this Sublease unless the issuing lender shall provide Sublandlord written notice at least thirty (30) days prior to the expiration of the then current term of such Letter of Credit notifying Sublandlord that such Letter of Credit shall not be automatically renewed at the expiration of the then applicable term thereof, in which event Subtenant agrees to provide a replacement Letter of Credit which satisfies all of the aforesaid terms, covenants and conditions to Sublandlord on or before the expiration of the term of the then applicable Letter of Credit.

4. SERVICES; UTILITIES. Subject to Section 1.3 above, Subtenant shall look solely to Landlord to furnish services required under the Lease, and in no event whatsoever shall Subtenant look to Sublandlord to furnish any services or shall this Sublease be construed to create any obligation on Sublandlord to furnish any services. Subtenant shall at all times cooperate with Landlord and Sublandlord and abide by all regulations and requirements established from time to time by Landlord for the proper functioning and protection of the heating, ventilating and air conditioning systems, utilities and other services necessary for the operation of the Subleased Premises and/or Building. Subtenant agrees to provide access to the Subleased Premises to Landlord, its agents and contractors for the performance of janitorial services, and to otherwise comply with the provisions of the Lease. Subtenant shall not be entitled to any diminution, reduction or abatement of Rent, or to any compensation, or to claim that this Sublease or any obligation of Sublandlord hereunder has been affected, diminished or terminated, due to any interruption, stoppage or curtailment of any services to be provided by Landlord unless any of the foregoing is provided to Sublandlord under the Lease, in which event Subtenant shall be entitled to the foregoing hereunder to the same extent provided in the Lease, but only to the extent received by Sublandlord and to the extent applicable to the Subleased Premises only and further provided neither Subtenant nor its employees, agents, invitees and/or contractors are at fault, directly or indirectly, for such events which are the basis of such diminution, reduction, abatement or compensation. Subtenant agrees to promptly notify Sublandlord of any interruption, diminution, delay or discontinuance of services. Subtenant shall pay within ten (10) days after demand by Sublandlord or Landlord, unless a shorter time period is provided for in the Lease in which event such shorter period shall apply, all charges related to any standard as well as additional (non-standard) utilities and/or services to the Subleased Premises requested by Subtenant for which extra costs are attributable. The provisions of this Section 4 shall survive the expiration or earlier termination of this Sublease.

5. USE. The Subleased Premises shall be used and occupied by Subtenant for the use set forth in the Lease and for no other purposes. Subtenant shall fully and promptly comply with the requirements of all present and future laws, rules, orders, ordinances and regulations applicable to the Subleased Premises to the same extent and in the same form as required of "Tenant" under the Lease. If Subtenant receives any notice of violation of any of the foregoing, Subtenant shall give prompt notice thereof to Sublandlord.

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6.       CONDITION OF SUBLEASED PREMISES; SURRENDER; HOLDOVER.

6.1 Sublandlord warrants and represents that as of the Commencement Date, to Sublandlord's actual knowledge, as follows: (a) the Lease is in full force and effect, a copy of which is attached hereto as EXHIBIT "A", and (b) to Sublandlord's actual knowledge, no default beyond all applicable notice and cure periods exists on the part of any party to the Lease and that Sublandlord has neither received from nor sent to Landlord notice in connection with a default for which the cure period as of the execution by Sublandlord of this Sublease has not yet expired. Subtenant accepts the Subleased Premises in their "AS-IS, WHERE-IS" condition. Except as expressly provided for in this Sublease, Subtenant acknowledges that it is not relying on any representation or warranty whatsoever of Sublandlord or its agents and/or employees as to the condition, sufficiency, size, measurement or permitted uses of the Subleased Premises. Upon the expiration or earlier termination of the Term, Subtenant shall, at its sole cost and expense, quit and surrender the Subleased Premises in as good a condition as when possession was delivered to Subtenant including, without limitation, removal of all Alterations (as defined below) made by or on behalf of Subtenant, damage thereto by fire or other casualty and normal wear and tear excepted, but only to the extent required or permitted, as applicable, under the Lease. Subtenant shall have no obligation to remove any Alterations in the Subleased Premises as of the Commencement Date no install by or on behalf of Subtenant. Notwithstanding anything to the contrary in this Sublease, the Subleased Premises shall be cleaned in accordance with the cleaning specifications attached to the Lease by Sublandlord at its cost on or before the Commencement Date, provided however Subtenant shall not be entitled to any delay of the Commencement Date, abatement, reduction, offset, or diminution of rent, or damages nor shall be any constructive or actual eviction arising from the performance, lack of and/or any delay in performing such work.

         6.2 Subtenant shall not holdover after the expiration of the Term, such possession shall be construed a tenancy at sufferance and Subtenant shall remain liable to Sublandlord for daily use and occupancy at the rate of two (2) times the per diem Rent then in effect during the last month of the Term; and shall save, protect, defend (by counsel acceptable to Sublandlord) and hold Sublandlord harmless for all damages including, without limitation, consequential damages, arising from such holdover.

7.       REPAIRS; ALTERATIONS; MECHANIC'S LIENS.

         7.1 Subtenant shall be responsible for the payment of all repair costs in and to the Subleased Premises and the Building which would otherwise have been the responsibility of Sublandlord, including, without limitation, costs for any repairs due to work performed by Subtenant, the installation, use or operation of the Subleased Premises by Subtenant, the moving of any property of Subtenant in or out of the Subleased Premises and/or the Building, and/or any act, omission, neglect or misuse of the Subtenant or any of its employees, agents, contractors, invitees or licensees; and any fees due to Landlord under the Lease in connection with the performance of such repairs.

         7.2 Subtenant shall comply with all provisions of this Sublease and the Lease governing alterations, additions and improvements made by or on behalf of Subtenant to the Subleased Premises (collectively, "Alterations") and all other work to be performed by or on behalf of Subtenant to the Subleased Premises. All work to be performed by or for Subtenant and Alterations including, without limitation, construction and preparation of the Subleased Premises for Subtenant's occupancy ("Subtenant's Initial Improvements"), shall be at Subtenant's sole cost and expense and subject to Sublandlord's and Landlord's prior written consent, which consent shall be governed by the terms,

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covenants and conditions of the Lease. Subtenant acknowledges that neither
Landlord nor Sublandlord shall be responsible for performing or the cost of Subtenant's Initial Improvements.

         7.3 Subtenant shall keep the Subleased Premises, Building and all parts thereof at all times free of mechanic's liens and any other lien for labor, services, supplies, equipment or material purchased or procured, directly or indirectly, by or for Subtenant. Subtenant further agrees that Subtenant shall promptly pay, satisfy, bond against and/or discharge all liens of contractors, subcontractors, mechanics, laborers, materialmen, and other items of like character caused, directly or indirectly, by or for Subtenant, and will indemnify, defend (by counsel acceptable to Sublandlord) and hold Sublandlord harmless against all costs and expenses incurred in the defense of any suit in discharging the Premises, Building or any part thereof from any liens, judgments, or encumbrances caused by Subtenant. All materialmen, contractors, mechanics and laborers are hereby charges with notice that they must look solely to the Subtenant, and not to Sublandlord, Landlord or their interest in the Subleased Premises, Leasehold or Building, to secure the payment of any bill for work done or material furnished at the request or instruction of Subtenant.

8.       INDEMNIFICATION; INSURANCE; CASUALTY.

         8.1 Except to the extent arising from Sublandlord's or its agents', employees', invitees', and/or contractors' acts, omissions, negligence or misconduct, Subtenant shall indemnify, defend (by counsel acceptable to Sublandlord) and hold Sublandlord harmless against any and all claims, losses, damages, liabilities and expenses arising from Subtenant's use or occupancy of the Subleased Premises or arising from any acts, omissions, neglect or fault of Subtenant or Subtenant's agents, employees, contractors or invitees within the Subleased Premises, or arising from Subtenant's failure to comply with the terms, covenants and/or conditions of this Sublease, and to the extent incorporated herein, the Lease. All personal property placed or moved into the Subleased Premises or Building shall be at the risk of Subtenant or the owner thereof, and Sublandlord shall not be liable to Subtenant for any damage to said personal property, but only to the extent of the waiver of subrogation provided for in Section 8.3 below. In the event Sublandlord shall be made a party to any litigation commenced against Subtenant for which Subtenant is obligated to indemnify Sublandlord as provided herein, then Subtenant shall save, indemnify, defend (by counsel acceptable to Sublandlord) and hold Sublandlord harmless in connection with such litigation and any appeal thereof.

         8.2 Except to the extent arising from Subtenant's or its agents', employees', invitees', and/or contractors' acts, omissions, negligence or misconduct, Sublandlord shall indemnify, defend (by counsel acceptable to Subtenant) and hold Subtenant harmless against any and all claims, losses, damages, liabilities and expenses arising from Sublandlord's use or occupancy of the Leasehold (excluding the Subleased Premises) or arising from any acts, omissions, neglect or fault of Sublandlord or Sublandlord's agents, employees, contractors or invitees within the Leasehold (excluding the Subleased Premises), or arising from Sublandlord's failure to comply with the terms, covenants and/or conditions of this Sublease and/or (to the extent not assumed by Subtenant pursuant to this Sublease) the Lease. In the event Subtenant shall be made a party to any litigation commenced against Sublandlord for which Sublandlord is obligated to indemnify Subtenant as provided herein, then Sublandlord shall save, indemnify, defend (by counsel acceptable to Subtenant) and hold Subtenant harmless in connection with such litigation and any appeal thereof.

         8.3 Subtenant shall, at its sole cost and expense, maintain during the Term of this Sublease each of the following insurance policies: (a) commercial general liability insurance, covering bodily injury, property damage, personal injury and advertising liability including premises operations, completed

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operations, product liability and blanket contractual liability, with limits of not less than $1 Million per occurrence and $3 Million in the aggregate, (b) commercial automotive liability, including owned, non-owned and hired vehicles with limits of not less than $1 Million per occurrence, (c) "All Risk" property insurance insuring all of Subtenant's personal property, equipment, trade fixtures and improvements against damage or destruction due to risk including, but not limited to, fire, vandalism, malicious mischief, flood, earthquake, insuring Subtenant for full replacement cost, (d) Subtenant worker's compensation insurance in compliance with applicable state and federal laws, and
(e) employers liability insurance with a limit of liability of not less than $500,000.00. Each of the aforesaid Subtenant's insurance policies shall be upon terms and conditions as approved by Sublandlord, provided however Subtenant agrees to maintain such policies with amounts, terms and conditions which shall be in compliance with the requirements of the Lease should the Lease requirements exceed those required in this Subleaseand shall be written with insurance companies having an A.M. Best Rating of at least A-, VII, licensed to do business in the state where the Sublease Premises is located and acceptable to Sublandlord. Subtenant shall include Sublandlord and Landlord as "additional insureds" on all liability insurance policies required to be maintained by Subtenant, shall provide for a waiver of subrogation against Sublandlord and Landlord on all property insurance policies required to be maintained by Subtenant, shall provide Sublandlord with certificates of insurance for all policies required of Subtenant pursuant to this Sublease and the Lease no later than ten (10) days after full execution of the Sublease and upon each renewal, and shall provide Sublandlord notices and other documents provided to Landlord in satisfaction of the requirements of the Lease at such time as the same are provided to the Landlord. Subtenant's liability shall not be limited by the amount of insurance coverage to be maintained by Subtenant hereunder. All policies shall be primary over any coverage held by Sublandlord and contain a provision that the policy will not be cancelled, failed to be renewed or materially altered without thirty (30) days prior written notice to Sublandlord. If Subtenant elects to self-insure any of the insurance required of Subtenant hereunder, then the self-insured shall be considered an insurance carrier for purposes of this paragraph. Each self-insured retention(s) and/or deductible amounts shall be treated as though they were recoverable under required insurance. No property or assets of Sublandlord's partners, principals, subsidiaries or parent companies, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Subtenant's remedies.

         8.4 If the Lease is terminated with respect to the Subleased Premises by Landlord or Sublandlord pursuant to Section 12 of the Lease as a result of fire or other casualty, to the Premises or any part thereto, this Sublease shall similarly terminate at the same time. Sublandlord shall notify Subtenant of any such termination of the Lease promptly after receipt of notice thereof from Landlord. In the event the Premises or the Subleeased Premises are damaged or destroyed by fire or other casualty and the Lease shall not be terminated, this Sublease shall continue in full force and effect. Subtenant shall not have the right to terminate this Sublease in the event the Subleased Premises are damaged or destroyed by fire or other casualty but shall have the rent abatement benefits of Sublandlord, if any, with respect to the Subleased Premises (based on the rent due under this Sublease) pursuant to Section 12 of the Lease. If, as a result of a fire or other casualty, Sublandlord shall have a right under the Lease to terminate the Lease, Sublandlord and Subtenant agree that Sublandlord may exercise such termination right without the consent of Subtenant and, if so terminated then, this Sublease shall similarly terminate on the date immediately preceding the effective date of such termination. Sublandlord agrees to furnish Subtenant with a copy of such termination notice simultaneously with sending such notice to Landlord.

9. ASSIGNMENT. Subtenant shall neither assign nor encumber any of its rights under this Sublease or with respect to the Subleased Premises nor re-sublet or permit any other person or entity to use or occupy all of any portion of the Subleased Premises without the prior written consent of Sublandlord (which consent shall be subject to the provisions of the Lease as if Sublandlord were "Landlord" thereunder and Subtenant were "Tenant" thereunder and otherwise shall not be unreasonably withheld, conditioned or delayed), and without the prior written consent of Landlord (which consent shall be governed by the provisions of the Lease). Notwithstanding the foregoing and as may be provide in the Lease by incorporation provisions of this Sublease, Subtenant shall have the right, subject to Landlord's prior written consent (which consent shall be governed by the provisions of the Lease) without the prior consent of Sublandlord to assign this Sublease or to sublet all or any portion of the Subleased Premises to any entity which: (a) controls, is controlled by or under common control with Subtenant; or (b) is Subtenant's successor through merger, reorganization or consolidation (collectively, "Subtenant Affiliate"); or (c) acquires substantially all of the assets of Subtenant; provided however, it is expressly understood and agreed by Subtenant that conditions to no prior consent by Sublandlord are as follows: (i) Subtenant shall not be released with respect to the obligations under the Sublease arising from a permitted assignment or sublease to a Subtenant Affiliate, (ii) Subtenant shall provide Sublandlord at least thirty (30) days prior written notice of such an assignment or sublease,
(iii) Subtenant shall provide to Sublandlord along with the notice provided for in sub-section (ii) a duplicate original of all assignment or sublease, as applicable, agreements and documentation executed by all applicable parties in which the Subtenant Affiliate or acquiring entity, as appropriate, shall assume all of Subtenant's obligations under this Sublease such that, by way of example and not limitation, in the event of a sublease to the extent applicable to the portion of the Subleased Premises being subleased to the Subtenant Affiliate or in the event of an assignment then all of Subtenant's obligations under this Sublease, and (iv) the Tenant Affiliate or acquiring entity, as appropriate, must have a net worth (as evidenced by reasonable financial documentation if requested by Sublandlord) equal or greater than the greater of (x) Subtenant's net worth on the Commencement Date of this Sublease or (y) Subtenant's net worth on the effective date of such assignment or sublease, as applicable. As used herein, "control" shall mean the possession directly or indirectly of the power to direct or cause the direction of the management and policies of such entity through ownership of the voting shares or by contract or otherwise.

10. DEFAULT BY SUBLANDLORD. If Sublandlord shall fail to comply with the Lease for more than thirty (30) days after written notice from Subtenant and such failure materially effects Subtenant's possession of the Subleased Premises, then Subtenant shall provide Sublandlord and Landlord a second notice, and Sublandlord and Landlord shall have thirty (30) days from receipt of such second notice to cure said failure. If Sublandlord or Landlord have commenced curing within such period and continue to diligently prosecute curing said default such period shall be extended for such period as Sublandlord and/or Landlord continue to diligently prosecute said default.

11.      DEFAULT BY SUBTENANT; REMEDIES.

         11.1 In addition to all of the rights and remedies that Sublandlord may exercise against Subtenant under the terms of this Sublease (and/or by law) in the event of Subtenant's default, Sublandlord shall be entitled to exercise against Subtenant all of such other and further rights and remedies as the "Landlord" may exercise against the "Tenant" under the Lease with regard to the Subleased Premises, provided however, it is the intent of the parties hereto that for all instances in which "Tenant" under the Lease is entitled to either a cure or grace period that for purposes of this Sublease as between Sublandlord and Subtenant only such cure or grace period shall be reduced by two (2) business days in each instance.

         11.2 The prevailing party shall be awarded all costs and expenses including, without limitation, reasonable attorneys' fees, arising from enforcement of the provisions of this Sublease. The remedies described in this section and the Lease are cumulative and in addition to and without waiver of all remedies allowed Sublandlord by this Sublease, case law, common law and/or statute now or hereafter in effect, and are not mutually exclusive. Subtenant agrees that the rights and remedies granted Sublandlord in this section are commercially reasonable.

         11.3  INTENTIONALLY DELETED.

12. NOTICE. All notices shall be in writing, and if to Subtenant shall be sent by nationally recognized reputable overnight courier requiring signature of addressee upon delivery, or by registered mail, return receipt requested, postage prepaid, addressed to Subtenant at Four Batterymarch Park, Quincy, Massachussets, with a copy to Foley Hoang LLP, 155 Seaport Boulevard, Boston, MA 02210 Attn: David Pierson, Esq., and if to Sublandlord shall be sent by nationally recognized reputable overnight courier requiring signature of addressee upon delivery, or by registered mail, return receipt requested, postage prepaid, addressed to 1 Kemper Drive, Real Estate 11SE, Long Grove, IL 60049, Attention: Real Estate Department, with copy to Business Integration Group, 1131 W. Warner Road - Suite 102, Attn: Lease Administration Department, Tempe, AZ 85284, or to such other address as either party shall designate by written notice to the other. Notice shall be deemed given upon receipt or refusal to accept same.

13. RIGHT OF ENTRY. In addition to the rights of entry granted to the Landlord under the Lease with regard to the Subleased Premises, Sublandlord and/or any of its agents shall have the right upon reasonable prior notice (oral or written) [except in the event of an emergency in which practical, if any, notice shall be required] to enter the Subleased Premises during all reasonable hours to examine the same, and/or to make any repairs, alterations, improvements or additions pursuant to the terms of this Sublease, and/or to effect any cure of Subtenant's default (which Sublandlord has elected to cure) pursuant to the provisions of this Sublease, and/or to exhibit the Subleased Premises to third parties, including, without limitation, mortgagees. In addition, Sublandlord shall be entitled (but not obligated) to enter the Subleased Premises at any time without notice in the event of an emergency.

14. ESTOPPEL STATEMENT. Each party agrees to deliver to the requesting party or to its designee within fourteen (14) days after request a statement in writing certifying (a) that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the Sublease as modified is in full force and effect and stating the modifications); (b) the dates to which the Rent and other charges have been paid; (c) that the requesting party is not in default under any provisions of this Sublease, or if in default, the nature thereof in detail; and (d) other matters reasonably requested by the requesting party and/or its designee. Each party understands and agrees that the requesting party and its designee may rely on the statements contained in such estoppel statement. In the event Subtenant fails to execute and deliver such estoppel statement within the such fourteen (14) day period, then in addition to Sublandlord's rights and remedies for failure to timely deliver such estoppel statement, such estoppel statement shall be deemed to be a conclusive admission by Subtenant that this Sublease is in full force and effect, free of any set-off and free of any default on Landlord's and Sublandlord's part. without releasing Subtenant from its obligation to complete, execute and deliver same.

15. ENTIRE AGREEMENT. This Sublease contains the entire agreement and understanding between the parties hereto with respect to the Subleased Premises, and there are no other terms, covenants, obligations, or representations, oral or written, of any kind whatsoever. Sublandlord and Subtenant have participated fully in the negotiation and preparation hereof, and this Sublease shall not be more strictly construed against either of the parties hereto. This Sublease may not be cancelled, changed or altered in any way unless in writing executed by Sublandlord and Subtenant (and Landlord if required by the Lease).

16. SUCCESSORS AND ASSIGNS. This Sublease shall be binding upon, and shall inure to the benefit of, the parties hereto, their respective heirs, administrators, and permitted successors and assigns.

17. NO WAIVER. The failure of Sublandlord to insist in any instance upon the strict performance or observance of any obligation by Subtenant hereunder, or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation by Subtenant or any right or option of Sublandlord. Sublandlord's receipt and acceptance of Rent or other amounts, or both, or Sublandlord's acceptance of performance of any other obligation by Subtenant , with knowledge of the Subtenant's breach of any provision of this Sublease shall not be deemed a waiver of such breach.

18. WAIVER OF JURY TRIAL; RIGHT TO COUNTERCLAIM. SUBTENANT AND SUBLANDLORD EACH HEREBY WAIVE ANY RIGHT THAT EITHER MAY HAVE TO TRIAL BY JURY IN ANY SUMMARY PROCEEDING OR OTHER ACTION OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, WITH THE RELATIONSHIP OF SUBLANDLORD TO SUBTENANT, OR WITH THE SUBLEASED PREMISES AND THE USE AND OCCUPANCY THEREOF. SUBTENANT HEREBY WAIVES ANY AND ALL RIGHTS TO ASSERT OR INTERPOSE A COUNTERCLAIM, OFFSET OR DEDUCTION OF WHATEVER NATURE IN ANY PROCEEDING, ACTION OR OTHERWISE TO RECOVER OR OBTAIN POSSESSION OF THE SUBLEASED PREMISES.

19. AUTHORITY. If Sublandlord or Subtenant sign as a corporation, partnership or other firm or entity, each of the persons executing this Sublease on behalf of the Sublandlord or Subtenant do hereby covenant and warrant that Sublandlord and Subtenant, as applicable, are duly authorized to transact business, are in good standing and existing, and are qualified to do business in the where the Subleased Premises is located; that the Sublandlord and Subtenant, as applicable, have full right and authority to enter into this Sublease; and that the persons signing on behalf of the entity have been duly authorized to do so.

20. BROKER. Both parties warrant and represent to each other that each party did not authorize any broker, salesman, agent or finder to act on its behalf in connection with the consummation of this Sublease other than Cushman & Wakefield of Massachusetts, Inc. and Insignia/ESG ("Broker") whose fee shall be paid by Sublandlord pursuant to separate agreement, and agree to hold the other party harmless from any claims by any broker, salesman, agent or finder on such party's behalf other than Broker arising out of this transaction. The provisions of this paragraph shall survive the expiration or earlier termination of this Sublease.

21. MISCELLANEOUS. This Sublease shall in all aspects be governed by the laws of the state where the Sublease Premises is located. Except with respect to any costs arising from obtaining Landlord's initial consent to this Sublease, any costs arising from Sublandlord's or Landlord's consent shall be borne by Subtenant, whether or not consent is given. Time shall be of the essence with respect to the performance of all Subtenant's obligations hereunder. Capitalized terms used but not defined herein shall have the meanings set forth in the Lease. Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Sublease nor the intent of any provision thereof. Neither this Sublease nor any notice or memorandum thereof shall be recorded by Subtenant.

22: FURNITURE/EQUIPMENT. Subtenant acknowledges and agrees that Sublandlord has left remaining in the Subleased Premises certain furniture, fixtures, equipment, and assorted personal property as shown on the "Inventory" attached hereto and made a part hereof as EXHIBIT "B" (collectively, "Equipment") which shall be deemed to be a part of the property subleased by Subtenant hereunder in its "AS-IS, WHERE-IS" condition, it being understood and agreed that there is no warranty, maintenance contract or other maintenance, repair and/or replacement with respect to the Equipment being provided by Sublandlord nor shall Sublandlord be responsible or liable in any way or manner to Sub-Subtenant with respect to the Equipment including, without limitation, for failure to maintain, repair or replace the Equipment or for malfunctions of the Equipment. Subtenant shall be liable for and shall pay before delinquency, taxes levied against the Equipment and any personal property and trade fixtures placed by Subtenant in the Subleased Premises which shall become due and payable for periods during the Term, which obligation shall survive the expiration or earlier termination of this Sublease. If any such taxes are levied against Landlord or Sublandlord, whether directly or indirectly, or the Subleased Premises, or if the assessed value of the Building or Subleased Premises is increased by the inclusion of such Equipment, personal property or trade fixtures, upon written notice from Sublandlord, Subtenant shall pay to Sublandlord the amount of the taxes based upon the increased assessments which shall become due and payable for periods during the Term, which obligation shall survive the expiration or earlier termination of this Sublease. Effective on the Commencement Date, ownership of the Equipment shall deemed transferred to Subtenant without any additional writing or other agreement between Sublandlord and Subtenant [it being agreed that Subtenant shall be responsible for and shall pay before delinquency any and all taxes associated with such transfer of ownership of the Equipment, if any], and such Equipment shall be removed by Subtenant from the Subleased Premises and all damage caused by the removal thereof repaired, at Subtenant's sole cost and expense, at the expiration or earlier termination of this Sublease; provided however, upon request by Subtenant, Sublandlord shall execute and deliver a bill of sale ("Bill of Sale") for the Equipment in the form attached hereto and made a part hereof as EXHIBIT "C". Subtenant shall at all times during the Term maintain, at its sole cost and expense, property insurance as required in this Sublease with respect to the Equipment. Sublandlord and Subtenant acknowledge and agree that this Sublease may be executed by such parties prior to determination of the aforesaid Inventory exhibit, and in such event Sublandlord hereby agrees to perform an inventory walk-thru and inspection on a date reasonably mutually agreeable to Sublandlord and Subtenant to be conducted at the Subleased Premises at a time selected by Sublandlord and reasonably agreeable to Subtenant wherein Subtenant or it's designee shall be present to attend and observe, at which time Sublandlord and Subtenant shall mutually prepare and execute the Inventory list which shall then be deemed the Inventory exhibit for this Sublease and deemed attached hereto and made a part hereof as EXHIBIT "B". Failure of Subtenant to attend the walk-thru inspection shall be deemed a waiver of Subtenant's right to so attend and mutually prepare the Inventory, and in such event the Inventory prepared by Sublandlord shall be deemed binding and conclusive and shall be deemed attached hereto and made a part hereof as EXHIBIT "B".

                            [EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date, month, and year first above written.

SUBLANDLORD: LUMBERMENS MUTUAL CASUALTY COMPANY

By:     /s/ William A. Hickey                        By: /s/ Steven R. Miller
        ------------------------------------------       ----------------------------------------
Title:  William A. Hickey, Chief Financial Officer   Title: Steven R. Miller, Real Estate Officer
        ------------------------------------------       ----------------------------------------
Date:                                                Date:
        ------------------------------------------         --------------------------------------

SUBTENANT: THE J JILL GROUP, INC.
By:      /s/ Olga L. Conley
         ------------------
Title:   CFO
         ---
Date:    8-28-03
         -------

The undersigned, Landlord under the Lease in Exhibit "A", hereby consents to the subletting of the Subleased Premises on the terms and conditions contained in this Sublease and does not release Sublandlord from any of its obligations under the Lease. This consent shall apply only to this Sublease and shall not be deemed a consent to any other sublease.

LANDLORD: NATIONAL FIRE PROTECTION ASSOCIATION

By:      -----------------------------
Title:   -----------------------------
Date:    -----------------------------


LIST OF EXHIBITS:
A    LEASE
B    INVENTORY
C    BILL OF SALE

                                   EXHIBIT "A"

                                      LEASE

                                 (SEE ATTACHED)

                                                             DRAFT DATED 4/27/99

                                 Lease Agreement

        THIS INSTRUMENT IS A LEASE, dated as of April 27, 1999, in which the Landlord and the Tenant are the parties hereinafter named, and which relates to space in a building (the "Building") known as Four Batterymarch Park located in Batterymarch Park, Quincy, MA. The parties to this instrument hereby agree with each other as follows:

                                    ARTICLE I
                             BASIC LEASE PROVISIONS

1.1     INTRODUCTION

        The following sets forth basic data and, where appropriate, constitutes definitions of the terms hereinafter listed.

1.2     BASIC DATA

        LANDLORD:   National Fire Protection Association (NFPA)

        LANDLORD'S ORIGINAL ADDRESS: One Batterymarch Park, Quincy, MA 02269
        Attention: James M. Shannon

        TENANT: Lumbermens Mutual Casualty Company, an Illinois corporation, doing business as Kemper Insurance Company

        TENANT'S ORIGINAL ADDRESS: One Kemper Drive
                                   Long Grove, Illinois 60049

        GUARANTOR: [NONE]

        BASIC RENT: Years 1 and 2 of the Term:
                          $791,235.00 annually; $65,936.25 monthly (based upon a rate of $27.00 per square foot of the Premises Rentable Area per annum)
                    Years 3 and 4 of the Term:
                          $820,540.00 annually; $68,378.33 monthly (based upon a rate of $28.00 per square foot of the Premises Rentable Area per annum)

                    Years 5, 6 and 7 of the Term:
                          $864,497.50 annually; $72,041.46 monthly (based upon a rate of $29.50 per square foot of the Premises Rentable Area per annum)
                    Years 8, 9 and 10 of the Term:
                          $879,150.00 annually; $73,262.50 monthly (based upon a rate of $30.00 per square foot of the Premises Rentable Area per annum)
                    Basic Rent may be adjusted and/or abated pursuant to
                    Section 12.1

        PREMISES RENTABLE AREA: 29,305 square feet located on a portion of the third floor of the Building, as shown on EXHIBIT FP hereto. Premises Rentable Area includes a common area factor of 1.16. The useable square feet within the Premises is 25,263 square feet.

        PERMITTED USES: General office uses.

        ESCALATION FACTOR: as computed in accordance with the Escalation Factor Computation.

        PLAN APPROVAL DATE: April 15, 1999

        SCHEDULED COMPLETION DATE: December 1, 1999

        INITIAL TERM: Ten (10) years commencing on the Commencement Date and expiring at the close of the day immediately preceding the tenth anniversary of the Commencement Date, except that if the Commencement Date shall be other than the first day of a calendar month, the expiration of the Initial Term shall be at the close of the day on the last day of the calendar month in which such tenth anniversary shall fall.

        SECURITY DEPOSIT: NONE

        BASE OPERATING EXPENSES: Base Operating Expenses shall be the actual Operating Expenses for the Property for calendar year 2000 (provided that, if during any portion of calendar year 2000, less than 95% of the Building Rentable Area was occupied by tenants or if the Building was in operation for only a portion of such year, actual operating expenses incurred shall be reasonably extrapolated by Landlord to the estimated operational expenses that would have been incurred if the Building were in operation for the entire year and 95% occupied for such year, and such extrapolated amount shall, for the purposes hereof, be deemed to be the Base Operating Expenses.

        BASE TAXES: Base Taxes shall be the actual Taxes for the Property for the period July 1, 1999 through June 30, 2000 (provided that if the assessment for such period does not reflect the assessment for the completed improvements for the Property, Base Taxes shall be appropriately adjusted when the completed improvements have been fully assessed).

        COMMERCIAL GENERAL LIABILITY INSURANCE: $2,000,000 per occurrence (combined single limit) and $5,000,000 annual aggregate.

1.3     ADDITIONAL DEFINITIONS

        BUILDING RENTABLE AREA: 159,161 square feet

        BUSINESS DAYS: All days except Sunday, New Year's Day, Martin Luther King Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, Christmas Day (and the following day when any such day occurs on Sunday) and such other days that are in the future recognized as Federal or Commonwealth of Massachusetts holidays.

        COMMENCEMENT DATE: As defined in Section 4.1.

        DEFAULT OF TENANT: As defined in Section 13.1.

        ESCALATION CHARGES: The amounts prescribed in Sections 8.1 and 9.2.

        ESCALATION FACTOR COMPUTATION: Premises Rentable Area divided by the greater of (i) ninety-five percent (95%) of Building Rentable Area or
        (ii) Building Rentable Area which is actually leased on an average annual basis.

        LANDLORD'S WORK: As defined in Section 4.2.

        OPERATING EXPENSES: As determined in accordance with Section 9.1.

        OPERATING YEAR: As defined in Section 9.1.

        PREMISES: A portion of the Building as shown on EXHIBIT FP annexed hereto.

        PROPERTY: The Building and the land parcels on which it is located (including adjacent sidewalks).

        TAX YEAR: As defined in Section 8.1.

        TAXES: As determined in accordance with Section 8.1.

        TENANT'S DELAY: As defined in Section 4.2.

        TENANT'S PLANS: As defined in Section 4.2.

        TENANT'S REMOVABLE PROPERTY: As defined in Section 5.2.

        TERM OF THIS LEASE: The Initial Term and any extension thereof in accordance with the provisions hereof.

                                   ARTICLE II
                         PREMISES AND APPURTENANT RIGHTS

2.1     LEASE OF PREMISES

        Landlord hereby demises and leases to Tenant for the Term of this Lease and upon the terms and conditions hereinafter set forth, and Tenant hereby accepts from Landlord, the Premises subject to all of the terms, covenants and conditions contained in this Lease.

2.2     APPURTENANT RIGHTS AND RESERVATIONS

        a. Tenant shall have, as appurtenant to the Premises, (i) the non-exclusive right to use, and permit its invitees to use, in common with others, public or common lobbies, hallways, stairways, and elevators and common walkways necessary for access to the Building, and if the portion of the Premises on any floor includes less than the entire floor, the common toilets, corridors and elevator lobby of such floor; but such rights shall always be subject to reasonable rules and regulations from time to time established by Landlord pursuant to Section 14.7 and to the right of Landlord to designate and change from time to time areas and facilities so to be used and (ii) at no additional charge to Tenant, 3.74 parking spaces per 1,000 square feet of Premises Rentable Area on a non-exclusive, first-come, first-served basis, such spaces to be available in a surface level parking lot and .26 parking spaces per 1,000 square feet of Premises Rentable Area in the parking garage located under the Building, on a non-exclusive, first-come, first-served basis. With respect to parking spaces, Landlord reserves the right to institute a tag or sticker system to monitor compliance by Tenant and others of use of the tag or sticker system to monitor compliance by Tenant and others of use of the parking spaces. The Premises shall be designated a non-smoking area and Tenant will comply, and cause its employees and invitees to comply, with reasonable Building regulations regarding non-smoking areas.

        b. Excepted and excluded from the Premises are the ceiling, floor and all perimeter walls of the Premises, except the inner surfaces thereof, but the entry doors to the Premises are a part thereof; and Tenant agrees that Landlord shall have the right to place in the Premises (but in such manner as to reduce to a minimum interference with Tenant's use of the Premises) utility lines, pipes and the like, in, over and upon the Premises. Tenant shall install and maintain, as Landlord may require, proper access panels in any hung ceilings or walls as may be installed by Tenant in the Premises to afford access to any facilities above the ceiling or within or behind the walls.

                                   ARTICLE III
                                   BASIC RENT

3.1     BASIC RENT

        a. Tenant agrees to pay to Landlord, or as directed by Landlord, commencing on the Commencement Date without offset, abatement (except as otherwise specifically provided in this Lease), deduction or demand, the Basic Rent. Such Basic Rent shall be payable in equal monthly installments, in advance, on the first day of each and every calendar month during the Term of this Lease, at Landlord's Original Address, or at such other place as Landlord shall from time to time designate by written notice. Until notice of some other designation is given, Basic Rent and all other charges for which provision is herein made shall be paid by remittance payable to the Landlord, at Landlord's Original Address, or at such other place or Landlord shall from time to time designate by written notice.

        b. Basic Rent for any partial month shall be prorated on a daily basis, and if the Term of this Lease commences on a day other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be payable on the Commencement Date and shall be equal to a proportionate part of the monthly installment of Basic Rent for the partial month from the Commencement Date to the last day of the month in which such Commencement Date occurs plus the installment of Basic Rent for the succeeding calendar month. In addition to any charges pursuant to
             Section 14.18, Tenant shall pay as additional rent a late charge equal to 5% of the amount of any Basic Rent payment not paid when due; provided, however, that no such charge shall be payable in connection with the first payment of Basic Rent not paid when due during any three (3) calendar year period provided that such payment is made within five (5) days of written notice of such non-payment from Landlord.

                                   ARTICLE IV
                                  TERM OF LEASE

4.1     COMMENCEMENT DATE

        The Commencement Date shall be the later to occur of:

        a.   The Scheduled Completion Date; or

        b. The day following the date on which the Premises are ready for occupancy as provided in Section 4.2.

Notwithstanding the foregoing, except as provided in Article 4.2(e), if Tenant's personnel shall occupy all or any part of the Premises for the conduct of its business prior to the Commencement Date as determined pursuant to the preceding sentence, such date of occupancy shall, for all purposes of this Lease, be the Commencement Date.

4.2     PREPARATION OF THE PREMISES

        a. Landlord and Tenant hereby approve (i) the floor plan dated August 7, 1998, as last revised on April 28, 1999 prepared by The Environments Group, and (ii) the Scope Documents Package dated October 14, 1998, each of which are attached hereto as EXHIBIT SP and incorporated herein by this reference (collectively, the "Space Plans"). Based upon the Space Plans, Landlord shall cause to be prepared, or at Tenant's option, Tenant's architect shall prepare, design development documents ("Design Documents"). In the event Landlord causes to be prepared the Design Documents, Tenant shall review and approve the Design Documents in writing within seven (7) days of delivery thereof to Tenant. In the event Tenant elects to have its architect prepare the Design Documents, Landlord shall provide Tenant with an allowance of $0.45 per square foot of Premises Rentable Area for the cost of Tenant's architect to prepare the Design Documents ("Design Documents Allowance"). Upon receipt by Landlord of a statement from Tenant indicating the amount due to the architect retained by Tenant to prepare the Design Documents, Landlord shall promptly reimburse Tenant for such amount not to exceed the Design Documents Allowance. Based upon the Space Plans and the Design Documents, Landlord shall, at its sole cost and expense, cause to be prepared construction documents ("Construction Documents"). Tenant shall review the Construction Documents and either approve or submit in writing to Landlord any revisions within seven (7) days of delivery thereof to Tenant. If Tenant submits revisions to Landlord, Tenant shall review and approve the revised Construction Documents within four (4) business days of delivery thereof to Tenant. Any disapproval or revisions by Tenant of the Construction Documents or, in the event Landlord causes the Design Documents to be prepared, the Design Documents on a basis inconsistent with the Space Plans shall constitute a Tenant Delay and in no event shall such disapproval or revisions increase the cost of the work set forth in the Space Plans. In the event that Tenant's architect prepares the Design Documents, any inconsistency with the Space Plans shall constitute a Tenant Delay and in no case shall such inconsistency increase the cost of the work set forth in the Space Plans. Landlord shall exercise all reasonable efforts to cause the tenant improvement work to be built in accordance with the Space Plans, Design Documents and the Construction Documents (collectively, the "Landlord's Work"). Tenant shall have no claim against Landlord for failure so to complete such Landlord's Work except as provided in paragraph (d) of this Section 4.2. Landlord shall perform the Landlord's Work at its sole cost and expense. If Tenant requests any change in Landlord's Work, Landlord shall notify Tenant within three (3) business days of the cost thereof. Tenant shall notify Landlord within three (3) business days of receipt of Landlord's statement of the change order cost as to whether Tenant authorizes Landlord to proceed with the change order. In the absence of such notice, Landlord shall not proceed with the change order, and Tenant's request therefor shall be deemed withdrawn. Any increase in the cost of Landlord's Work resulting from a change by Tenant in any of the Landlord's Work thereof shall be paid to Landlord either 100% in advance or on such other schedule as Landlord may in its discretion determine, such determination to be made by Landlord at the time of its approval of such changes to Landlord's Work. Tenant shall, if requested by Landlord, execute a work letter confirming such excess costs prior to the time Landlord shall be required to commence work.

        b. Notwithstanding anything to the contrary set forth herein, the Landlord's Work shall not include a refrigerator, microwave, icemaker or accordion partition with header.

        c. The Premises shall be deemed ready for occupancy on the first day as of which:

             i. Landlord's Work (including the base building work specified in Exhibit SP) has been completed except for items of work (and, if applicable, adjustment of equipment and fixtures) which can be completed after occupancy has been taken which will not materially interfere with Tenant's use and its ability to open, operate and conduct business within the Premises (i.e., so-called "punch list" items),

             ii. Tenant has been given notice of the date that Landlord's Work was or will be completed, such notice to be given by Landlord to Tenant at least two (2) weeks' prior to the anticipated date of completion,

             iii. Either a temporary or permanent certificate of occupancy or an equivalent use or occupancy permit for the Premises and the Building ( a "Certificate of Occupancy") shall be issued by the building inspector within the municipality where the Building is being constructed; provided that if a temporary Certificate of Occupancy is issued, Landlord shall use diligent efforts to obtain appropriate extensions prior to the expiration of the same. In the event that the temporary Certificate of Occupancy expires and, as a result thereof, Tenant is prohibited by the building inspector from occupying the Premises for the Permitted Uses, Tenant shall (in addition to the remedy provided in Article 4.2(d)) be entitled to an abatement in Basic Rent and Escalation Charges for the period during which it is so prohibited from occupying the Premises,

             iv. The common areas on the first (1st) and third (3rd) floors of the Building are substantially complete, and

             v. All life safety electrical plumbing, HVAC, water and elevator services ("Critical Building Services") are available to the Premises.

        The determination as to whether the Premises are ready for occupancy shall be made by ADD, Inc. (or such other architect as may be selected by Landlord) and shall be conclusive and binding on Landlord and Tenant. On the day prior to Tenant's move-in to the Premises, Landlord, or its designee, and Tenant, or it designee, shall determine in writing the so called "punch list" items described in Paragraph 4.2 (c)(i), above. Landlord shall complete within thirty (30) days or as soon as conditions permit all "punch list" items and Tenant shall afford Landlord access to the Premises for such purposes. All telephone installation in the Premises shall be the responsibility of the Tenant. Failure of delay of such installation shall not delay the above completion date.

        d. If the Premises shall not be ready for occupancy within ninety (90) days following the Scheduled Completion Date (which period shall be extended automatically one day for each day of delay in the Premises being ready for occupancy resulting from force majeure or Tenant's Delay or both), Tenant shall have the right to terminate this Lease by giving notice to Landlord of Tenant's desire so to do within thirty (30) days after the expiration of such period; and, upon the giving of such notice, this Lease shall cease and come to an end without further liability or obligation on the part of either party unless, within such 30-day period, Landlord substantially completes Landlord's Work (as defined in Article 4.2
             (c)); and such right of termination shall be Tenant's sole and exclusive remedy at law or in equity for Landlord's failure so to complete such Landlord's Work within such time. If the Premises shall not be ready for occupancy by the Scheduled Completion Date (which period shall be extended automatically for periods of force majeure and Tenant's Delay), and this Lease shall not have been terminated, Tenant shall receive a credit against Basic Rent next due for each day following the Scheduled Completion Date (as extended as aforesaid) that the Premises are not ready for occupancy.

             As used herein, the term "force majeure" shall mean a time extension equal to the aggregate of any delays when the party required to perform the respective obligation is prevented from doing so, despite the exercise of reasonable diligence, and such delay is caused by: (i) Acts of God, (ii) changes in government regulations, (iii) casualty, (iv) strike, lockouts or other such labor difficulties (unless such strike, lockout or labor difficulty is caused by the use of non-union labor other than the use of non-union labor by Tenant), (v) extraordinary weather conditions, including earthquakes and hurricanes, and other natural disasters,
             (iv) an inability to obtain supplies or parts for which there are no available substitutions, (vii) failure of power, (viii) riots, wars, acts of public enemy or insurrections, (ix) fires, explosions or (x) other acts reasonably beyond such parties' control, but in no event shall the term include economic or financing difficulties or delays by contractors or subcontractors which are not directly attributable to one or more of the matters listed in the preceding items (i) through (x), inclusive.

        e. Landlord shall permit Tenant access to the Premises for a period of at least fourteen (14) calendar days prior to the Commencement Date, without requiring payment of Basic Rent or other charges, for the limited purpose of allowing Tenant or its contractors to install fixtures and wiring for data and telephone services when such access may be provided without material interference with the remaining Landlord Work provided that any such work to be performed by Tenant or its contractors during such period shall (i) not interfere with the remaining Landlord Work, (ii) be coordinated with the remaining Landlord Work in such a manner as to maintain harmonious labor relations and not cause any work stoppage or damage to the Premises or the Building and (iii) not interfere with Building construction or operation. Tenant hereby acknowledges that Landlord will be using union labor in connection with its Work in the Premises and the Building and Tenant agrees not to employ or permit the use of any labor or otherwise take any action which might result in a labor dispute involving personnel providing services in the Building pursuant to arrangements with Landlord.

        f. If a delay shall occur in the date the Premises are ready for occupancy pursuant to paragraph (c) as the result of any of the following (a "Tenant's Delay"):

             i. Any request by Tenant that Landlord delay in the commencement or completion of Landlord's Work for any reason;

             ii. Any change by Tenant in any of Landlord's Work, which, in Landlord's reasonable judgment, causes a delay in Landlord's completion of Landlord's Work;

             iii. Any other act or omission of Tenant or its officers, agents, servants or contractors which, in Landlord's reasonable judgment, causes a delay in Landlord's completion of Landlord's Work; or

             iv. Any reasonably necessary displacement of any of Landlord's Work from its place in Landlord's construction schedule resulting from any of the causes for delay referred to in clauses i., ii., and iii. of this paragraph and the fitting of such Work back into such schedule; or

             v. Any act or omission of Tenant in violation of paragraph (e) above.

             A delay by Tenant shall not ripen into a Tenant Delay unless and until Landlord shall have notified Tenant in writing (the "Notice of Tenant's Delay") of the act, omission or failure to act which Landlord alleges as the basis for such Tenant Delay. The Notice of Tenant's Delay shall describe such act, omission or failure in reasonable detail and shall be deemed effective when transmitted by facsimile to those parties identified on Exhibit TD attached hereto at the facsimile number set forth beside the name for each such party. The Tenant's Delay shall begin to accrue on the day that the facsimile is so transmitted. Landlord's facsimile transmission log shall be conclusive evidence of the giving of the Notice of Tenant's Delay. Landlord shall be required to give only one (1) Notice of Tenant's Delay with respect to any continuing act, omission or failure (it being agreed that multiple Notices shall not be required for any particular act, omission or failure to give rise to a Tenant's Delay equal to the number of days that such act, omission or failure continues).

             If and to the extent that a Tenant's Delay shall occur, then Tenant shall, from time to time, and within twenty (20) days after demand therefor, pay the Landlord as an additional charge for each day of such delay equal to the amount of Basic Rent, Escalation Charges and other charges that would have been payable hereunder calculated on a per diem basis for the number of days in the month in which the Commencement Date would have occurred had the Commencement Date occurred prior to such delay. Tenant also shall pay to Landlord with twenty (20) days of invoice therefor, any additional costs incurred by Landlord in completing the work to the extent that such costs are reasonably attributable to Tenant's Delay.

4.3     CONCLUSIVENESS OF LANDLORD'S PERFORMANCE; WARRANTIES

        Except to the extent to which Tenant shall have given Landlord written notice (including punchlist items), not later than the end of the second full calendar month next beginning after the Commencement Date, of respects in which Landlord has not performed Landlord's Work, Tenant shall be deemed to have acknowledged that all Landlord's Work has been completed to Tenant's satisfaction and that Tenant has waived any claim that Landlord has failed to perform any of Landlord's Work. Landlord agrees to correct any defect due to faulty workmanship or materials in Landlord's Work, provided Tenant shall have given written notice of such defects to Landlord prior to the first anniversary of the Commencement Date. From and after the expiration of such twelve (12) month period, Tenant shall be entitled to the benefit of any applicable warranties obtained by Landlord from third parties with respect to Landlord's Work provided that Tenant shall be solely responsible for enforcing such warranties directly against the party providing the same.

4.4     COMMENCEMENT DATE AGREEMENT

        Within thirty (30) days after the commencement of the Term of this Lease, Landlord and Tenant shall execute a Commencement Date Agreement in the form attached hereto as Exhibit CDA and made a part hereof, confirming the Building Rentable Area, the Premises Rentable Area, the Commencement Date, Expiration

Date and the Basic Rent per annum during the Term of this Lease. The Commencement Date Agreement shall not be recorded with the Registry of Deeds.

                                    ARTICLE V
                                 USE OF PREMISES

5.1     PERMITTED USE

        a. Tenant agrees that the Premises shall be used and occupied by Tenant only for Permitted Uses and for no other purpose.

        b. Tenant agrees to conform to the following provisions during the Term of this Lease:

             i. Tenant shall cause all freight to be delivered to or removed from the Building and the Premises in accordance with reasonable rules and regulations established by Landlord therefor;

             ii. Tenant will not place on the exterior of the Premises (including both interior and exterior surfaces of windows and doors) or on any part of the Building outside the Premises, any sign, symbol, advertisement or the like visible to public view outside of the Premises without the prior consent of Landlord, which Landlord may give or withhold in its sole discretion. Landlord shall provide building standard signage on the entry door to the Premises provided that Tenant has submitted to Landlord a plan or sketch of the sign to be placed on such entry doors and that such plan or sketch is reasonably acceptable to Landlord. In addition, Landlord agrees to maintain a tenant directory in the lobby of the Building in which will be placed, at Landlord's expense, Tenant's name and the location of the Premises in the Building. Tenant shall have the use of a pro-rata number of the strips on the tenant directory, based on the ratio of the Premises Rentable Area to the Building.

             iii. Tenant shall not perform any act or carry on any practice which may injure the Premises, or any other part of the Building, or cause any offensive odors or loud noise or constitute a nuisance or a menace to any other tenant or tenants or other persons in the Building; and

             iv. Tenant shall not operate any cooking apparatus (except for coffee making equipment, microwave or toaster ovens within employee break areas of the Premises), or locate more than two (2) vending machines in the Premises.

5.2     INSTALLATIONS AND ALTERATIONS BY TENANT

        a. Tenant shall make no alterations, additions or improvements (collectively, "Improvements") in or to the Premises without Landlord's prior written consent provided that subsequent to the completion of the initial Landlord Work, Landlord's consent shall not be required if such Improvements (i) are non-structural and do not exceed in the aggregate a cost of $15,000 or (ii) are of a decorating nature (i.e., carpeting, painting, wallpaper) irrespective of the cost. With respect to Improvements requiring Landlord's consent, Landlord shall not unreasonably withhold, condition or delay its consent for non-structural Improvements to the Premises. All Improvements shall:

             i. Be performed in a good and workmanlike manner and in compliance with all applicable laws;

             ii. Be made only by contractors or mechanics approved by Landlord which consent shall not be unreasonably withheld, conditioned or delayed provided that Tenant agrees not to employ or permit the use of any labor or otherwise take any action which might result in a labor dispute involving personnel providing services in the Building pursuant to arrangements made by Landlord;

             iii. Be made at Tenant's sole expense and at such times and in such manner as Landlord may from time to time reasonably designate; and

             iv. Become part of the Premises and the property of Landlord. Tenant agrees not to employ or permit the use of any labor or otherwise take any action which might result in a labor dispute involving personnel providing services in the Building pursuant to arrangements made by Landlord.

        b. All articles of personal property and all business fixtures, machinery and equipment and furniture owned or installed by Tenant solely at its expense in the Premises ("Tenant's Removable Property") shall remain the Property of Tenant and shall be removed by Tenant at any time prior to the expiration of this Lease, provided that Tenant, at its expense, shall repair any damage to the Premises and the Building caused by such removal.

        c. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Premises. Whenever and as often as any mechanic's lien shall have been filed against the Property based upon any act or interest of Tenant or of anyone claiming through Tenant, Tenant shall forthwith take such action by bonding, deposit or payment as will remove or satisfy the lien. Landlord shall have the option, but not the obligation, of removing, bonding over or paying such lien if Tenant has not done so within fifteen (15) days following Landlord's notice to Tenant of the filing of the same, and any amounts paid by Landlord therefor shall be paid to Landlord within 10 business days after invoice therefor as additional rent hereunder.

        d. Tenant shall not be obligated to remove at the end of the Term of this Lease (i) any Improvement unless Landlord specifies an Improvement for removal at the time Landlord consents to such Improvement or (ii) any improvements built by Landlord as part of the initial fit-up of the Premises which would customarily be considered standard tenant improvement (collectively referred to herein as "Building Standard Office Improvements").

                                   ARTICLE VI
                            ASSIGNMENT AND SUBLETTING

6.1     PROHIBITION

        a. Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred and that neither the Premises nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied or permitted to be used or occupied, by anyone other than Tenant, or for any use or purpose other than a Permitted Use, or be sublet (which term, without limitation, shall include granting of concessions, licenses and the like) in whole or in part, without, in each instance, having first received the express written consent of Landlord which, in the case of any subletting (except to another tenant in the Building or other buildings owned by Landlord or its beneficiaries), will not be unreasonably withheld, conditioned or delayed. In all other cases, Landlord's consent may be withheld in its sole discretion. The foregoing restrictions shall not be applicable to an assignment of this Lease or a subletting of the Premises by Tenant to (i) a subsidiary wholly owned by Tenant, (ii) a controlling corporation (which owns a majority of the outstanding stock of Tenant), (iii) or any other corporation, the stock in which is wholly owned by the stockholders of Tenant or (iv) to any entity resulting from a sale, buy-out, merger or consolidation with Tenant (each of the entities described in the foregoing clauses (i)-(iv) being referred to herein as an "Affiliate") provided that Tenant shall prior to the effective date of such assignment provide to Landlord evidence reasonably satisfactory to Landlord that, as of the date of such assignment, the assignee shall have a net worth equal to or greater than that of Tenant as of the date of execution of this Lease. It shall be a condition of the validity of any assignment, whether with the consent of Landlord or to an Affiliate, that the assignee agrees directly with Landlord, by written instrument in form reasonably satisfactory to Landlord, to be bound by all the obligations of Tenant hereunder including, without limitation, the provisions restricting assignment and subletting set forth in this Article VI. No assignment or subletting shall relieve Tenant from its obligations hereunder and Tenant shall remain fully and primarily liable therefor.

        b. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may, at any time following a default by Tenant hereunder beyond applicable notice and grace periods, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant or a release of Tenant from the further performance by Tenant of its obligations hereunder. The consent by Landlord to an assignment or subletting shall in no way be construed to relieve Tenant or any successor from obtaining the express consent in writing of Landlord to any further assignment or subletting except as may otherwise be provided in this Article VI. No assignment or subletting and no use of the Premises, including without limitation by an Affiliate, shall affect Permitted Uses.

6.2     EXCESS PAYMENTS

        If:

             i. The rent and other sums received by Tenant on account of a sublease of all or any portion of the Premises exceeds the Basic Rent and Escalation Charges allocable to the space subject to the sublease (in the proportion of the area of such space to the entire

                     Premises) plus actual out-of-pocket expenses incurred by Tenant in connection with Tenant's subleasing of such space, including brokerage commissions to a licensed broker, rent concession allowances which are reasonable and customary in the Quincy/Braintree market and the cost of preparing such space for occupancy by the subtenant, Tenant shall pay to Landlord, as an additional charge, 50% of such excess, monthly as received by Tenant; or

             ii. Any payment received by Tenant on account of any assignment of this Lease exceeds the actual out-of-pocket expenses incurred by Tenant in connection with such assignment, including brokerage commissions to a licensed broker, rent concession allowances which are reasonable and customary in the Quincy/Braintree market and the cost of preparing space for the assignee, Tenant shall pay to Landlord, as an additional charge, 50% of such excess when received by Tenant.

             Notwithstanding any other provision of this Article VI, if Tenant shall intend to assign this Lease to a party other than an Affiliate of Tenant or intend to enter into a sublease with a party other than an Affiliate of Tenant for substantially all of the Premises for substantially all of the remaining Term of this Lease, Tenant shall so notify Landlord in writing (which notice shall state the earliest effective date intended by Tenant for such proposed assignment or subletting), and Landlord may elect to terminate this Lease by giving notice to Tenant of such election not later than fifteen (15) business days after receiving such notice from Tenant, whereupon this Lease shall terminate on and as of the earliest effective date of such subletting or assignment, as such date was set forth in the notice from Tenant, with the same force and effect as if such date were the date originally established as the expiration date hereof.

                                   ARTICLE VII
             RESPONSIBILITY FOR REPAIRS AND CONDITIONS OF PREMISES;
                      SERVICES TO BE FURNISHED BY LANDLORD

7.1     LANDLORD REPAIRS

        a. Except as otherwise provided in this Lease, Landlord agrees to keep in a first class manner consistent with other first class buildings in the greater suburban Boston market, and in good order, condition and repair the roof, public areas (including common areas and the parking garage), exterior walls (including glass on exterior Building walls) and structure of the Building (including plumbing, mechanical and electrical systems), all insofar as they affect the Premises, except that Landlord shall in no event be responsible to Tenant for the condition of glass in and about the Premises or for the doors leading to the Premises, or for any condition in the Premises or the Building caused by any act or neglect of Tenant, its invitees or contractors. Landlord shall not be responsible to make any improvements or repairs to the Building other than as expressly in this Section 7.1 provided, unless expressly provided otherwise in this Lease or unless such repairs are due to the acts or negligence of Landlord, its agents, employees or contractors.

        b. Landlord shall never be liable for any failure to make repairs which, under the provisions of this Section 7.1 or elsewhere in this Lease, Landlord has undertaken to make unless Tenant has given notice to Landlord of the need to make such repairs, and Landlord has failed to commence to make such repairs within thirty (30) days after receipt of such notice (or, in the case of emergency, within such shorter period as may be reasonable in the circumstances), or fails to proceed with reasonable diligence to complete such repairs. Upon such failure, Tenant shall have the right, but not the obligation, to make such repair, whereupon Landlord shall forthwith reimburse Tenant for the reasonable costs incurred by Tenant upon receipt of an invoice from Tenant. In no event shall Tenant have a right of offset or abatement of Basic Rent or other amounts due hereunder.

7.2     TENANT'S AGREEMENT

        a. Tenant will keep neat and clean and maintain in good order, condition and repair the Premises and every part thereof, excepting only those repairs for which Landlord is responsible under the terms of this Lease, reasonable wear and tear of the Premises, and damage by fire or other casualty and as a consequence of the exercise of the power of eminent domain; and shall surrender the Premises, at the end of the term, in such condition. Without limitation, Tenant shall maintain and use the Premises in accordance with all directions, rules and regulations of the proper officers of governmental agencies having jurisdiction, and shall, at Tenant's own expense, obtain all permits, licenses and the like required by applicable law, except that Landlord shall obtain, at its cost and expense, a Certificate of Occupancy for the Premises as specified in Section 4.2 hereof. Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damage to common areas in the Building by Tenant, Tenant's independent contractors, or Tenant's invitees.

        b. If repairs are required to be made by Tenant pursuant to the terms hereof, Landlord may demand that Tenant make the same within 30 days after written notice, and if Tenant refuses or neglects to commence such repairs within such 30 day period or to complete the same within a reasonable time thereafter provided Tenant commence such repairs within such 30 day period and diligently pursues completion thereof (provided that such repairs shall be completed within 90 days following Landlord's initial notice), Landlord may (but shall not be required to do so) make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may accrue to Tenant's stock or business by reason thereof. If Landlord makes or causes such repairs to be made, Tenant agrees that Tenant shall within 30 days after written demand (which demand shall include a reasonably detailed statement of Landlord's expenses and, if applicable, invoices from contractors and suppliers), pay to Landlord the cost thereof as an additional charge hereunder. If Landlord has paid the contractors and suppliers prior to seeking payment from Tenant hereunder (but without the requirement to do so), Landlord shall provided evidence of such payment to Tenant together with its statement for payment hereunder.

7.3     FLOOR LOAD - HEAVY MACHINERY

        a. Tenant shall not place a load upon any floor in the Premises exceeding 100 lbs. (live load) per square foot of usable area. Landlord reserves the right to reasonably prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient, in Landlord's reasonable judgment, to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent, which consent shall not be unreasonably withheld, conditioned or delayed and may include a requirement to provide insurance in such amounts as Landlord may reasonably deem necessary to protect the common areas of the Building affected during such move.

        b. If any such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do such work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant, and Tenant will exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving, unless such liability, loss, injury, claim or suit resulting from such moving is due to the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors.

        c. Except in the case of emergency or a scheduled closing of the Building, Landlord shall provide to Tenant (subject to reasonable security procedures which may be imposed by Landlord) access to the Building, an elevator and the loading dock, twenty-four hours per day, 365 days per year.

7.4     BUILDING SERVICES

        a. Landlord shall, on Business Days from 8:00 a.m. to 6:00 p.m. (except on Saturdays only from 8:00 a.m. to 1:00 p.m.), furnish heating and cooling as normal seasonal changes may require to provide reasonably comfortable space temperature and ventilation for occupants of the Premises under normal business operation at an occupancy of not more than one person per 150 square feet of Usable Floor Area and an electrical load not exceeding 4.5 watts per square foot of Usable Floor Area. If Tenant shall require air conditioning, heating or ventilation outside the hours and days above specified, Landlord shall furnish such service and Tenant shall pay therefor such reasonable charges to be applied in non-discriminatory manner as may from time to time be in effect (without imposition by Landlord of any administrative fee for electric service for overtime HVAC). In the event Tenant introduces into the Premises personnel or equipment which overloads the capacity of the Building system or in any other way interferes with the system's ability to perform adequately its proper functions, supplementary systems may, if and as needed, in Landlord's reasonable discretion, be provided by Landlord, at Tenant's expense provided that Landlord has first notified Tenant of the overload and has given Tenant a reasonable opportunity to remove such excess personnel or equipment prior to installing the supplementary systems. Except in the case of emergency, Landlord shall provide to Tenant (subject to reasonable security procedures which may be imposed by Landlord) access to the Building, an elevator and a loading dock twenty-four (24) hours a day, three hundred sixty-five
             (365) days a year).

        b.   Landlord shall also provide:

             i. Hot water for lavatory purposes and cold water (at temperatures supplied by the City of Quincy) for drinking, lavatory and toilet purposes. If Tenant uses water for any purpose other than for ordinary lavatory and drinking purposes, Landlord may assess a reasonable charge (not to exceed the actual cost of the additional water) for the additional water so used or install a water meter and thereby measure Tenant's water consumption for all purposes. In the latter event, Tenant shall pay the cost of the meter and the cost of installation thereof and shall keep such meter and installation equipment in good working order and repair. Tenant agrees to pay for water consumed, as shown on such meter, together with the sewer charge based on such meter charges, as and when bills are rendered and if Tenant is in default in making such payment, Landlord may pay such charges and collect the same from Tenant, within ten (10) days after written demand therefor, as an additional charge hereunder. All piping and other equipment and facilities required for use of water outside the Building core will be installed and maintained by Landlord at Tenant's sole cost and expense.

             ii. After 7:00 p.m. cleaning and janitorial services to the Premises, provided the same are kept in order by Tenant, in accordance with the cleaning standards set forth in EXHIBIT CS attached hereto.

             iii. Passenger elevator service from the existing passenger elevator system in common with Landlord and other tenants of the Building.

7.5     ELECTRICITY

        a. Landlord shall supply electricity to the Premises to supply a requirement not to exceed 4.5 watts per square foot of usable area for standard single-phase 120 volt alternating current and Tenant agrees in its use of the Premises not to exceed such requirement and that its total connected lighting load will not exceed the maximum from time to time permitted under applicable governmental regulations. In connection with Landlord's Work, Landlord shall purchase and install, at Tenant's expense, which expense shall be reasonable and shall be included in the Tenant Improvement Allowance, all lamps, tubes, bulbs, starters and ballasts for all original fluorescent tubes within the Premises. All other bulbs, tubes and lighting fixtures for the Premises shall be provided (at a reasonable cost) and installed by Landlord at Tenant's cost and expense. In order to assure that the foregoing requirements are not exceeded and to avert possible adverse affect on the Building's electric system, Tenant shall not, without Landlord's prior consent, connect any fixtures, appliances or equipment to the Building's electric distribution system other than typewriters, pencil sharpeners, adding machines, hand-held or desk-top calculators, dictaphones and a computer network connected with personal computers.

        b. Landlord shall install at Tenant's expense, which expense shall be reasonable and included in the Tenant Improvement Allowance, a separate meter which shall measure electric consumption (including electricity consumed in connection with the operation of the variable-air-volume (VAV) boxes used to heat and cool the Premises) in the Premises. Tenant shall pay as additional rent all amounts billed by the applicable utility company when due directly to the utility company. If, for any reason, such utility charges are not separately metered at any time during the Term, Tenant shall pay as additional rent all reasonably allocated charges attributable to the furnishing of electricity to the Premises, which charges shall not exceed Landlord's actual costs therefor.

                                  ARTICLE VIII
                                REAL ESTATE TAXES

8.1     PAYMENTS ON ACCOUNT OF REAL ESTATE TAXES

        a. For the purposes of this Article, the term "Tax Year" shall mean the twelve (12) month period commencing on the July 1 immediately preceding the Commencement Date and each twelve (12) month period thereafter during the Term of this Lease; and the term "Taxes" shall mean real estate taxes assessed with respect to the Property for any Tax Year. The term "Taxes" shall not include inheritance taxes, gift taxes, transfer taxes, franchise taxes, excise taxes, net income taxes, profit taxes, capital levies, late payment charges and penalties (to the extent that Tenant has made all payments of Taxes required hereunder in a timely fashion), or special assessments levied against assets other than real estate (provided that real estate betterments and assessments shall be included in Taxes, so long as the same are paid in installments over the longest period permitted by the assessing authority).

        b. In the event that for any reason, Taxes shall be greater during any Tax Year than Base Taxes, Tenant shall pay to Landlord, as an Escalation Charge, an amount equal to:

             i.      The excess of Taxes over Base Taxes, multiplied by,

             ii. The Escalation Factor, such amount to be apportioned for any fraction of a Tax Year in which the Commencement Date falls or the Term of this Lease ends.

        c. Estimated payments by Tenant on account of Taxes shall be made monthly and at the time and in the fashion herein provided for the payment of Basic Rent. The monthly amount so to be paid to Landlord shall equal to one-twelfth (1/12) of the amount required to be paid (if any) by Tenant pursuant to Paragraph b. above for the preceding Tax Year. Promptly after receipt by Landlord of bills for such Taxes, Landlord shall advise Tenant of the amount thereof and the computation of Tenant's payment on account thereof. If estimated payments theretofore made by Tenant for the Tax Year covered by such bills exceed the required payments on account thereof for such Tax Year, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant on account of real estate taxes (or refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but if the required payments on account thereof for such Tax Year are greater than estimated payments theretofore made on account thereof for such Tax Year, Tenant shall make payment to Landlord within thirty (30) days after being so advised by Landlord. Landlord shall have the same rights and remedies for the nonpayment by Tenant of any payments due on account of such Taxes as Landlord has hereunder for the failure of Tenant to pay Basic Rent.

8.2     ABATEMENT

        If Landlord shall receive any tax refund or reimbursement of Taxes or sum in lieu thereof with respect to any Tax Year, then out of any balance remaining thereof after deducting Landlord's expenses reasonably incurred in obtaining such refund, Landlord shall pay to Tenant an amount equal to such refund or reimbursement or sum in lieu thereof (exclusive of interest) multiplied by the Escalation Factor and adjusted for any partial year; provided, that in no event shall Tenant be entitled to receive more than the amount of any payments made by Tenant on account of real estate Tax increases for such Tax Year pursuant to Paragraph b. of Section 8.1 or to receive any payment if Taxes for any Tax Year are less than Base Taxes.

8.3     ALTERNATE TAXES

        a. If some method or type of taxation shall replace the current method of assessment of real estate taxes, or the type thereof, the Tenant agrees that Tenant shall pay an equitable share of the same computed in a fashion consistent with the method of computation herein provided, to the end that Tenant's share thereof shall be, to the maximum extent practicable, comparable to that which Tenant would bear under the foregoing provisions.

        b. If a tax (other than a Federal or State net income tax) is assessed on account of the rents or other charges payable by Tenant to Landlord under this Lease, Tenant agrees to pay the same within twenty (20) days after billing therefor, unless applicable law prohibits the payment of such tax by Tenant. Landlord shall have the same rights and remedies for nonpayment by Tenant of any such amounts as Landlord has hereunder for the failure of Tenant to pay Basic Rent.

                                   ARTICLE IX
                               OPERATING EXPENSES

9.1     DEFINITIONS

        For the purposes of this Article, the following terms shall have the following respective meanings:

        OPERATING YEAR: Each calendar year in which any part of the Term of this Lease shall fall.

        OPERATING EXPENSES: The aggregate costs or expenses reasonably incurred by Landlord with respect to the operation, administration, cleaning, repair, maintenance and management of the Property including, without limitation, those items enumerated in EXHIBIT OC annexed hereto, provided that, if during any portion of the Operating Year for which Operating Expenses are being computed, less than 95% of the Building Rentable Area was occupied by tenants, actual operating expenses incurred shall be reasonably extrapolated by Landlord on an item basis to the estimated operational expenses that would have been incurred if the Building were 95% occupied for such Operating Year, and such extrapolated amount shall, for the purposes hereof, be deemed to be the Operating Expenses for such Operating Year. In no event shall Landlord collect more than 100% of Operating Expenses (subject to Landlord's right throughout the year to collect estimated payments, with the measurement of Landlord's collections being made at the time of annual reconciliation of payments of Operating Expenses hereunder).

9.2     TENANT'S PAYMENT

        a. In the event that Operating Expenses for any Operating Year shall be greater than Base Operating Expenses, Tenant shall pay to Landlord, as an Escalation Charge, an amount equal to:

             i. The excess of the Operating Expenses for such Operating Year over and above Base Operating Expenses, multiplied by,

             ii. The Escalation Factor, such amount to be apportioned for any Operating Year in which the Commencement Date falls or the Term of this Lease ends.

        b. Reasonable estimated payments by Tenant on account of Operating Expenses shall be paid by Tenant monthly and at the time and in the fashion herein provided for the payment of Basic Rent. Landlord shall use reasonable efforts to provide to Tenant thirty (30) days prior to each Operating Year a reasonably detailed budget, consistently applied from year to year, for anticipated Operating Expenses, provided, however, that any delay or failure on the part to Landlord to provide such budget shall not affect or excuse the obligations of Tenant to make all payments required hereunder at the times specified herein. The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the end of each Operating Year a sum equal to Tenant's required payments (if any) on account of Operating Expenses for the preceding Operating Year. By no later than June 30 after the end of each Operating Year, Landlord shall submit to Tenant a reasonably detailed accounting of Operating Expenses, consistently applied from year to year, for such Operating Year, and Landlord shall certify the accuracy thereof. If estimated payments theretofore made for such Operating Year by Tenant exceed Tenant's required payment on account thereof for such Operating Year, according to such statement, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant with respect to Operating Expenses (or refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but, if the required payments on account thereof for such Operating Year are greater than the estimated payments (if any) theretofore made on account thereof for such Operating Year, Tenant shall make payment to Landlord within thirty (30) days after being so advised by Landlord. Landlord shall have the same rights and remedies for the nonpayment by Tenant of any payments due on account of Operating Expenses as Landlord has hereunder for the failure of Tenant to pay Basic Rent.

        c. Tenant shall have the right, no more often than once in an Operating Year, exercisable within one hundred twenty (120) days following the delivery to Tenant of the accounting referred to in Paragraph 9.2(b) and upon reasonable prior notice to Landlord to inspect Landlord's books and records relating to Operating Expenses and Taxes for the Operating Year covered by such accounting. Tenant acknowledges and agrees that only employees of Tenant, or Tenant's certified public accountant or accounting firm (provided that such accountant or accounting firm is then responsible for Tenant's general corporate accounting), or a real estate service provider engaged generally by Tenant for real estate facilities management purposes (but not a third party engaged in the business of review of leasehold charges and payments) may conduct any such inspection, which inspection shall occur at such place and time (during normal business hours) as Landlord may reasonably designate. Tenant shall pay for all reasonable expenses incurred by Landlord in connection with, and relating directly to, Tenant's inspection of Landlord's books and records if such audit does not disclose an overpayment by Tenant of five percent (5%) or more. Landlord shall reimburse Tenant for its reasonable expenses incurred in connection with the audit if the audit reveals overcharges of five percent (5%) or more. In any event, Landlord shall reimburse Tenant the amount of any overpayment.

                                    ARTICLE X
                    INDEMNITY AND PUBLIC LIABILITY INSURANCE

10.1    TENANT'S INDEMNITY

        To the maximum extent this Agreement may be made effective according to law, Tenant agrees to indemnify and save harmless Landlord from and against all claims, actions or proceedings of whatever nature arising from any act, omission or negligence of Tenant or Tenant's contractors, licensees agents, servants or employees or arising from any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring after the date of this Lease until the end of the Term of this Lease and thereafter, so long as Tenant is in occupancy of any part of the Premises, in or about the Premises, or arising from any accident, injury or damage occurring outside of the Premises but on the Property, where such accident, damage or injury results or is claimed to have resulted from an act or omission on the part of Tenant or Tenant's agents or employees or independent contractors. This indemnity and hold harmless agreement shall include indemnity against all reasonable costs, expenses and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon, and the defense thereof.

10.2    LANDLORD'S INDEMNITY

        To the maximum extent this agreement may be made effective according to law, and except to the extent caused by the acts or omissions of Tenant or its agents, employees or independent contractors, Landlord agrees to indemnify and save harmless Tenant from and against all claims, actions or proceedings of whatever nature arising from the negligence or willful misconduct of Landlord or Landlord's contractors, licensees, agents, servants or employees occurring after the date of this Lease until the end of the Term of this Lease. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon, and the defense thereof.

10.3    TENANT'S INSURANCE

        Tenant agrees to maintain in full force from the date upon which Tenant first enters the Premises for any reason, throughout the Term of this Lease, and thereafter so long as Tenant is in occupancy of any part of the Premises, a commercial general liability policy of insurance under which Tenant is the named insured and under which Landlord and Landlord's lenders, if any, are named as additional insured. Each such policy shall be non-cancelable and non-amendable with respect to Landlord and Landlord's said designees without thirty (30) days prior notice to Landlord and shall be in at least the amounts of the Commercial General Liability Insurance specified in Section 1.2, and a duplicate original or certificate thereof shall be delivered to Landlord. In addition, Tenant shall maintain worker's compensation insurance in at least statutory limits covering all of Tenant's employees working in the Premises.

        Notwithstanding anything to the contrary contained herein, provided that Kemper Insurance Company is the Tenant under this Lease, Tenant shall have the right to self-insure any risks for which Tenant is required to carry a policy of insurance pursuant to the provisions of this Lease, provided that Tenant shall comply with the provisions of Schedule 10.2 attached hereto and made a part hereof. If at any time during the term of this Lease, Tenant is not in compliance with the requirements of
        Schedule 10.2, Tenant shall immediately supply Landlord with the policy of insurance required under the first paragraph hereof.

10.4    TENANT'S RISK

        To the maximum extent this Agreement may be made effective according to law, Tenant agrees to use and occupy the Premises and to use such other portions of the Buildings as Tenant is herein given the right to use at Tenant's own risk; and Landlord shall have no responsibility or liability for any loss of or damage to Tenant's Removable Property, unless caused by the negligence or willful misconduct of Landlord or Landlord's contractors, licensees, agents, servants or employees. The provisions of this Section shall be applicable from and after the execution of this Lease and until the end of the Term of this Lease, and during such further period as Tenant may use or be in occupancy of any part of the Premises or of the Building.

10.5    INJURY CAUSED BY THIRD PARTIES

        To the maximum extent this Agreement may be made effective according to law, Tenant agrees that Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the Premises adjacent to or connecting with the Premises or any part of the Property or otherwise, unless caused by the negligence or willful misconduct of Landlord or Landlord's contractors, licensees, agents, servants or employees.

10.6    LANDLORD'S INSURANCE

        Landlord shall maintain at all times during the Term of this Lease insurance against: (i) physical damage to the Building and the Tenant Improvements (excluding Tenant's furniture, fixtures, equipment, and other personal property), in an amount not less than the full replacement cost of the property insured, and covering the risks customarily covered under a "Causes of Loss-Special Form" (formerly known as "all risk") policy (including flood and earthquake damage coverage), subject to a commercially reasonable deductible, (ii) commercial general liability insurance (including contractual liability coverage for bodily injury and property damage) in an amount of not less than $10,000,000 on a combined single limit basis, and (iii) worker's compensation insurance in at least statutory limits. Landlord shall name Tenant as an additional insured on its comprehensive general liability insurance policy, and such policy shall be non-cancelable and non-amendable with respect to Tenant's interest thereunder without thirty (30) days prior notice to Tenant. Landlord shall deliver to Tenant certificates as to the insurance required hereunder upon request therefor.

                                   ARTICLE XI
                          LANDLORD'S ACCESS TO PREMISES

11.1    LANDLORD'S RIGHTS

        Landlord shall have the right upon reasonable prior written notice to Tenant (except in the case of emergency where no notice shall be required) to enter the Premises at all reasonable hours for the purpose of inspecting or making repairs to the same, and Landlord shall also have the right upon reasonable prior written notice to Tenant to make access available at all reasonable hours to prospective or existing mortgages, purchasers or tenants of any part of the Property. Any access by Landlord shall not unreasonably disturb or interfere with Tenant's conduct of business at the Premises or quiet use and enjoyment of the Premises.

                                   ARTICLE XII
                           FIRE, EMINENT DOMAIN, ETC.

12.1    ABATEMENT OF RENT

        If the Premises shall be damaged by fire or other casualty in the Building, Basic Rent and Escalation Charges payable by Tenant shall abate proportionately for the period in which, by reason of such damage, there is substantial interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of all or a portion of the Premises, but such abatement or reduction shall end if and when Landlord shall have substantially restored the Premises to the condition in which they were immediately prior to such damage including Tenant Improvements and alterations. If the Premises or the appurtenant rights and reservations for which Tenant may have an entitlement per Section 2.2 of this Lease shall be materially and adversely affected by any exercise of the power of eminent domain, Basic Rent and Escalation Charges payable by Tenant shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant.

12.2    RIGHT OF TERMINATION

        If the Premises or the Property are substantially damaged by fire or casualty (the term "substantially damaged" meaning damage of such a character that the same cannot, in ordinary course, reasonably be expected to be repaired within six (6) months from the time that repair work would commence), or, if as a result of any exercise of the right of eminent domain more than thirty percent (30%) of the Building or the Property is taken or a material portion of the parking is taken or there is a material impact on access to the Property or Tenant's use of the Premises is materially impaired (collectively, a "Taking"), then either party shall have the right to terminate this Lease (even if Landlord's entire interest in the Premises may have been divested) by giving to the other party notice of such party's election so to do within ninety (90) days after the occurrence of such casualty or the effective date of such Taking, whereupon this Lease shall terminate thirty (30) days after the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

12.3    RESTORATION

        If this Lease shall not be terminated pursuant to Section 12.2, Landlord shall thereafter use due diligence to restore the Premises to its condition prior to the casualty or Taking (to the extent feasible), including tenant improvements, provided that Landlord's obligation shall be limited to the amount of insurance proceeds available therefor. If, for any reason (including, without limitation, insufficiency or unavailability of insurance proceeds), such restoration shall not be substantially completed within six (6) months from the time that repair work would commence in the case of damage by fire or casualty or from the effective date of the Taking, as applicable (which six (6) month period may be extended for such periods of time as Landlord is prevented from proceeding with completing such restoration for reasons of force majeure, but in no event for more than an additional three (3) months), Tenant shall have the right to terminate this Lease by giving notice to Landlord thereof within thirty (30) days after the expiration of such period (as so extended). Upon the giving of such notice, this Lease shall cease and come to an end without further liability or obligation on the part of either party unless, within such thirty (30) day period, Landlord substantially completes such restoration. Such right of termination shall be Tenant's sole and exclusive remedy at law or in equity for Landlord's failure so to complete such restoration.

12.4    AWARD

        Landlord shall have and hereby reserves and excepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damage to the Property and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, and by way of confirming the foregoing, Tenant hereby grants and assigns, and covenants with Landlord to grant and assign to Landlord, all rights to such damages or compensation. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any of Tenant's Removable Property installed in the Premises by Tenant at Tenant's expense and for relocation expenses. Landlord hereby agrees that it will not prosecute in any condemnation proceeding a claim for the value of Tenant's removable property installed in the Premises by Tenant at Tenant's expense or for any relocation expenses incurred or to be incurred by Tenant.

                                  ARTICLE XIII
                                     DEFAULT

13.1    TENANT'S DEFAULT

        a. If at any time subsequent to the date of this Lease any one or more of the following events (herein referred to as a "Default of Tenant") shall happen:

             i. Tenant shall fail to pay the Basic Rent, Escalation Charges or other charges hereunder when due and such failure shall continue for five (5) Business Days after notice to Tenant from Landlord; or

             ii. Tenant shall neglect or fail to perform or observe any other covenant herein contained on Tenant's part to be performed or observed and Tenant shall fail to remedy the same within thirty (30) days after notice to Tenant specifying such neglect or failure, or if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) day period, Tenant shall fail to commence promptly to remedy the same and to prosecute such remedy to completion with diligence and continuity; or

             iii. Tenant's leasehold interest in the Premises shall be taken on execution or by other process of law directed against Tenant not discharged within sixty (60) days after the commencement thereof; or

             iv. Tenant shall make an assignment for the benefit of creditors or shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future Federal, State or other statute, law or regulation for the relief of debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or shall admit in writing its inability to pay its debts generally as they become due; or

             v. A petition shall be filed against Tenant in bankruptcy or under any other law seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal, State or other statute, law or regulation and shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive), or if

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                     any debtor in possession (whether or not Tenant) trustee,
                     receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Premises shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days (whether or not consecutive);

             vi. Or if Tenant dissolves or is dissolved or liquidated or adopts any plan or commences any proceeding, the result of which is intended to include dissolution or liquidation;

             vii.    Or if Tenant fails to supply the insurance required under
                     Section 10.2 within five (5) Business Days after notice to Tenant from Landlord;

             viii.   Then in any such case:

                     (1) If such Default of Tenant shall occur prior to the Commencement Date, this Lease shall IPSO FACTO, and without further act on the part of Landlord, terminate; and

                     (2) If such Default of Tenant shall occur after the Commencement Date, Landlord may terminate this Lease by notice to Tenant, specifying a date not less than fifteen (15) days after the giving of such notice on which this Lease shall terminate and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Term of this Lease (Tenant hereby waiving any rights of redemption under M.G.L. c. 186, or otherwise), and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

        b. If this Lease shall have been terminated as provided in this Article, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Premises shall be taken or occupied by someone other than Tenant, then Landlord may re-enter the Premises by summary proceedings, ejectment or otherwise, and remove and dispossess Tenant and all other persons and any and all property from the same, as if this Lease had not been made.

        c. In the event of any termination, Tenant shall pay the Basic Rent, Escalation Charges and other sums payable hereunder up to the time of such termination, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such termination, and whether or not the Premises shall have been re-let, shall be liable to Landlord for, and shall pay to Landlord, as current damages, the Basic Rent, Escalation Charges and other sums which would be payable hereunder if such termination had not occurred, less the net proceeds, if any, of any re-letting of the Premises, after deducting all reasonable expenses in connection with such re-letting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs and expenses of preparation for such re-letting. Tenant shall pay such current damages to Landlord monthly on the days which the Basic Rent would have been payable hereunder if this Lease had not been terminated.

        d. At any time after such termination, whether or not Landlord shall have collected any such current damages, Landlord may demand, as liquidated final damages and in lieu of all such current damages beyond the date of such demand, and Tenant shall pay to Landlord an amount equal to the excess, if any, of the Basic Rent, Escalation Charges and other sums as hereinbefore provided which would be payable hereunder from the date of such demand (assuming that, for the purposes of this paragraph, annual payments by Tenant on account of Taxes and Operating Expenses would be the same as the payments required for the immediately preceding Operating or Tax
             Year) for what remained, over the Term of this Lease if the same remained in effect, over the then fair net rental value of the Premises for the same period.

             Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to or less than the amount of the loss or damages referred to above.

        e. In case of any Default by Tenant, Landlord may re-enter the Premises by summary proceedings, ejectment, or otherwise, and Landlord may:

             i. Re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to re-let the same; and

             ii. May make such reasonable alterations, repairs and decorations in the Premises as Landlord in its reasonable judgment considers advisable and necessary for the purpose of re-letting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Premises, or, in the event that the Premises are re-let, for failure to collect the rent under such re-letting, provided that Landlord shall use commercially reasonable efforts to relet the Premises. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

        f.   Intentionally Omitted.

        g. The specified remedies to which Landlord may resort hereunder are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be entitled lawfully, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

        h. All reasonable costs and expenses incurred by or on behalf of Landlord (including, without limitation, attorneys' fees and expenses) in enforcing its rights hereunder or occasioned by any Default of Tenant shall be paid by Tenant.

13.2    LANDLORD'S DEFAULT

        Landlord shall in no event be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default provided Landlord commences curing such default within such 30 day period and continues to diligently prosecute to completion the cure of such default, after notice by Tenant to Landlord specifying wherein Landlord has failed to perform any such obligations. In the event that Tenant undertakes a cure of a default of Landlord hereunder following such notice, Landlord shall reimburse Tenant for its reasonable costs incurred in such cure within thirty (30) days after delivery to Landlord of an itemized statement therefor, provided that in no event shall Tenant have any right to abatement, set-off or other excuse for nonperformance hereunder with respect thereto.

                                   ARTICLE XIV
                          MISCELLANEOUS PROVISIONS AND
                          TENANT'S ADDITIONAL CONVENTS

14.1    EXTRA HAZARDOUS USE

        Tenant covenants and agrees that Tenant will not do or permit anything to be done in or upon the Premises, or bring in anything or keep anything therein, which shall increase the rate of property or liability insurance on the Premises or of the Building above the standard rate applicable to premises occupied for Permitted Uses; and Tenant further agrees that, in the event that Tenant shall do any of the foregoing, Tenant will pay to Landlord, within twenty (20) days of Landlord's written demand therefor, any such increase resulting therefrom, which shall be due and payable as an additional charge hereunder.

14.2    WAIVER

        a. Failure on the part of Landlord or Tenant to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of the other's rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of any subsequent similar act by the other.

        b. No payment by Tenant or Landlord, or acceptance by Landlord or Tenant, of a lesser amount than shall be due from Tenant to Landlord or Landlord to Tenant shall be treated otherwise than as a payment on account. The acceptance by Landlord or Tenant of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such a check, that such lesser amount is payment in full, shall be given no effect, and Landlord or Tenant may accept such check without prejudice to any other rights or remedies which Landlord or Tenant may have against Tenant or Landlord.

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

14.3    COVENANT OF QUIET ENJOYMENT

        Tenant, subject to the terms and provisions of this Lease, on payment of the Basic Rent and Escalation Charges and other charges hereunder and observing, keeping and performing all of the other terms and provisions of this Lease on Tenant's part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term hereof, without hindrance or ejection by Landlord or any persons lawfully claiming under Landlord to have title to the Premises superior to Tenant; the foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied.

14.4    LANDLORD'S LIABILITY

        a. No owner of the Property shall be liable under this Lease except for breaches of Landlord's obligations occurring while owner of the Property. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Property but not upon other assets of Landlord. No individual partner, trustee, stockholder, officer, director, employee, member or beneficiary of Landlord shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Property in pursuit of its remedies upon an event of default hereunder, and the general assets of Landlord and of the individual partners, trustees, stockholders, officers, employees, members or beneficiaries of Landlord shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant.

        b. With respect to any services or utilities to be furnished by Landlord to Tenant, Landlord shall in no event be liable for failure to furnish the same when prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause beyond Landlord's reasonable control, or for cause due to any act or neglect of Tenant or Tenant's servants, agents, employees, licensees or any person claiming by, through or under Tenant.

        c. In no event shall Landlord ever be liable to Tenant for any indirect or consequential damages suffered by Tenant from whatever cause.

14.5    NOTICE TO MORTGAGEE

        After receiving notice from Landlord and any person, firm or other entity that it holds a mortgage which includes the Premises as part of the mortgaged premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder (provided Tenant shall have been furnished with written notice of the name and address of such holder), and the curing of any of Landlord's defaults by such holder shall be treated as performance by Landlord.

14.6    ASSIGNMENT OF RENTS AND TRANSFER OF TITLES

        a. With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, Tenant agrees that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder unless such holder shall, by written notice sent to Tenant, specifically otherwise elect and that, except as aforesaid, such holder shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such holder's mortgage and the taking of possession of the Premises.

        b. In no event shall the acquisition of title to the Property by a purchaser which, simultaneously therewith, leases the entire Property back to the seller thereof be treated as an assumption by operation of law or otherwise, of Landlord's obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. In any event, this Lease shall be subject and subordinate to the lease between such purchaser-lessor and seller-lessee (provided, however, that the purchaser-lessor shall take title to the Property subject to this Lease); provided, however, that such purchaser-lessor shall have executed and delivered to Tenant a recognition agreement whereby such purchaser-lessor agrees to recognize this Lease as a direct lease between such purchaser-lessor and Tenant on the terms and conditions of this Lease in the event of the termination of the lease between the purchaser-lessor and the seller-lessee. For all purposes, such seller-lessee, and its successors in title, shall be the Landlord hereunder unless and until Landlord's position shall have been assumed by such purchaser-lessor.

        c. Tenant hereby agrees that, except as provided in paragraph b. of this Section, in the event of any transfer of title to the Property by Landlord, Landlord shall thereafter be entirely freed and relieved from the performance and observance of all covenants and obligations hereunder.

        d. Tenant hereby agrees not to look to the mortgagee, as mortgagee, mortgagee in possession, or successor in title to the property, for accountability for any security deposit required by the Landlord hereunder, unless said sums have actually been received by said mortgagee as security for the tenant's performance of this Lease.

        e.   Tenant shall not pay rent more than one month in advance.

14.7    RULES AND REGULATIONS

        Tenant shall abide by the rules and regulations set forth on EXHIBIT D hereto and any other reasonable rules and regulations established by Landlord from time to time, it being agreed that such rules and regulations will be established and applied by Landlord in a non-discriminatory fashion, such that all rules and regulations shall be generally applicable to other tenants of the Building. Landlord agrees to use reasonable efforts to insure that any such rules and regulations are uniformly enforced, but Landlord shall not be liable to Tenant for violation of the same by any other tenant or occupant of the Building, or persons having business with them. In the event of any conflict between this Lease and such rules and regulations, the terms of this Lease shall prevail.

14.8    ADDITIONAL CHARGES

        If Tenant shall fail to pay when due any sums under this Lease designated as an additional charge, Landlord shall have the same rights and remedies as Landlord has hereunder for failure to pay Basic Rent.

14.9    INVALIDITY OF PARTICULAR PROVISIONS

        If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to the extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

14.10   PROVISIONS BINDING, ETC.

        Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. Each term and each provision of this Lease to be performed by both parties to this Lease shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may later give consent to a particular assignment as required by those provisions of Article VI hereof.

14.11   RECORDING

        Landlord and Tenant agree not to record this Lease, but each party hereto agrees, contemporaneously with the execution of this Lease, to execute a so-called Notice of Lease in the form of EXHIBIT NOL attached hereto and incorporated herein. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease. Upon termination of this Lease, Tenant and Landlord shall execute an instrument in recordable form acknowledging the date of termination.

14.12   NOTICES

        Whenever, by the terms of this Lease, notices shall or may be given either to Landlord or to Tenant, such notice shall be in writing and addressed as follows:

        IF INTENDED FOR LANDLORD:

             Address to Landlord at Landlord's Original Address (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like written notice).

        WITH A COPY TO:

             Katharine E. Bachman, Esq., Hale and Dorr LLP, 60 State Street, Boston, MA 02109

        IF INTENDED FOR TENANT:

             Address to Tenant at Tenant's Original Address (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like written notice).

        WITH A COPY TO:

             Leslie Robert Evans & Associates, P.A., 375 South County Road, Suite 218, Palm Beach, FL 33480.

        All such notices so addressed shall be effective (i) when delivered, if hand delivered, or (ii) one (1) day after deposit with a recognized overnight delivery service or (iii) three (3) days after deposit with the U.S. Postal Service if mailed by registered or certified mail, postage prepaid, return receipt requested.

14.13   WHEN LEASE BECOMES BINDING

        The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and this Lease expressly supersedes any proposals or other written documents relating hereto. This Lease may be modified or altered only by written agreement executed by Landlord and Tenant, and no act or omission of any employee or agent of either party shall alter, change or modify any of the provisions hereof.

14.14   PARAGRAPH HEADINGS

        The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

14.15   RIGHTS OF MORTGAGEE

        This Lease shall be subject and subordinate to any mortgage from time to time encumbering the Property, whether executed and delivered prior to or subsequent to the date of this Lease, provided that Tenant shall have received a commercially reasonable subordination, non-disturbance and attornment agreement in recordable form executed by the holder of any such mortgage ("SNDA"). In confirmation of such subordination, Tenant shall execute, in addition to the SNDA, such instruments in confirmation of the foregoing agreement as such holder may reasonably request. In the event that any mortgagee or its respective successor in title shall succeed to the interest of Landlord, then this Lease shall continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or successor and to recognize such mortgagee or successor as its Landlord. Landlord represents that as of the date of execution of this Lease there is no mortgage encumbering the Building or the Property.

14.16   ESTOPPEL CERTIFICATE

        Landlord and Tenant agree from time to time, within twenty (20) days of the receipt of a written request by the other party, to execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect and, if Tenant is the requesting party, that there are no uncured defaults of Tenant under this Lease, and if Landlord is the requesting party, that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Base Rent, Escalation Charges and other charges hereunder and to perform its other covenants under this Lease and that there are no uncured defaults of the Landlord or Tenant under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail), and the dates to which the Base Rent, Escalation Charges and other charges hereunder have been paid. Any such statement delivered pursuant to this Section 14.16 may be relied upon by a prospective purchaser or mortgagee of the Premises or any prospective assignee of any mortgagee of the Premises or any prospective assignee of Tenant's interest in the Premises, as the case may be. Failure of a party to respond to such request within such twenty (20) day period shall be a Default under this Lease.

14.17   SECURITY DEPOSIT

        Intentionally omitted.

14.18   REMEDYING DEFAULTS; LATE PAYMENTS

        If Tenant shall at any time default beyond applicable notice and cure periods in the performance of any obligation under this Lease, Landlord shall have the right, but not the obligation, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provision for such substituted performance is made in the Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. In the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith within thirty (30) days after written notice accompanied, if applicable, by an itemized written statement with copies of invoices, all such sums, together with interest thereon at a rate equal to 3% over the prime rate in effect from time to time, as published in the Wall Street Journal (but in no event less than 18% per annum or more than the maximum rate allowed by law), as an additional charge. Any payment of Basic Rent, Escalation Charges or other charges payable hereunder not paid when due shall bear interest at a rate equal to 3% over the prime rate in effect from time to time, as published in the Wall Street Journal (but in no event less than 18% per annum or more than the maximum rate allowed by law) from the due date thereof, as an additional charge.

14.19   HOLDING OVER

        Any holding over by Tenant after the expiration of the term of this Lease shall be treated as a daily tenancy at sufferance at a rate equal to 1 1/2 times the Basic Rent plus Escalation Charges and other charges herein provided (prorated on a daily basis) and shall otherwise be on the terms and conditions set forth in this Lease as far as applicable. Landlord shall make no claim against Tenant for consequential damages occasioned by any holdover of Tenant during the first thirty (30) days thereof.

14.20   WAIVER OF SUBROGATION

        Insofar as, and to the extent that, the following provision may be effective without invalidating or making it impossible to secure insurance coverage obtainable from responsible insurance companies doing business in the locality in which the Property is located (even though extra premium may result therefrom) Landlord and Tenant mutually agree that, with respect to any hazard, the loss from which is covered by insurance then being carried by them, respectively, the one carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss to the extent of the insurance proceeds paid with respect thereto; and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof.

14.21   SURRENDER OF PREMISES

        Upon the expiration or earlier termination of the Term of this Lease, Tenant shall peaceably quit and surrender to Landlord the Premises in neat and clean condition and in good order, condition and repair, together with all alterations, additions and improvements which may have been made or installed in, on or to the Premises prior to or during the Term of this Lease, excepting only ordinary wear and use and damage by fire or other casualty for which, under other provisions of this Lease, Tenant has no responsibility of repair or restoration. Tenant shall remove all of Tenant's Removable Property and (i) to the extent specified by Landlord pursuant to Paragraph 5.2, all Improvements made by Tenant and (ii) with respect to improvements made by Tenant not requiring Landlord's consent; and Tenant shall repair any damages to the Premises or the Building caused by such removal. Notwithstanding anything in this Lease to the contrary, Tenant shall have no obligation to remove Building Standard Office Improvements from the Premises. Any of Tenant's Removable Property which shall remain in the Building or on the Premises after the expiration or termination of the Term of this Lease shall be deemed conclusively to have been abandoned, and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit, at Tenant's sole cost and expense.

14.22   BROKERAGE

        Landlord and Tenant each warrant and represent to the other that they have dealt with no broker except Cushman & Wakefield and Lynch Murphy Walsh & Partners ("Brokers") in connection with the consummation of this Lease. Each party hereto agrees that if any person or entity, other than the Brokers makes a claim for brokerage commissions, and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives, said party will protect, indemnify, defend and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense (including reasonable attorneys' fees) in connection therewith. Landlord shall be responsible for all sums due to the Brokers in connection with this Lease.

14.23   SUBSTITUTE SPACE

        Intentionally omitted.

14.24   ENVIRONMENTAL COMPLIANCE

        a. Tenant shall not cause any hazardous or toxic wastes, hazardous or toxic substances or hazardous or toxic materials (collectively, "Hazardous Materials") to be used, generated, stored or disposed of on, under or about, or transported to or from, the Premises (collectively, "Hazardous Materials Activities") without first receiving Landlord's written consent, which may be withheld for any reason and revoked at any time. If Landlord consents to any such Hazardous Materials Activities, Tenant shall conduct them in strict compliance (at Tenant's expense) with all applicable Regulations, as hereinafter defined, and using all necessary and appropriate precautions. Landlord shall not be liable to Tenant for any Hazardous Materials Activities by Tenant, Tenant's employees, agents, contractors, licensees or invitees, whether or not consented to by Landlord. Tenant shall indemnify, defend with counsel reasonably acceptable to Landlord and hold Landlord harmless from and against any claims, damages, costs and liabilities, arising out of Tenant's Hazardous Materials Activities. For purposes hereof, Hazardous Materials shall include but not be limited to substances defined as "hazardous substances," "toxic substances," or "hazardous wastes" in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the federal

             Hazardous Materials Transportation Act, as amended; and the federal Resource Conservation and Recovery Act, as amended ("RCRA"); those substances defined as "hazardous wastes" in the Massachusetts Hazardous Waste Facility Siting Act, as amended (Massachusetts General Laws Chapter 21D); those substances defined as "hazardous materials" or "oil" in Massachusetts General Laws Chapter 21E, as amended; and as such substances are defined in any regulations adopted and publications promulgated pursuant to said laws (collectively, "Regulations"). Prior to using, storing or maintaining any Hazardous Materials on or about the Premises, Tenant shall provide Landlord with a list of the types and quantities thereof, and shall update such list as necessary for continued accuracy. Tenant shall also provide Landlord with a copy of any Hazardous Materials inventory statement required by any applicable Regulations, and any update filed in accordance with any applicable Regulations. If Tenant's activities violate or create a risk of violation of any Regulations, Tenant shall cease such activities immediately upon notice from Landlord. Tenant shall immediately notify Landlord both by telephone and in writing of any spill or unauthorized discharge of Hazardous Materials or of any condition constituting an imminent hazard under any Regulations. Landlord, Landlord's representatives and employees may, upon reasonable prior written notice (except in the case of emergency where no notice shall be required) enter the Premises at any time during the Term to inspect Tenant's compliance herewith, and may disclose any violation of any Regulations to any governmental agency with jurisdiction. Nothing herein shall prohibit Tenant form using minimal quantities of cleaning fluid and office supplies which may constitute Hazardous Materials but which are customarily present in premises devoted to office use, provided that such use is in compliance with all applicable laws and subject to all of the other provisions of this SECTION 14.24.

        b. Landlord hereby warrants, represents and agrees that there will be no Hazardous Materials present on or in the Property or any part thereof (including, without limitation, the groundwater) as of the date upon which the Premises are ready for occupancy by Tenant. Landlord further agrees that Landlord will not permit or voluntarily suffer the use, generation, storage or disposal of any Hazardous Material on the Property during the Term of this Lease, except for cleaning products and office supplies which are customarily present within first-class office buildings similar to the Building. In the event that the Property or any part or area thereof becomes contaminated with any Hazardous Material during or before the Term of this Lease Landlord shall promptly notify Tenant and, at Landlord's sole cost, remediate, to the full extent required by law, such contamination. In the event that the Property or any part or area thereof becomes contaminated with any Hazardous Material during or before the Term of this Lease, to the extent that such contamination arose from the acts or omissions of Landlord or its employees, agents, contractors, licensees or invitees, Landlord shall indemnify, defend and hold Tenant harmless from any claim, loss or liability arising from or in connection with such contamination including, without limitation, costs of analysis, removal, remediation and restoration. In the event that the presence of Hazardous Materials did not arise from the acts of Tenant or its employees, agents, contractors, licensees or invitees and the presence of Hazardous Materials is determined by a qualified professional in the field of environmental study as posing a threat to the health of any employee, agent or invitee of Tenant, and Tenant ceases to use the Premises or any part thereof due to the presence of Hazardous Materials, Tenant shall be entitled to an abatement in Rent and Escalation Charges due under this Lease with respect to the period during which Tenant ceased to use the Premises or some part thereof. In the case of a cessation of use of only a part of the Premises, such abatement shall be apportioned on the basis of the area of the portion of the Premises as to which use has ceased.

14.25   EXHIBITS

        Exhibits D, OC, CS, SP, FP, TD, NOL, CDA and Schedule 10.2 attached hereto are hereby incorporated by reference as fully as if set forth herein in full.

14.26   GOVERNING LAW

        This Lease shall be governed exclusively by the provisions hereof and by the Laws of the Commonwealth of Massachusetts, as the same may from time to time exist.

14.27   EVIDENCE OF AUTHORITY.

        Landlord and Tenant shall, simultaneously with the execution of this Lease, deliver to each other a Secretary's Certificate or similar instrument evidencing that the execution of this Lease by the respective party has been properly authorized and that the individual executing this Lease on its behalf is authorized to do so.

14.28   REMEDIES CUMULATIVE.

        Any and all rights and remedies which either party may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

14.29   WAIVER OF JURY TRIAL.

        Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other, on or in respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises, and/or claim of injury or damages.

14.30   ROOF RIGHTS.

        Subject to such reasonable restrictions as Landlord may require and subject to the execution by Tenant of a commercially reasonable license agreement, but without rent or other charge, Landlord shall not unreasonably withhold, condition or delay its consent to a request by Tenant to maintain on the roof of the Building one (1) satellite dish and to connect the same to the Premises by appropriate wiring, provided that Landlord shall be entitled to impose such restrictions on the size and location of such satellite dish as Landlord may determine in its reasonable discretion, and further provided that such satellite dish shall provide service to Tenant only and to no other party. Tenant shall be solely responsible for compliance with all applicable laws, ordinances and regulations with respect to the installation and maintenance of the satellite dish.

14.31   STORAGE SPACE.

        Subject to availability, Tenant shall have the opportunity to lease from Landlord during the Term of this Lease a maximum of 1500 square feet of storage space located on the parking level of the Building at the rate of $10.00 per square foot.

14.32   BUILDING NAME.

        The Building is currently known as Four Batterymarch Park. Landlord hereby reserves the right to change the name of the Building, but agrees not to change the name of the Building to that of any insurance company.

14.33   YEAR 2000 COMPLIANCE.

        Landlord warrants to Tenant that all necessary Building equipment, software and appliances, including but not limited to elevators, heating, ventilating and air conditioning systems, card key access systems, door locks, energy management systems, sprinkler systems, fire detection and life safety systems and other Building systems will remain fully functional and perform their normal operations on and after the Commencement Date, as well as on and after January 1, 2000, without interruptions or malfunctions as a result of the passage from the year 1999 to the year 2000. If Landlord has actual knowledge that any repairs, alterations or replacements must be made to any of the aforesaid equipment, software or appliances in order to prevent or eliminate any such interruptions or malfunctions in the services or operations provided thereby, Landlord will cause any such repairs, alterations or replacements to be promptly and timely made and the cost of any such repairs, alterations or replacements will be paid by Landlord.

                     OPTION TO EXTEND; RIGHT OF FIRST OFFER

14.34   TENANT'S OPTION TO EXTEND THE TERM OF THIS LEASE

        Provided that at the time of the exercise of this option and at the beginning of the extension period (i) Tenant is not in default under this Lease beyond applicable notice and cure periods, and (ii) this Lease has otherwise not been terminated, then Tenant shall have a one time option to extend the Term for one (1) period of five (5) years commencing at the expiration of the Term (the "Extension Option"). If Tenant chooses to exercise such option Tenant shall do so by written notice to Landlord ("Tenant's Extension Notice") given no earlier than eighteen (18) and no later than twelve (12) months prior to the expiration of the Term of this Lease. Failure of Tenant to exercise such option in a timely manner shall terminate Tenant's right to lease and occupy the Premises beyond the Term, and shall terminate all further rights under the Extension Option set forth in this Section 15.1. The terms and conditions of this Lease during any such extension shall be the same as contained in this Lease except that Landlord shall have no obligation to make, or to provide any allowance for, tenant improvements as may be described in this Lease, and the Basic Rent shall be adjusted to be the greater of (i) ninety-five percent (95%) of the then Fair Market Rent (defined below) or (ii) the Basic Rent charged during the year immediately preceding the extension period, and Tenant shall have no additional options to extend the Term except as described herein. At the time of adjustment of the Basic Rent hereunder, Base Operating Expenses hereunder shall be adjusted to a base year of calendar year 2009, and Bases Taxes shall be adjusted to a base year of the fiscal year ending June 30,2009.

        No later than fifteen (15) days after the date Landlord receives Tenant's Extension Notice (the "Landlord's Response Date"), Landlord shall propose a fair market rent for the Premises (the "Landlord's Proposed Fair Market Rent") and give written notice thereof to Tenant. "Fair Market Rent" for purposes of this Lease shall mean the rental income that the Premises would most probably command on the open market as indicated by current rentals being paid for comparable space within the geographic area (including the Building) in which the Building is located (as of the time such rental will become effective), giving due consideration to all matters as are customarily and appropriately considered by landlords and tenants engaged in leasing similar space in the geographic area in which the Building is located as of the time of such determination and the terms of this Lease.

        Tenant shall notify Landlord in writing within thirty (30) days of the date of Landlord's notice containing Landlord's Proposed Fair Market Rent as to whether Tenant is accepting or rejecting Landlord's Proposed Fair Market Rent ("Tenant's Notice"). If Tenant fails to provide Tenant's Notice to Landlord within such thirty (30) day period, Tenant shall be deemed to have accepted Landlord's Proposed Fair Market Rent, which shall be the Fair Market Rent for the purposes of the first paragraph of this Section. If Tenant rejects Landlord's Proposed Fair Market Rent (a "Tenant's Objection Notice"), Tenant shall propose a fair market rent for the Premises in such notice (the "Tenant's Proposed Fair Market Rent"). Landlord and Tenant shall attempt to reach agreement with respect to the Fair Market Rent within fifteen (15) days of the date of Tenant's Objection Notice. If Landlord and Tenant fail to agree within such fifteen (15) day period, the Fair Market Rent shall be determined by the appraisal procedure described below.

        Unless Landlord and Tenant have agreed in writing to the Fair Market Rent within fifteen (15) days after Tenant's Objection Notice, Landlord and Tenant, within twenty-five (25) days after Tenant's Objection Notice, shall jointly appoint a single MAI appraiser with experience in commercial real estate including at least ten (10) years of experience in appraising office space in the metropolitan office rental market in which the Building is located and who is hereinafter referred to as an "appraiser." Within five (5) days after the appointment of such appraiser Landlord and Tenant shall each provide a written summary of their respective determinations of the Landlord's and Tenant's Proposed Fair Market Rent, together with any supporting information which it deems relevant to such determination to the appraiser promptly upon his/her appointment. Within thirty (30) days of the appointment of the appraiser, the appraiser shall notify both Landlord and Tenant of its determination of the Fair Market Rent. If the appraiser's determination of the Fair Market Rent is equal to the Landlord's or Tenant's Proposed Fair Market Rent or within the range between the Landlord's and Tenant's Proposed Fair Market Rent, then the appraiser's determination of the Fair Market Rent will be the Fair Market Rent. If the appraiser's determination of the Fair Market Rent exceeds both the Landlord's and Tenant's Proposed Fair Market Rent, then the higher of either the Landlord's or Tenant's Proposed Fair Market Rent shall be the Fair Market Rent. If the appraiser's determination of the Fair Market Rent is lower than both the Landlord's and Tenant's

Proposed Fair Market Rent, then the lower of either the Landlord's or Tenant's Proposed Fair Market Rent shall be the Fair Market Rent.

        If Landlord and Tenant cannot agree on the identity of the appraiser, then either party on behalf of both may apply to the President of the New England Chapter of the American Institute of Real Estate Appraisers (or its successor), or on its failure or inability to appoint an appraiser within ten
(10) days of the application to that person to act, to a court of competent jurisdiction, for the appointment of an appraiser to serve as the appraiser. The appraiser shall within thirty (30) days of his or her appointment make his or her determination of the Fair Market Rent.

        The Fair Market Rent of the Premises, determined in accordance with the provisions of this section, shall be binding and conclusive on Tenant and Landlord.

        The cost and expense of the appraiser shall be shared equally by Tenant and Landlord. If, for any reason, the decision of the appraiser pursuant to this Section shall not be determined before the commencement of the extension period, then Tenant shall pay Base Rent in monthly installments at the greater of (i) the rate in effect immediately prior to the commencement of such extension period or (ii) the average of the Landlord's Proposed Fair Market Rent and the Tenant's Proposed Fair Market Rent until such decision of the appraiser shall be made, and upon the decision by the appraiser an appropriate adjustment shall be made, retroactive to the first day of such extension.

        In no event shall the date by which Tenant must exercise the Extension Option be extended for purposes of this Section. Time is of the essence with respect to this Extension Option.

14.35   TENANT'S RIGHT OF EARLY EXPIRATION

        Subject to the conditions specified in this section and provided that Tenant shall not be in default under this Lease beyond applicable notice and cure periods as of the date of Tenant's expiration notice or as of the expiration date described below, Tenant shall have the right to elect to cause the Term of this Lease to expire effective as of the last day of the seventh
(7th) Lease Year, as if this date was the expiration date of the Term of this Lease as otherwise provided for herein, by giving at least twelve (12) calendar months prior written notice to Landlord specifying Tenant's desire to so accelerate the expiration date of this Lease (the "Termination Notice"). Tenant shall pay to Landlord a termination fee (the "Termination Fee") equal to the sum of (i) the value of all unamortized transaction costs (as reasonably determined by Landlord, the "Transaction Costs") and (ii) three (3) months Basic Rent. The payment of Basic Rent shall be made simultaneously with the giving of the Termination Notice and the payment of the Transaction Costs shall be made within thirty (30) days after written demand by Landlord, which demand shall be accompanied by an itemized statement of such Transaction Costs. Payment of the Termination Fee as aforesaid shall be a condition to the effectiveness of the Termination Notice. Time shall be of the essence with respect to this Section 15.2.

14.36   RIGHTS OF FIRST OFFER.

        14.36.1 Landlord is in the process of marketing for lease the third floor of the Building which is the subject of this Section 14.36.1 (the "Third Floor Offer Space"). The provisions of this Section shall not apply to the initial leasing of the Third Floor Offer Space after the date hereof or to any rights of extension contained in such initial lease(s), nor shall this Section
14.36.1 apply to any other portion of the Building.

        Provided that there is at least one year remaining in the Term of this Lease, that Tenant is not in default in the performance or observance of any of the terms and provisions of this Lease on the part of Tenant to be performed or observed beyond applicable grace and cure periods, and provided that the initial tenant occupying the Third Floor Offer Space under a lease between Landlord and DM Management Company has not exercised its prior rights of first offer as to the Third Floor Offer Space (as to which the rights of Tenant under this Section
14.36.1 shall be expressly subordinate), if Landlord intends to market for lease all or any portion of the Third Floor Offer Space and such space is at the time subject to Tenant's rights under this Section, then Landlord will present a term sheet (the "Third Floor Offer") for the leasing of such space to Tenant at fair market rent, as reasonably determined by Landlord, and on such other reasonable and customary terms and conditions for comparable first class office buildings in the Boston, Massachusetts geographic area as Landlord may determine. Except as otherwise set forth in the Third Floor Offer, the Third Floor Offer to lease such space shall be on the terms and conditions set forth herein.

        Upon its receipt of the Third Floor Offer, Tenant shall have ten (10) business days to accept or reject the Third Floor Offer. If Tenant accepts the Third Floor Offer within said ten (10) business day period, Landlord and Tenant shall execute an amendment to this Lease which incorporates the Third Floor Offer Space on the terms set forth therein within thirty (30) days of Tenant's acceptance of said Third Floor Offer. In the event that Tenant does not accept said Third Floor Offer within said ten (10) business day period or Landlord and Tenant do not execute a lease on the terms therein set forth within said thirty
(30) day period, then Landlord shall have the right to lease to any other party said Third Floor Offer Space on such terms and conditions not materially more favorable than those contained in the Third Floor Offer. As used herein, "materially more favorable" shall include a rental rate less than ninety percent (90%) of that contained in the Third Floor Offer.

        14.36.2 Landlord has leased the fourth floor of the Building to DM Management Company. This Section 14.36.2 shall apply to any portion of the fourth floor which may become available after the expiration or termination of the DM Management Company lease (the "Fourth Floor Offer Space"). The provisions of this Section shall not apply to any rights of extension in the DM Management Company lease, nor to any renewal thereof, nor shall this Section 14.36.2 apply to any other portion of the Building.

Provided that Tenant has not previously rejected a Fourth Floor Offer from Landlord, that there is at least one year remaining in the Term of this Lease and that Tenant is not in default in the performance or observance of any of the terms and provisions of this Lease on the part of Tenant to be performed or observed beyond applicable grace and cure periods, if Landlord intends to market for lease all or any portion of the Fourth Floor Offer Space and such space is at the time subject to Tenant's rights under this Section, then Landlord will present a term sheet (the "Fourth Floor Offer") for the leasing of such space to Tenant at fair market rent, as reasonably determined by Landlord, and on such other reasonable and customary terms and conditions for comparable first class office buildings in the Boston, Massachusetts geographic area as Landlord, and on such other reasonable and customary terms and conditions for comparable first class office building in the Boston, Massachusetts geographic area as Landlord may determine. Except as otherwise set forth in the Fourth Floor Offer, the Fourth Floor Offer to lease such space shall be on the terms and conditions set forth herein.

        Upon its receipt of the Fourth Floor Offer, Tenant shall have ten (10) business days to accept or reject the Fourth Floor Offer. If Tenant accepts the Fourth Floor Offer within said ten (10) business day period, Landlord and Tenant shall execute an amendment to this Lease which incorporates the Fourth Floor Offer Space on the terms set forth therein within thirty (30) days of Tenant's acceptance of said Fourth Floor Offer. In the event that Tenant does not accept said Fourth Floor Offer within said ten (10) business day period or Landlord and Tenant do not execute a lease on the terms therein set forth within said thirty
(30) day period, then Landlord shall have the right to lease to any other party said Fourth Floor Offer Space on such terms and conditions not materially more favorable than those contained in the Fourth Floor Offer. As used herein, "materially more favorable" shall include a rental rate less than ninety percent (90%) of that contained in the Fourth Floor Offer.


                            [Signatures on Next Page]

        IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the date first set forth above.

LANDLORD:                                TENANT:

NATIONAL FIRE PROTECTION                 LUMBERMENS MUTUAL CASUALTY COMPANY
ASSOCIATION


By: /s/ [ILLEGIBLE]                      By:  /s/ [ILLEGIBLE]
   ------------------------------           ---------------------------------
Title:  President and CEO                Title:  Senior Vice President

    /s/ [ILLEGIBLE]                      By:  /s/ [ILLEGIBLE]
---------------------------------           ---------------------------------
          Sr. V. P.                      Title: REAL ESTATE OFFICER

                                   EXHIBIT CDA

                           COMMENCEMENT DATE AGREEMENT

                                  See attached

                           COMMENCEMENT DATE AGREEMENT

        THIS COMMENCEMENT DATE AGREEMENT is entered into this _____________ day of _____________, 1999, by and between NATIONAL FIRE PROTECTION ASSOCIATION ("Landlord") and LUMBERMANS MUTUAL CASUALTY COMPANY, an Illinois corporation, doing business as Kemper Insurance Company ("Tenant").

                                   WITNESSETH:

        WHEREAS, on April ____, 1999, Landlord and Tenant entered into a Lease Agreement (the "Lease") covering certain premises located on a portion of the third floor of the office building known as Four Batterymarch Park, located in Batterymarch Park, Quincy, Massachusetts (the "Demised Premises"), as shown on Exhibit FP to the Lease; and

        WHEREAS, Section 4.4 of the Lease requires Landlord and Tenant to execute a Commencement Date Agreement, confirming the Building Rentable Area, the Premises Rentable Area, the Commencement Date, the Expiration Date and the Basic Rent per annum during the Term of the Lease.

        NOW, THEREFORE, in consideration of the foregoing, of the mutual promises of the parties hereto contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. In accordance with the provisions of Section 4.4 of the Lease, Landlord and Tenant hereby confirm each of the following:

        1.1  The Building Rentable Area is _____________;

        1.2  The Premises Rentable Area is _____________;

        1.3  The Commencement Date of the Lease is _____________, ____;

        1.4  The Expiration Date of the Lease is _____________, 20___; and

        1.5 The Basic Rent per annum during the Initial Term of the Lease is as follows:

             Years 1 and 2:        $_____________
             Years 3 and 4:        $_____________
             Years 5, 6 and 7:     $_____________

             Years 8,9 and 10:     $_____________

2. Terms not defined herein shall have the meaning provided therefor in the Lease.

3. Except as provided herein, all other terms and conditions of the Lease remain in full force and effect.

        The foregoing Commencement Date Agreement is hereby agreed to by Landlord and Tenant who have executed this Commencement Date Agreement as of the date first above written.

                                         TENANT:

WITNESS/ATTEST:                          LUMBERMANS MUTUAL CASUALTY
                                         COMPANY, an Illinois corporation, doing
                                         business as Kemper Insurance Company


                                         By:
----------------------                         ---------------------------------
                                               Name:
                                               Title:


                                         By:
----------------------                         ---------------------------------
                                               Name:
                                               Title:


                                         LANDLORD:

WITNESS/ATTEST:                          NATIONAL FIRE PROTECTION
                                         ASSOCIATION


                                         By:
----------------------                         ---------------------------------
                                               Name:
                                               Title:

                                   EXHIBIT CS

                             CLEANING SPECIFICATIONS

A.      PREMISES

        DAILY ON BUSINESS DAYS:

        1. Empty and clean all waste receptacles and ash trays and remove waste material from the Premises; wash receptacles as necessary.

        2.   Sweep and dust mop all uncarpeted areas using a dust-treated mop.

        3.   Spot vacuum all rugs and carpeted areas.

        4. Hand dust and wipe clean with treated cloths all horizontal surfaces including furniture, office equipment, window sills, door ledges, chair rails and counter tops, within normal reach.

        5.   Wash clean all water fountains.

        6. Upon completion of cleaning, all lights will be turned off and doors locked, leaving the Premises in an orderly condition.

        WEEKLY:

        Vacuum all rugs and carpeted areas.

        QUARTERLY:

        Render high dusting not reached in daily cleaning to include:

        1. Dusting all pictures, frames, charts, graphs and similar wall hangings.

        2. Dusting all vertical surfaces, such as walls, partitions, doors and ducts.

        3.   Dusting all pipes and high moldings.

B.      LAVORATORIES

        DAILY ON BUSINESS DAYS:

        1.   Sweep and damp mop floors.

        2. Clean all mirrors, powder shelves, dispensers and receptacles, bright work, flushmeters, pipes and toilet seat hinges.

        3.   Wash both sides of all toilet seats.

        4.   Wash all basin, bowls and urinals.

        5.   Dust and clean all powder room fixtures.

        6.   Empty and clean paper towel and sanitary disposal receptacles.

        7.   Remove waste paper and refuse.

        8. Refill tissue holders, soap dispensers, towel dispensers, vending sanitary dispensers; materials to be furnished by Landlord.

        9.   A sanitizing solution will be used in all lavatory cleaning.

        MONTHLY:

        1.   Machine scrub lavatory floors.

        2.   Wash all partitions and tile walls in lavatories.

C.      MAIN LOBBY, BUILDING EXTERIOR AND CORRIDORS

        DAILY ON BUSINESS DAY:

        1.   Sweep and wash all floors.

        2.   Wash all rubber mats.

        3.   Clean elevators, wash or vacuum floors, wipe down walls and doors.

        4.   Spot clean any metal work inside lobby.

        5.   Spot clean any metal work surrounding building entrance doors.

        MONTHLY:

        All resilient tile floors in public areas to be treated equivalent to spray buffing.

        QUARTERLY:

        Windows washed inside and outside - weather permitting.

D.      MISCELLANEOUS SERVICES

        Tenant requiring services in excess of those described above shall request same through Landlord, at Tenant's expense.


Initialed for Identification


LANDLORD:                                TENANT:
         ------------------------               ----------------------------

                                   EXHIBIT OC

                      ITEMS INCLUDED IN OPERATING EXPENSES

Without limitation, Operating Expenses shall include:

1. All expenses incurred by Landlord or Landlord's agents which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, workmen's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on Landlord or Landlord's agents pursuant to any collective bargaining agreement for the services of employees of Landlord or Landlord's agents in connection with (and only to the extent such personnel are actually performing) the operation, repair, maintenance, cleaning, management and protection of the Property, and its mechanical systems including, without limitation, day and night supervisors, property manager, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers and personnel engaged in supervision of any of the persons mentioned above; provided that, if any such employee is also employed on other property of Landlord, such compensation shall be suitably prorated among the Property and such other properties.

2. The cost of services, materials and supplies furnished to the Building or tenants thereof or used in the operation, repair, maintenance, cleaning, management and protection of the Property.

3. The cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property, provided that, in the case of any such equipment used jointly on other property of Landlord, such costs shall be suitably prorated among the Property and such other properties and of establishment of reasonable reserves relating to operation and maintenance of the Property.

4. Where the Property is managed by Landlord or an affiliate of Landlord, a sum equal to the amounts customarily charged by management firms in the Boston area for similar properties, but in no event more than four percent (4%) of gross annual income of the Property, whether or not actually paid, or where otherwise managed, the amounts accrued for management, together with amounts accrued for reasonable legal and other professional fees relating to the Property, but excluding such fees and commissions paid in connection with services rendered for securing or renewing leases and for matters not related to the normal administration and operation of the Building.

5. Premiums for insurance against damage or loss to the Building from such hazards as shall from time to time be generally required by institutional mortgages in the Quincy area for similar properties, including, but not by way of limitation, insurance covering loss of rent attributable to any such hazards, and public liability insurance.

6.      Omitted.

7. Costs for electricity, water and sewer use charges, and other utilities supplied to the Property and not paid for directly by tenants.

8. Betterment assessments (including interest charged thereon) provided the same are apportioned equally over the longest period permitted by law.

9. Amounts paid to independent contractors for services, materials and supplies furnished for the operation, repair, maintenance, cleaning and protection of the Property.

        Operating Expenses shall exclude the following:

        (a) The cost of capital improvements, repairs or replacements to the Building except for those that (a) reduce operating expenses of the Building, but only to the extent of such cost saving, or (b) are required by law; provided, however, such capital improvements, repairs and replacements shall be amortized over a reasonable period of time in accordance with generally accepted accounting principles;

        (b) Payments for rented equipment, the cost of which equipment would constitute a capital expenditure if the equipment were purchased, except equipment rented for maintenance and repair of the Building which shall be a permitted Operating Expense;

        (c) The cost of correcting defects as to which Landlord is responsible pursuant to Section 4.3 of this Lease;

        (d)  Depreciation and amortization, except to the extent provided above;

        (e)  Interest, mortgage charges and real estate taxes;

        (f) Any items to the extent such items are reimbursable to Landlord by Tenant (other than through additional rent), by other tenants or occupants of the Building, or by any third parties;

        (g) Salaries of officers, executives and employees of Landlord not connected with the operation of the Building, provided that if any officer, executive or employee of Landlord or a managing agent performs duties with respect to the Building, then a fair and equitable portion of the wages and fringe benefits for such officer, executive or employee as determined by Landlord shall be allocated to the Building and included in Operating Expenses;

        (h) All costs related to the preparation of any portion of the Building for occupancy by a tenant or other occupant;

        (i) Any cost incurred by the negligent acts or omissions of Landlord, its agents and employees;

        (j) Advertising and promotional expenses associated with the marketing of vacant space in the Building;

        (k) Legal fees and expenses incurred by Landlord, except to the extent that such fees and expenses were incurred in connection with contracts and the enforcement thereof, for services which are provided to Tenant and available to all tenants in the Building;

        (l) Costs and expenses incurred by Landlord in connection with the repair of damage to the Building caused by fire or other casualty, insured or required to be insured against hereunder.

        (m) Insurance premiums to the extent any unusual tenant activity causes Landlord's existing insurance premiums to increase or requires Landlord to purchase additional insurance, but only to the extent such additional cost can be identified by the insurer;

        (n) The cost of installing any specialty service such as a cafeteria, retail store, newsstand, concession or athletic club;

        (o) The cost of any item for which Landlord is reimbursed through condemnation awards;

        (p) Management fees in excess of the greater of (i) those reasonable and customary for comparable properties in the geographic area in which the Building is located or (ii) four (4) percent of gross annual income from the Property;

        (q) Costs incurred due to violation by Landlord or any other tenant of the Building of any lease or any laws, rules, regulations or ordinances applicable to the Building;

        (r) The cost of any work or services performed for any tenant of the Building, whether at the expense of Landlord or such tenant, to the extent that such work or services are in excess of the work or services which Landlord would be required to furnish other tenants of the Building at the expense of Landlord;

        (s) The cost of any electricity and other utilities consumed in premises let to other tenants in the Building in excess of the amounts provided without cost to Tenant under this Lease on a per square foot of Premises Rentable Area basis;

        (t) The cost of electricity or other utilities contracted for directly between any other tenant of the Building and the utility company supplying such electricity or utilities;

        (u) Any bad debt loss, rent loss, or reserves for bad debts or rent loss;

        (v)  Charitable or political contributions;

        (w) Amounts paid as ground rental or rental or other charges under any ground lease or other lease having priority in right over the Lease or under or in connection with any license or easement;

        (x) Costs and expenses incurred by Landlord in connection with the repair of damage to the Building caused by risks insured or required to be insured against hereunder, except that expenses incurred by reason of deductible amounts under insurance policies may be included up to an aggregate sum of $25,000 per year;

        (y) The cost of installing, any specialty service such as a cafeteria, retail store, newsstand, concession or athletic club;

        (z) Expenses in connection with claims for personal injury or property damage alleged to have arisen from or in connection with the existence, condition or operation of the Building, including without limitation costs incurred in connection with the defense of such claims, except that expenses incurred by reason of deductible amounts under insurance policies may be included up to the aggregate sum of $25,000 per year;

        (aa) Cost associated with the operation of the business of the partnership or entity which constitutes the Landlord, or the operation of any parent, subsidiary or affiliate of Landlord, as the same are distinguished from the costs of operation of the Building, including without limitation partnership or entity accounting and legal matters, costs of defending any lawsuits with any mortgagee, cost of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, and costs of any disputes between Landlord and its employees or disputes of Landlord with third-party building management;

        (bb) Fines, penalties and interest on fines or penalties;

        (cc) Costs incurred in connection with investigating, assessing, removing, encapsulating or otherwise remediating or abating asbestos or other hazardous or toxic materials or other forms of contamination in or on the Building or on or under the Property or any part thereof (including without limitation groundwater contamination);

        (dd) Cost of any works of fine art (as distinguished from mass-produced decorative items) or temporary exhibits in the Building;

        (ee) Any costs representing an amount paid to a landlord-related corporation or entity which are in excess of the amount which would be paid in the absence of such relationship;

        (ff) All expenses in connection with the marketing, renting or leasing of space in the Building, including without limitation, leasing commissions, finder's fees, architect's fees, space planning fees, advertising expenses and other expenses incurred in connection with leasing or renting negotiations and transactions with present or prospective tenants or other occupants of the Building;

        (gg) Expenses incurred in connection with the consideration of approval of subleases or assignments of leases by tenants;

        (hh) Expenses incurred by Landlord in connection with the transfer or disposition of the Property or the Building or any ground underlying or overriding lease, including without limitation, transfer taxes, brokerage commissions, finder's fees, legal fees and closing costs.

        (ii) Expenses in connection with the design, installation, operation, maintenance, repair or replacement of telecommunications equipment or facilities unless such equipment or facilities are available for us by Tenant on substantially the same basis as they are made available to other tenants of the Building.


Initialed for Identification


LANDLORD:                                TENANT:
         ------------------------               -------------------------------

                                    Exhibit D

                              RULES AND REGULATIONS

The following Rules and Regulations have been formulated for the safety and well being of all Tenants of the Building and to insure compliance with all municipal and other requirements. Strict adherence to these Rules and Regulations is necessary to guarantee that each and every Tenant will enjoy a safe and undisturbed occupancy in the Building in accordance with the lease. Any continuing violation of these Rules and Regulations by a Tenant, after notice from the Landlord, shall constitute a Default under the Lease.

1. The sidewalks, entrances, loading dock, atrium, elevators, vestibules, stairways, corridors, or other parts of the Building not occupied by any Tenant shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress and to from the Premises. The Landlord shall have the right to control and operate and public portions of the Building and the facilities furnished for common use of the Tenants, in such manner as the Landlord reasonably deems best for the benefit of the Tenants generally.

2. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of the Landlord.

3. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the Premises, and no cooking (other than in a microwave oven, toaster oven or coffee maker) shall be done or permitted by any Tenant on the Premises. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or penetrate from the Premises.

4. No inflammable, combustible or explosive fluid, chemical or substance shall be kept upon the Premises, except for office and cleaning supplies of a type, and in quantities, commonly found in general office uses in the vicinity of the Premises.

5. No additional locks or bolts of any kind shall be places upon any of the doors, nor shall any changes be made in existing locks or the mechanism thereof to the doors leading to the corridors or main halls. All entrance doors shall be kept closed during business hours except as they may be used for ingress or egress. Each Tenant shall, upon the termination of his tenancy, restore to the Landlord all keys either furnished to, or otherwise procured by such Tenant and in the event of the loss of any keys so furnished, such Tenant shall pay to the Landlord the cost thereof.

6. No furniture, equipment or other bulky matter of any description shall be received into the Building or carried in the elevators except in the manner and during the reasonable times approved by Landlord. Tenant shall obtain Landlord's determination prior to moving said property into the Building. All moving of furniture, equipment, and other material within the public areas shall be under the direct reasonable control and supervision of Landlord who shall, however, not be responsible for any damage to or charges for moving the same unless such damages or charges result from the negligence of Landlord or Landlord's employees or agents. Landlord shall have the sole right to determine if Tenant's property can be safely transported in the elevators.

7. The Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the building management or security service. Landlord may, at its option, require all persons admitted to or leaving the Building between the hours of 6:00 PM and 7:00 AM, Monday through Friday, and on Saturdays after 1:00 PM to register. Each Tenant shall be responsible for all persons for whom they authorize entry into or exit out of the Building.

8. The Premises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purposes.

9. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

10. Landlord does not maintain suite finishes which are non standard, such as bathrooms, wallpaper, special lights, etc. However, should the need for repairs of items not maintained by Landlord arise, Landlord will, at Tenant's request and expense, arrange for the work to be done.

11. All Tenants and visitors are expected to observe all safety features and traffic laws in the park which include:

        -     A speed limit of 20 m.p.h.

        -     All stop signs are to be obeyed

        -     Automobiles are not be left in the roadway at anytime

        - Automobiles are not to be left in the parking lot overnight or weekends.

        - Automobiles should be parked within marked lanes. Reserved parking and parking for the handicap signs should be respected.

12. Landlord may, upon request by any Tenant, waive the compliance by such Tenant of any of the foregoing Rules and Regulations, provided that:

        (i) No waiver shall be effective unless signed by Landlord or Landlord's authorized agent.

        (ii) Any such waiver shall not relieve such Tenant from the obligation to comply with such Rules or Regulations in the future unless expressly consented to by Landlord, and;

        (iii) No waiver granted to any Tenant shall relieve any other Tenant from the obligation of complying with the foregoing Rules and Regulations unless such other Tenant has received a similar waiver in writing from Landlord.


                                        Initialed for Identification


                                        Landlord:
                                                 -----------------------

                                        Tenant:
                                               -------------------------

                                   Exhibit SP

                                   SPACE PLANS

                                  See attached.

                                                                  4 BATTERYMARCH

October 14, 1998

SCOPE DOCUMENT PACKAGE
Project:      Kemper Insurance Braintree Branch Relocation
Project No.   8100-11

The following information is for the landlord's design and construction document development for the above mentioned tenant. The information within is not considered final and is not intended to be all inclusive. Construction documents are to be submitted to The Environments Group for final review and approval.

Please direct any questions regarding these matters to:   Mr. Dennis W. Zoladz
                                                          The Environments Group
                                                          (312) 644-5080
                                                          (312) 644-5299 FAX

SCOPE DOCUMENT PACKAGE

--------------------------------------------------------------------------------

1.      SPACE PLAN / TENANT STANDARDS:

        A.    See attached Kemper approved space plan dated October 14, 1998.

        B. Refer to Landlord's building standards and tenant work letter as amended by Kemper for specifications.

2.      PARTITIONS:

        A.    Demising: Provide building standard partitions.

        B.    Interior: Provide building standard partitions.

3.      DOOR/FRAMES/HARDWARE:

        A. Provide building standard doors/frames/hardware, unless otherwise noted. Hardware to be ADA compliant.

        B. Suite Entry: Provide building standard door, frame, and sidelight detail. Entry door to have closer and lockset.

        C. Reception to Office Space: Provide building standard door and frame. Provide electronic card reader system with electronic release button at adjacent systems furniture workstation. Provide closer at door/frame. Provide "pass-thru" glass as shown. Pass-thru to consist of clear, tempered or laminated glass at approximately 42 inches above finished floor (coordinate with systems furniture panel height), and top of pass-thru to extend to align with the top of the adjacent door frame. Allow approximately 6 inches of open space between glass and a plastic laminate transaction top (transaction top to align with face of drywall at office side to ensure flush condition of workstation as shown) for "passing-thru" items.

October 14,1998

SCOPE DOCUMENT PACKAGE
Project:      Kemper Insurance Braintree Branch Relocation
Project No.   8100-11

        D. Sidelights: Provide 18 inch wide, floor to height to match top of door frame, clear tempered or laminated glass sidelight, at locations indicated on plan. Blinds are NOT to be installed at sidelights.
        E. Provide ADA compliant latchsets at each door. Provide locksets at each of the following:

              1.  Entry Door
              2.  Reception Door
              3.  Computer/Telephone Room

        F. Coat Hooks: Provide one coat hook at each private office. Mount at room side of door, center of door, approximately 5'-3" A.F.F.

4.      LIGHTING:

        A. Provide building standard three lamp, deep cell parabolic, 18 cell, 2 X 4 fixtures, or 9 cell 2 X 2 fixtures as required, with electronic ballast, or equal.

5.      CEILING SYSTEM:

        A.    Provide building standard lay in system.

6.      FLOORING/BASE:

        A. Carpet: Carpet: Shaw 60279 Website, Color 79470 Celestial, broadloom. Provide at all areas unless noted otherwise.

        B. Carpet: Shaw Commercial Origins, Color 50110 Fog 10511, Broadloom. Provide at Managing Attorney, Executive Private Office and conference room.

        C. Vinyl Composition Tile: Armstrong, Imperial Texture Tile, Excelon 51927 Field Gray, 12" X 12", 1/8" gauge. Locate at:

              1. Storage Room
              2.  Breakroom

              Provide VPI Conductive floor tile, CON-16 Cloud, in
              Computer/Telephone Room.

        D. Wall Base: 2 1/2" high VPI Arctic Night. Straight at carpet areas, coved at areas with VCT.

October 14, 1998

SCOPE DOCUMENT PACKAGE
Project:      Kemper Insurance Braintree Branch Relocation
Project No.   8100-11

7.      WALL FINISHES:

        A. Paint: Benjamin Moore 974 or equal. Eggshell at all walls. Semi-gloss at door frames, if applicable. Provide at all areas unless noted otherwise.

        B. Vinyl Wallcovering: Vicretex Coco Bisque, CA 21-14-DS, Type 2,54" W., 2102 or equal. Locate at:

              1.  Managing Attorney Private Office
              2.  Conference Room
              3.  Reception Area

8.      SIGNAL/POWER/DATA LOCATION PLAN:

        A.    As noted on plans dated October 14, 1998.

9.      BREAKROOM:

        A.    Provide the following appliances:

              1.  Full size refrigerator; white.
              2.  Icemaker located below base cabinet.
              3.  Microwave; locate at ADA compliant height.
              4.  Coffeemaker by tenant. Copper water line NOT required.
              5.  Hot Water Heater.

        B. Provide double bowl stainless steel sink with gooseneck faucet and ADA compliant 4" wrist blades. Construct sink cabinet at ADA height, allowing ADA access; wrap pipes for ADA compliance.

10.     MILLWORK:

        A.    In wall blocking for reception signage is NOT required.

        B. Transaction top: See notes regarding pass thru. Provide plastic laminate to match wallcovering color. Ease any outside edges of top.

        C.    Breakroom:

              1.  Countertop at Base Cabinet: Pionite AT991-Suede Wheat Fiber.
              2.  Base and Wall Cabinets: Formica 933-58 Mission White or Equal.

        D.    Provide ADA compliant 4 inch wire pulls at cabinets.

October 14, 1998

SCOPE DOCUMENT PACKAGE
Project:      Kemper Insurance Braintree Branch Relocation
Project No.   8100-11

        E. Install at least 5% of total wall cabinets to achieve 48 inches AFF to bottom shelf, per ADA.

        F. Coordinate space between base cabinet and wall cabinet to accommodate tenant's coffee maker. (Verify with tenant)

        G. Coat rod and shelf: Provide proportion of rod and shelf within closet at ADA compliant height as required.

11.     WINDOW TREATMENT:

        A. Perimeter window lines to have building standard, building furnished and installed, thin slat horizontal blinds, or equal.

12.     LIGHT SWITCHING:

        A. Provide switch at each enclosed room. Provide building standard distribution for open area. Switches to be located within ADA compliant height range. Prefer thermostats to be located centered above light switches, at 48 inches AFF, where the two functions occur in the same room.

13.     EXIT SIGNS:

        A.    Provide building standard per local and national codes.

14.     LIFE SAFETY SYSTEMS:

        A.    Provide building standard per local and national codes.

        B.    Provide fire extinguishers as required.

        C.    Ensure ADA compliance.

15.     GENERAL:

        A. All finishes to be approved by The Environments Group prior to order and installation.

        B. Open floor furniture is Steelcase. Panels are not powered. Refer to electrical specification package.

October 14, 1998

SCOPE DOCUMENT PACKAGE
Project:      Kemper Insurance Braintree Branch Relocation
Project No.   8100-11

        C. 7 X 24 Air conditioning is required for the Computer / Telephone Room. Provide separate unit and thermostat for room. Locate unit away from any equipment shown to avoid leakage / malfunction of drain.

                                   EXHIBIT FP

                                   FLOOR PLAN

                                  See attached.

                                    [GRAPHIC]

4 Batterymarch Park, Quincy
--------------------------------------------------------------------------------
4/28/99

                                                                     [ILLEGIBLE]

                           COMMENCEMENT DATE AGREEMENT

     THIS COMMENCEMENT DATE AGREEMENT is entered into this 5th day of January, 2000, by and between NATIONAL FIRE PROTECTION ASSOCIATION ("Landlord") and LUMBERMANS MUTUAL CASUALTY COMPANY, an Illinois corporation, doing business as Kemper Insurance Company ("Tenant").

                                   WITNESSETH:

     WHEREAS, on April 27, 1999, Landlord and Tenant entered into a Lease Agreement (the "Lease") covering certain premises located on a portion of the third floor of the office building known as Four Batterymarch Park, located in Batterymarch Park, Quincy, Massachusetts (the "Demised Premises"), as shown on Exhibit FP to the Lease; and

     WHEREAS, Section 4.4 of the Lease requires Landlord and Tenant to execute a Commencement Date Agreement, confirming the Building Rentable Area, the Premises Rentable Area, the Commencement Date, the Expiration Date and the Basic Rent per annum during the Term of the Lease.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises of the parties hereto contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. In accordance with the provisions of Section 4.4 of the Lease, Landlord and Tenant hereby confirm each of the following:

     1.1  The Building Rentable Area is 159,161 square feet;

     1.2  The Premises Rentable Area is 29,305 square feet;

     1.3  The Commencement Date of the Lease is November 22, 1999;

     1.4  The Expiration Date of the Lease is November 30, 2009; and

     1.5 The Basic Rent per annum during the Initial Term of the Lease is as follows:

          Years 1 and 2:        $  791,235.00
          Years 3 and 4:        $  820,540.00
          Years 5, 6 and 7:     $  864,497.50

          Years 8, 9 and 10:    $  879,150.00

2. Terms not defined herein shall have the meaning provided therefor in the Lease.

3. Except as provided herein, all other terms and conditions of the Lease remain in full force and effect.

     The foregoing Commencement Date Agreement is hereby agreed to by Landlord and Tenant who have executed this Commencement Date Agreement as of the date first above written.

                                   TENANT:

WITNESS/ATTEST:                    LUMBERMANS MUTUAL CASUALTY
                                   COMPANY, an Illinois corporation, doing
                                   business as Kemper Insurance Company


                                   By:  /s/ Steven R. Miller
------------------                      ----------------------------------
                                        Name:  Steven R. Miller
                                        Title: Corporate Real Estate Manager


                                   By:
------------------                      ----------------------------------
                                        Name:
                                        Title:


                                   LANDLORD:

WITNESS/ATTEST:                    NATIONAL FIRE PROTECTION
                                   ASSOCIATION


                                   By:  [ILLEGIBLE]
------------------                      ----------------------------------
                                        Name: [ILLEGIBLE]
                                        Title: Sr. V.P. and Gen. Counsel

                                   EXHIBIT "B"


                                    INVENTORY


                                 (SEE ATTACHED)

                                    Inventory


two countertop microwave ovens

one refrigerator

one built-in dishwasher

one built-in ice machine

Items 1 - 167, inclusive, listed on Business Office Systems Proposal
K00750 23-2000 (Purchase Order No. KEM12273) dated 06/19/03 attached hereto and made a part hereof

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               1

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
                              BRAINTREE, MA QUINCY - NEW FACILITY
                              BUYER: NEAL MORSE/847-320-2503
                              P.O.#KEM12273

  1           10.00   CF-D-2430-6-N-B??D      SERIES 24" x 30" x 26.5" MODULAR TABLE ON
                                              CASTERS LAMINATE; BEIGE NEBULA 4624-60, BASE: BLACK,
                                              T-MOLD: BLACK

  2            1.00   TQ24C5L48               STARTER UNIT CLOSED L UPRIGHT 48" X 24" X 88"

  3            2.00   TQ24O5L42               STARTER UNIT OPEN L UPRIGHT 42" X 24" X 88"

  4            3.00   TQ24O5T42               ADD ON UNIT OPEN T UPRIGHT 42" X 24" X 88"

  5            1.00   A771-1741               HB SYNC, PNEU, BHA, ADJ W/O CAPSHARD
                                              CASTERS, BACK LOCK

  6            1.00   A831-1741               MB SYNC, PNEU, BHA, ADJ W/O CAPSHARD
                                              CASTERS, BACK LOCK

  7            1.00   AKA-M-SLIDE-BBKEMPER    ???-SLIDE-BBKEMPER ARTICULATING KYBRD
                                              PLATFORM, SLIDE MOU

  8            1.00   CW-30                   COUNTERWEIGHT, 950 SERIES 30" LATERAL FILE

  9            1.00   CW-42                   COUNTERWEIGHT, 950 SERIES 42" LATERAL FILE

  10           1.00   HGBN-0004               MULTI-PURPOSE STORAGE BIN 4-INCH

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               2

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  11           1.00   HGBN-0008               MULTI-PURPOSE STORAGE BIN 8-INCH

  12           2.00   HGMB-0002               MAILBOX, GRID MOUNT

  13           2.00   HGRT-0001               REFERENCE TRAY, GRID MOUNT

  14           1.00   LFRS-430-LD0F           4-HI LATERAL FILE, RADIUS CASE 30 INCHES

  15           1.00   LFRS-442-LD0F           4-HI LATERAL FILE, RADIUS CASE 42 INCHES

  16           3.00   LSET-3                  STANDARD LOCK PLUG & KEY LOCK SET (QTY 3)

  17           1.00   MAC-0001                MAKE-A-CORNER

  18           2.00   PDM-24-DLN              MOBILE PEDESTAL DRAWER 24"

  19           2.00   RBMP-0072               MAIN BEAM - POWERED - 72"

  20           2.00   RCT-4230                WORK SURFACE - REGULAR, MAIN BEAM 42" X 30"

  21           1.00   REFE-0005               FLOOR ENTRY CONDUIT 1/2" DIA.

  22           1.00   RFEC-0002               FLOOR POWER & COMMUNICATIONS COVER

  23           1.00   RIF-0012                INFEED - 12 FEET

  24           2.00   RMB-0072                MINI BEAM STARTER 72"

  25           1.00   RMBP-0090               MINI BEAM TO R POST CONNECT KIT

  26           2.00   RMC-0072                MINI BEAM PAD 72"

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               3

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  27           2.00   RMLP-0018               MINI BEAM L POST 18"

  28           2.00   RMT-7824                WORK SURFACE - REGULAR, MINI BEAM 78" X 24"

  29           3.00   ROSU-0036               OVERHEAD STORAGE - 36" STORAGE UNIT

  30           5.00   RPC-0072                PAD, TACKABLE, MAIN BEAM 72"

  31           2.00   RPCR-0002               PCR DUPLEX

  32           1.00   RPG-0036                GRID FOR 36" PAD

  33           3.00   RPOS-0001               UNIVERSAL POST

  34           7.00   RRA-0072                RAILS 72"

  35           2.00   RRC-0003                RECEPTACLE, COMMON GRND TRIPLEX 1 CIRCUIT

  36           3.00   RUS-0024-M              MINI BEAM UPPER POST, ONE HIGH 24"

  37           5.00   RUS-0028                MAIN BEAM UPPER POST, TWO HIGH 28"

  38           3.00   RUS-0038-M              MINI BEAM UPPER POST, TWO HIGH 38"

  39           1.00   SPLA-5413               MODESTY PANEL, PERFORATED 14" X 72"
                                              MINI BEAM MOUNT

  40           3.00   0521                    SORTER, 59-1/16"w X 28-1/8"d 5 BINS
                                              w X 2 BINS h

  41           1.00   0521                    SORTER, 59-1/16"w X 28-1/8"d 5 BINS
                                              w X 2 BINS h 8 BINS STN

  42           8.00   735.05                  INDEX LABELS PKG OF 10

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               4

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  43           4.00   865.1                   RISER 59-1/16w X 13-3/4d

  44           1.00   T3150                   TABLE, 31-5/8w X 59-1/16d, CLSD
                                              SIDE/BACK BASE SHELF 8 DWR

  45           6.00   T3150                   TABLE, 31-5/8w X 59-1/16d, CLSD
                                              SIDE/BACKBASE SHLF INTERM SH

  46           1.00   T3150                   TABLE, 31-5/8w X 59d-1/16, CLSD
                                              SIDE/BACK BASESHELF/SLIDE DOOR

  47           3.00   240                     BRAYTON SWATHMORE CHAIR WOOD LEG

  48           1.00   50-2020L                BRAYTON SWATHMORE BEVELED TABLE 20" X 20"X 20"

  49           1.00   PX-48-BL-SF             ETEX VISUAL BOARD 48" X 48" 2ND FLIP
                                              W/ TEARBAR TACK, PR

  50           1.00   13333-3036              TABLE TOP 13333 SERIES 30" X 36" RECTANGULAR

  51           2.00   13333-3060              TABLE TOP 13333 SERIES 30" X 60" RECTANGULAR

  52           4.00   2402-222                TABLE BASE 2400 SERIES FOR 30" X 60" TABLE TOP

  53           1.00   2402-2228               TABLE BASE 2400 SERIES FOR 36" X 30" TABLE TOP

  54           1.00   24CT-1300-60RD          24CT SERIES CONFERENCE TABLE 60" ROUND

  55          54.00   24FT-1333-3060          FOLDING TABLES 24FT SERIES 30"x 60" RECTANGULAR

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               5

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  56           9.00   CS-42                   CABINET STORAGE SHELF 42"

  57          38.00   CW-30                   COUNTERWEIGHT, 950 SERIES 30" LATERAL FILE

  58           5.00   CW-36                   COUNTERWEIGHT, 950 SERIES 36" LATERAL FILE

  59         123.00   CW-42                   COUNTERWEIGHT, 950 SERIES 42" LATERAL FILE

  60           1.00   HTR-0036                ROUND TABLE 36"

  61           1.00   HTS-3030                SQUARE CONFERENCE TABLE 30" X 30"

  62          24.00   LBR-436                 4-HIGH BOOKCASE - 36" RADIUS CASE

  63           6.00   LBR-436                 4-HIGH BOOKCASE - 36" RADIUS CASE

  64          22.00   LFRS-430-LD0F           4-HI LATERAL FILE, RADIUS CASE 30 INCHES

  65          16.00   LFRS-430-LD0F           4-HI LATERAL FILE, RADIUS CASE 30 INCHES

  66           5.00   LFRS-436-LD0F           4-HI LATERAL FILE, RADIUS CASE 36 INCHES

  67         121.00   LFRS-442-LD0F           4-HI LATERAL FILE, RADIUS CASE 42 INCHES

  68           2.00   LFRS-442-LD0F           4-HI LATERAL FILE, RADIUS CASE 42 INCHES

  69           2.00   LHRS-242-LDCF           CREDENZA, RADIUS CASE, 42 INCHES

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               6

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  70           9.00   LSRS-442-LB             4-HI STORAGE, RADIUS CASE, 42"

  71           1.00   SCF1-2472-JJN           STEEL CREDENZA 24" X 72" -FULL BACK
                                              PANEL-NO GROMMETS-NO VS

  72          17.00   RBMN-0036               MAIN BEAM - NON-POWERED - 36"

  73           2.00   RBMP-0048               MAIN BEAM - POWERED - 48"

  74         108.00   RBMP-0072               MAIN BEAM - POWERED - 72"

  75           1.00   RBMP-0096               MAIN BEAM - POWERED - 96"

  76         128.00   RCT-4230                WORK SURFACE - REGULAR, MAIN BEAM 42" X 30"

  77           1.00   RCT-4830                WORK SURFACE - REGULAR, MAIN BEAM 48" X 30"

  78          18.00   RCT-7224                WORK SURFACE - REGULAR, MAIN BEAM 72" X 24"

  79          35.00   REFE-0005               FLOOR ENTRY CONDUIT 1/2" DIA.

  80           6.00   REFE-0010               FLOOR ENTRY CONDUIT 1" DIA.

  81          41.00   RFEC-0002               FLOOR POWER & COMMUNICATIONS COVER

  82          47.00   RIF-0012                INFEED - 12 FEET

  83         102.00   RMB-0072                MINI BEAM STARTER 72"

  84          57.00   RMBP-0090               MINI BEAM TO R POST CONNECT KIT

  85         101.00   RMC-0072                MINI BEAM PAD 72"

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               7

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  86          82.00   RMLP-0018               MINI BEAM L POST 18"

  87           5.00   RMPT-0001               MINI BEAM SINGLE POST

  88         112.00   RMT-7824                WORK SURFACE - REGULAR, MINI BEAM 78" X 24"

  89         189.00   ROSU-0036               OVERHEAD STORAGE - 36" STORAGE UNIT

  90           4.00   RPC-0048                PAD, TACKABLE, MAIN BEAM 48"

  91         259.00   RPC-0072                PAD, TACKABLE, MAIN BEAM 72"

  92           2.00   RPC-0096                PAD, TACKABLE, MAIN BEAM 96"

  93         150.00   RPCR-0002               PCR DUPLEX

  94         130.00   RPG-0036                GRID FOR 36" PAD

  95         169.00   RPOS-0001               UNIVERSAL POST

  96           4.00   RRA-0048                RAILS 48"

  97         360.00   RRA-0072                RAILS 72"

  98           2.00   RRA-0096                RAILS 96"

  99         131.00   RRC-0003                RECEPTACLE, COMMON GRND TRIPLEX 1 CIRCUIT

  100         20.00   RSPT-6030               WORK SURFACE, SEMI-SUSPENDED,
                                              CONVERGENT, 60" X 30"

  101         17.00   RSPT-7236-B             WORK SURFACE, SEMI-SUSPENDED,
                                              CONVERGENT, 72" X 36"

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               8

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  102          1.00   RTT-1272                COUNTER TOP, FOR 72" RAIL

  103          3.00   RUS-0014                MAIN BEAM UPPER POST, ONE HIGH 14"

  104         75.00   RUS-0024-M              MINI BEAM UPPER POST, ONE HIGH 24"

  105        227.00   RUS-0028                MAIN BEAM UPPER POST, TWO HIGH 28"

  106        228.00   RUS-0038-M              MINI BEAM UPPER POST, TWO HIGH 38"

  107        147.00   LSET-3                  STANDARD LOCK PLUG & KEY LOCK SET (QTY 3)

  108         67.00   LSET-6                  STANDARD LOCK PLUG & KEY LOCK SET (QTY 6)

  109          7.00   LSET-9                  STANDARD LOCK PLUG & KEY LOCK SET (QTY 9)

  110          1.00   CACC-1830-4             CONF CADDY W/ADJUSTABLE SHELF

  111          1.00   CBS-68BO                BOAT SLAB BASE - 48" X 168"
                                              CAMERON, PROFILE, TRIPOLI

  112          8.00   HCLP-3028-A             CABINET, LOWER W/PED DRAWERS 30 INCHES

  113          8.00   HCSD-0003               CABINET SHELF DIVIDER PACKAGE OF 3

  114          8.00   HCUO-3056               OPEN CABINET, UPPER, 1 SHELF 30" X 56"

  115          8.00   HCWB-0002               CABINET TO WORKSURFACE BRACKET

  116         33.00   HGBN-0004               MULTI-PURPOSE STORAGE BIN 4-INCH

  117         33.00   HGBN-0008               MULTI-PURPOSE STORAGE BIN 8-INCH

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               9

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  118        129.00   HGMB-0002               MAILBOX, GRID MOUNT

  119        129.00   HGRT-0001               REFERENCE TRAY, GRID MOUNT

  120        130.00   PDM-24-DLN              MOBILE PEDESTAL DRAWER 24"

  121         14.00   PDS-24-JLN              SUSPENDED PEDESTAL DRAWER 24"

  122         17.00   PDX-24-JLN              FIXED PEDESTAL DRAWER 24"

  123         12.00   A771-1141               HB SYNC, PNEU, BHA, CANT W/O CAPSHARD
                                              CASTERS, BACK LOCK

  124          5.00   A771-1741               HB SYNC, PNEU, BHA, ADJ W/O CAPSHARD
                                              CASTERS, BACK LOCK

  125        115.00   A831-1741               MB SYNC, PNEU, BHA, ADJ W/O CAPSHARD
                                              CASTERS, BACK LOCK

  126          6.00   A871-1141               HB SYNC, PNEU, BHA, CANT W/O CAPSHARD
                                              CASTERS, BACK LOCK

  127         17.00   A871-1741               HB SYNC, PNEU, BHA, ADJ W/O CAPSHARD
                                              CASTERS, BACK LOCK

  128         25.00   C500-270E               SLED BASE SIDE, UPHL SHELL, VINYL
                                              CAPS, GLIDES

  129         42.00   C500-270E               SLED BASE SIDE, UPHL SHELL, VINYL
                                              CAPS, GLIDES

  130         24.00   M600-2210               4-LEG STACKER, ARMS, UPHL OUTER

  131         20.00   M600-2210               4-LEG STACKER, ARMS, UPHL OUTER

  132          2.00   MPRV-CART               STACKING CART

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                              10

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  133         65.00   AKA-M-SLIDE-BBKEMPER    ???-SLIDE-BBKEMPER ARTICULATING KYBRD PLATFORM,
                                              SLIDE MOU

  134          1.00   A/TFX/LC/1929           NEVERS, TELEPHONE/FAX STAND 19" X 19" X 29"

  135         18.00   3267                    PARAGON FULL BACK GUEST CHAIR

  136          6.00   6117                    CASIMIR GUEST CHAIR

  137          5.00   75-11222MCT             111 3/4 MODULAR CABINET TOP

  138          6.00   75-1822MBFC             BOX/BOX/FILE PEDESTAL (22" DEEP)

  139         17.00   75-1822MFFC             FILE/FILE PEDESTAL (22" DEEP)

  140          2.00   75-1829MFFC             FILE\FILE PEDESTAL 29 1/2" DEEP

  141          6.00   75-3722FS               OPEN SHELL WITH 10" SHELF

  142          6.00   75-4822ER               48" EXECUTIVE BRIDGE RETURN

  143          3.00   75-60BCBMFCNX           PRAXIS BOOKCASE 36" X 60"

  144          4.00   75-7236EBT/CB5          BULLET TABLE WITH ENDS 72" X 36"

  145          2.00   75-7242SHEL             MODULAR BOW-SHAPED SHELL

  146          5.00   75-7418HDW              74" OVERHEAD STORAGE UNIT

  147          1.00   75-9322MCT              93 1/8 MODULAR CABINET TOP

  148          6.00   75-ECD                  CENTER DRAWER

  149          2.00   CBD-MFCY                CONFERENCE TABLE BASE 18" X 2.5"

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                              11

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  150          3.00   CB-MFCM                 VENEER CYLINDER BASE

  151          3.00   CT-48-MFCNG4            48"ROUND CONFERENCE TOP

  152          1.00   CT-7236-MFCNG1          CONFERENCE TABLE 36" X 72"

  153          1.00   CU-1822CUBE-MFCN        CUBE END TABLE 18" X 18" X 22"

  154          6.00   TL-1                    TASKLIGHT

  155          1.00   V1828P-2FCPL            8900plus VERTICAL FILE 18 "X 28 5/8"X 26 7/8"

  156         30.00   V1828P-4FCPL            8900plus SERIES VERTICAL FILE 18"X 28 5/8"X
                                              50 7/8"

  157         31.00   WS-CW                   COUNTERWEIGHT FOR VERTICAL FILES

  158          6.00   HCLP-3028-A             CABINET, LOWER W/PED DRAWERS 30 INCHES

  159          6.00   HCSD-0003               CABINET SHELF DIVIDER PACKAGE OF 3

  160          6.00   HCUO-3056               OPEN CABINET, UPPER, 1 SHELF 30" X 56"

  161          6.00   HCWB-0002               CABINET TO WORKSURFACE BRACKET

  162          1.00   CACB-1873-4             TRIPOLI CONFERENCE BUFFET

  163          1.00   CAVD-4848-FSC           VISUAL DISPLAY BOARD, 48" X 48"

  164         65.00   MAC-0001                MAKE-A-CORNER

  165         15.00   RMTP-0024               MINI BEAM T POST 24"

  166          6.00   SPLA-5413               MODESTY PANEL, PERFORATED 14" X 72" MINI BEAM
                                              MOUNT

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                              12

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  167          1.00   XL01-3835               PROFILE SERIES, BOAT TABLE TOP 48" X 168"

  168          1.00   FREIGHT                 CHARGES

  169          1.00   LABOR                   TO RECEIVE, DELIVER AND INSTALL ALL PRODUCTS
                                              DURING NORMAL WORKING HOURS.
                                              ATTN: SEAN CLEVELAND.


     Accepted by:
                 -------------------------------------------------


              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

                                   EXHIBIT "C"


                                  BILL OF SALE

         LUMBERMENS MUTUAL CASUALTY COMPANY D/B/A KEMPER INSURANCE COMPANIES, having an address of One Kemper Drive, Attn: Real Estate Dept. 11SE, Long Grove, Illinois (the "Seller") for and in consideration of the sum of Ten ($10.00) Dollars cash in hand paid, the receipt and sufficiency of which is hereby acknowledged, has bargained, sold and delivered and by these presents does bargain, sell and deliver unto THE J JILL GROUP, INC., a Delaware corporation, having an address of Four Batterymarch Park, Quincy, Massachussets (the "Buyer") the personal property, fixtures, equipment and furniture more particularly described on EXHIBIT "A" attached hereto and made a part hereof (collectively, "Equipment") in its "AS-IS" condition and, except as otherwise expressly stated herein, without any warranty or representation, express or implied, in any way, it being understood and agreed by Buyer that there is no warranty, maintenance contract or other maintenance, repair and/or replacement with respect to the Equipment being sold by Seller nor shall Seller be responsible or liable in any way or manner to Buyer with respect to the Equipment including, without limitation, for malfunctions of the Equipment. The Seller warrants the right and title to said Equipment unto the Buyer against the claims of all persons claiming by, through or under the Seller. Buyer shall assume and pay and hold the Seller harmless from any taxes which may be incurred as a result of this transaction.

         TO HAVE AND TO HOLD the said Equipment above described unto the Buyer, its successors and assigns, forever.

         IN WITNESS WHEREOF, the undersigned has set its hand and affixed its seals all as of the _____day of ____________, 20__.


ATTEST/WITNESS:                 LUMBERMENS MUTUAL CASUALTY COMPANY D/B/A
                                KEMPER INSURANCE COMPANIES

                                BY:
-------------------                 -----------------------------
                                                         (Title)

STATE OF ILLINOIS )
                               )ss.
COUNTY OF ___________)


         I,__________________, an officer duly authorized to administer oaths and take acknowledgements, hereby certify that on this ____ day of ________, 20___ the _____________ of LUMBERMENS MUTUAL CASUALTY COMPANY D/B/A KEMPER INSURANCE COMPANIES personally appeared before me and is known to me to be the person described in and who executed the foregoing Bill of Sale, and acknowledged before me that he/she executed the same freely and voluntarily in the capacity and for the purpose therein expressed.

         Witness my hand and official seal this ___ day of ___________, 20___.


                                                    ----------------------------
                                                    Notary Public


   My commission expires:

                           EXHIBIT "A" TO BILL OF SALE


                                    INVENTORY


                                 (see attached)

                                    Inventory


two countertop microwave ovens

one refrigerator

one built-in dishwasher

one built-in ice machine

Items 1 - 167, inclusive, listed on Business Office Systems Proposal K00750 23-2000 (Purchase Order No. KEM12273) dated 06/19/03 attached hereto and made a part hereof

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               1

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
                              BRAINTREE, MA QUINCY - NEW FACILITY
                              BUYER: NEAL MORSE/847-320-2503
                              P.O.#KEM12273

  1           10.00   CF-D-2430-6-N-B???      ??? SERIES 24" X 30" X 26.5" MODULAR TABLE ON
                                              CASTERS LAMINATE; BEIGE NEBULA 4624-60,
                                              BASE: BLACK, T-MOLD: BLACK

  2            1.00   TQ24C5L48               STARTER UNIT CLOSED L UPRIGHT 48" X 24" X 88"

  3            2.00   TQ24O5L42               STARTER UNIT OPEN L UPRIGHT 42" X 24" X 88"

  4            3.00   TQ24O5T42               ADD ON UNIT OPEN T UPRIGHT 42" X 24" X 88"

  5            1.00   A771-1741               HB SYNC, PNEU, BHA, ADJ W/O CAPSHARD
                                              CASTERS, BACK LOCK

  6            1.00   A831-1741               MB SYNC, PNEU, BHA, ADJ W/O CAPSHARD
                                              CASTERS, BACK LOCK

  7            1.00   AKA-M-SLIDE-BBKEMPER    ???-SLIDE-BBKEMPER ARTICULATING KYBRD PLATFORM,
                                              SLIDE MOU

  8            1.00   CW-30                   COUNTERWEIGHT, 950 SERIES 30" LATERAL FILE

  9            1.00   CW-42                   COUNTERWEIGHT, 950 SERIES 42" LATERAL FILE

  10           1.00   HGBN-0004               MULTI-PURPOSE STORAGE BIN 4-INCH

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               2

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  11           1.00   HGBN-0008               MULTI-PURPOSE STORAGE BIN 8-INCH

  12           2.00   HGBM-0002               MAILBOX, GRID MOUNT

  13           2.00   HGRT-0001               REFERENCE TRAY, GRID MOUNT

  14           1.00   LFRS-430-LD0F           4-HI LATERAL FILE, RADIUS CASE 30 INCHES

  15           1.00   LFRS-442-LD0F           4-HI LATERAL FILE, RADIUS CASE 42 INCHES

  16           3.00   LSET-3                  STANDARD LOCK PLUG & KEY LOCK SET (QTY 3)

  17           1.00   MAC-0001                MAKE-A-CORNER

  18           2.00   PDM-24-DLN              MOBILE PEDESTAL DRAWER 24"

  19           2.00   RBMP-0072               MAIN BEAM - POWERED - 72"

  20           2.00   RCT-4230                WORK SURFACE - REGULAR, MAIN BEAM 42" X 30"

  21           1.00   REFE-0005               FLOOR ENTRY CONDUIT 1/2" DTA.

  22           1.00   RFEC-0002               FLOOR POWER & COMMUNICATIONS COVER

  23           1.00   RIF-0012                INPEED - 12 FEET

  24           2.00   RMB-0072                MINI BEAM STARTER 72"

  25           1.00   RMBP-0090               MINI BEAM TO R POST CONNECT KIT

  26           2.00   RMC-0072                MINI BEAM PAD 72"

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               3

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  27           2.00   RMLP-0018               MINI BEAM L POST 18"

  28           2.00   RMT-7824                WORK SURFACE - REGULAR, MINI BEAM 78" X 24"

  29           3.00   ROSU-0036               OVERHEAD STORAGE - 36" STORAGE UNIT

  30           5.00   RPC-0072                PAD, TACKABLE, MAIN BEAM 72"

  31           2.00   RPCR-0002               PCR DUPLEX

  32           1.00   RPG-0036                GRID FOR 36" PAD

  33           3.00   RPOS-0001               UNIVERSAL POST

  34           7.00   RRA-0072                RAILS 72"

  35           2.00   RRC-0003                RECEPTACLE, COMMON GRND TRIPLEX 1 CIRCUIT

  36           3.00   RUS-0024-M              MINI BEAM UPPER POST, ONE HIGH 24"

  37           5.00   RUS-0028                MAIN BEAM UPPER POST, TWO HIGH 28"

  38           3.00   RUS-0038-M              MINI BEAM UPPER POST, TWO HIGH 38"

  39           1.00   SPLA-5413               MODESTY PANEL, PERFORATED 14" X 72"
                                              MINI BEAM MOUNT

  40           3.00   0521                    SORTER, 59-1/16"w X 28-1/8"d 5 BINS w X 2 BINS h

  41           1.00   0521                    SORTER, 59-1/16"w X 28-1/8"d 5 BINS w X 2 BINS h 8
                                              BINS STN

  42           8.00   735.05                  INDEX LABELS PKG OF 10

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               4

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  43           4.00   865.1                   RISER 59-1/16w X 13-3/4d

  44           1.00   T3150                   TABLE, 31-5/8w X 59-1/16d, CLSD SIDE/BACK BASE
                                              SHELF 8 DWR

  45           6.00   T3150                   TABLE, 31-5/8w X 59-1/16d, CLSD SIDE/BACKBASE SHLF
                                              INTERM SH

  46           1.00   T3150                   TABLE, 31-5/8w X 59d-1/16, CLSD SIDE/BACK
                                              BASESHELF/SLIDE DOOR

  47           3.00   240                     BRAYTON SWATHMORE CHAIR WOOD LEG

  48           1.00   50-2020L                BRAYTON SWATHMORE BEVELED TABLE 20" X 20"X 20"

  49           1.00   PX-48-BL-SF             ETEX VISUAL BOARD 48" X 48" 2ND FLIP W/ TEARBAR
                                              TACK, PR

  50           1.00   13333-3036              TABLE TOP 13333 SERIES 30" X 36" RECTANGULAR

  51           2.00   13333-3060              TABLE TOP 13333 SERIES 30" X 60" RECTANGULAR

  52           4.00   2402-222                TABLE BASE 2400 SERIES 30" X 60" TABLE TOP

  53           1.00   2402-2228               TABLE BASE 2400 SERIES 36" X 30" TABLE TOP

  54           1.00   24CT-1300-60RD          24CT SERIES CONFERENCE TABLE 60" ROUND

  55          54.00   24FT-1333-3060          FOLDING TABLES 24FT SERIES 30"X 60" RECTANGULAR

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               5

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  56           9.00   CS-42                   CABINET STORAGE SHELF 42"

  57          38.00   CW-30                   COUNTERWEIGHT, 950 SERIES 30" LATERAL FILE

  58           5.00   CW-36                   COUNTERWEIGHT, 950 SERIES 36" LATERAL FILE

  59         123.00   CW-42                   COUNTERWEIGHT, 950 SERIES 42" LATERAL FILE

  60           1.00   HTR-0036                ROUND TABLE 36"

  61           1.00   HTS-3030                SQUARE CONFERENCE TABLE 30" X 30"

  62          24.00   LBR-436                 4-HIGH BOOKCASE - 36" RADIUS CASE

  63           6.00   LBR-436                 4-HIGH BOOKCASE - 36" RADIUS CASE

  64          22.00   LFRS-430-LD0F           4-HI LATERAL FILE, RADIUS CASE 30 INCHES

  65          16.00   LFRS-430-LD0F           4-HI LATERAL FILE, RADIUS CASE 30 INCHES

  66           5.00   LFRS-436-LD0F           4-HI LATERAL FILE, RADIUS CASE 36 INCHES

  67         121.00   LFRS-442-LD0F           4-HI LATERAL FILE, RADIUS CASE 42 INCHES

  68           2.00   LFRS-442-LD0F           4-HI LATERAL FILE, RADIUS CASE 42 INCHES

  69           2.00   LHRS-242-LDCF           CREDENZA, RADIUS CASE, 42 INCHES

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               6

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  70           9.00   LSRS-442-LB             4-HI STORAGE, RADIUS CASE, 42"

  71           1.00   SCF1-2472-JJN           STEEL CREDENZA 24" X 72"-FULL BACK PANEL-NO
                                              GROMMETS-NO VS

  72          17.00   RBMN-0036               MAIN BEAM - NON-POWERED - 36"

  73           2.00   RBMP-0048               MAIN BEAM - POWERED - 48"

  74         108.00   RBMP-0072               MAIN BEAM - POWERED - 72"

  75           1.00   RBMP-0096               MAIN BEAM - POWERED - 96"

  76         128.00   RCT-4230                WORK SURFACE - REGULAR, MAIN BEAM 42" X 30"

  77           1.00   RCT-4830                WORK SURFACE - REGULAR, MAIN BEAM 48" X 30"

  78          18.00   RCT-7224                WORK SURFACE - REGULAR, MAIN BEAM 72" X 24"

  79          35.00   REFE-0005               FLOOR ENTRY CONDUIT 1/2" DIA.

  80           6.00   REFE-0010               FLOOR ENTRY CONDUIT 1" DIA.

  81          41.00   REFC-0002               FLOOR POWER & COMMUNICATIONS COVER

  82          47.00   RIF-0012                INFEED - 12 FEET

  83         102.00   RMB-0072                MINI BEAM STARTER 72"

  84          57.00   RMBP-0090               MINI BEAM TO R POST CONNECT KIT

  85         101.00   RMC-0072                MINI BEAM PAD 72"

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               7

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  86          82.00   RMLP-0018               MINI BEAM L POST 18"

  87           5.00   RMPT-0001               MINI BEAM SINGLE POST

  88         112.00   RMT-7824                WORK SURFACE - REGULAR, MINI BEAM 78" X 24"

  89         189.00   ROSU-0036               OVERHEAD STORAGE - 36" STORAGE UNIT

  90           4.00   RPC-0048                PAD, TACKABLE, MAIN BEAM 48"

  91         259.00   RPC-0072                PAD, TACKABLE, MAIN BEAM 72"

  92           2.00   RPC-0096                PAD, TACKABLE, MAIN BEAM 96"

  93         150.00   RPCR-0002               PCR DUPLEX

  94         130.00   RPG-0036                GRID FOR 36" PAD

  95         169.00   RPOS-0001               UNIVERSAL POST

  96           4.00   RRA-0048                RAILS 48"

  97         360.00   RRA-0072                RAILS 72"

  98           2.00   RRA-0096                RAILS 96"

  99         131.00   RRC-0003                RECEPTACLE, COMMON GRND TRIPLEX 1 CIRCUIT

  100         20.00   RSPT-6030               WORK SURFACE, SEMI-SUSPENDED, CONVERGENT,
                                              60" X 30"

  101         17.00   RSPT-7236-B             WORK SURFACE, SEMI-SUSPENDED, CONVERGENT,
                                              72" X 36"

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               8

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  102          1.00   RTT-1272                COUNTER TOP, FOR 72" RAIL

  103          3.00   RUS-0014                MAIN BEAM UPPER POST, ONE HIGH 14"

  104         75.00   RUS-0024-M              MINI BEAM UPPER POST, ONE HIGH 24"

  105        227.00   RUS-0028                MAIN BEAM UPPER POST, TWO HIGH 28"

  106        228.00   RUS-0038-M              MINI BEAM UPPER POST, TWO HIGH 38"

  107        147.00   LSET-3                  STANDARD LOCK PLUG & KEY LOCK SET (QTY 3)

  108         67.00   LSET-6                  STANDARD LOCK PLUG & KEY LOCK SET (QTY 6)

  109          7.00   LSET-9                  STANDARD LOCK PLUG & KEY LOCK SET (QTY 9)

  110          1.00   CACC-1830-4             CONF CADDY W/ADJUSTABLE SHELF

  111          1.00   CBS-68BO                BOAT SLAB BASE - 48" X 168" CAMERON, PROFILE,
                                              TRIPOLI

  112          8.00   HCLP-3028-A             CABINET, LOWER W/PED DRAWERS 30 INCHES

  113          8.00   HCSD-0003               CABINET SHELF DIVIDER PACKAGE OF 3

  114          8.00   HCUO-3056               OPEN CABINET, UPPER, 1 SHELF 30" X 56"

  115          8.00   HCWB-0002               CABINET TO WORKSURFACE BRACKET

  116         33.00   HGBN-0004               MULTI-PURPOSE STORAGE BIN 4-INCH

  117         33.00   HGBN-0008               MULTI-PURPOSE STORAGE BIN 8-INCH

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                               9

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  118        129.00   HGMB-0002               MAILBOX, GRID MOUNT

  119        129.00   HGRT-0001               REFERENCE TRAY, GRID MOUNT

  120        130.00   PDM-24-DLN              MOBILE PEDESTAL DRAWER 24"

  121         14.00   PDS-24-JLN              SUSPENDED PEDESTAL DRAWER 24"

  122         17.00   PDX-24-JLN              FIXED PEDESTAL DRAWER 24"

  123         12.00   A771-1141               HB SYNC, PNEU, BHA, CANT W/O CAPSHARD CASTERS,
                                              BACK LOCK

  124          5.00   A771-1741               HB SYNC, PNEU, BHA, ADJ W/O CAPSHARD CASTERS,
                                              BACK LOCK

  125        115.00   A831-1741               MB SYNC, PNEU, BHA, ADJ W/O CAPSHARD CASTERS,
                                              BACK LOCK

  126          6.00   A871-1141               HB SYNC, PNEU, BHA, CANT W/O CAPSHARD CASTERS,
                                              BACK LOCK

  127         17.00   A871-1741               HB SYNC, PNEU, BHA, ADJ W/O CAPSHARD CASTERS,
                                              BACK LOCK

  128         25.00   C500-270E               SLED BASE SIDE, UPHL SHELL, VINYL CAPS, GLIDES

  129         42.00   C500-270E               SLED BASE SIDE, UPHL SHELL, VINYL CAPS, GLIDES

  130         24.00   M600-2210               4-LEG STACKER, ARMS, UPHL OUTER

  131         20.00   M600-2210               4-LEG STACKER, ARMS, UPHL OUTER

  132          2.00   MPRV-CART               STACKING CART

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                              10

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  133         65.00   AKA-M-SLIDE-BBKEMPER    ???-SLIDE-BBKEMPER ARTICULATING
                                              KYBRD PLATFORM, SLIDE MOU

  134          1.00   A/TFX/LC/1929           NEVERS, TELEPHONE/FAX STAND 19" X 19" X 29"

  135         18.00   3267                    PARAGON FULL BACK GUEST CHAIR

  136          6.00   6117                    CASIMIR GUEST CHAIR

  137          5.00   75-11222MCT             111 3/4 MODULAR CABINET TOP

  138          6.00   75-1822MBFC             BOX/BOX/FILE PEDESTAL (22" DEEP)

  139         17.00   75-1822MFFC             FILE/FILE PEDESTAL(22" DEEP)

  140          2.00   75-1829MFFC             FILE\FILE PEDESTAL 29 1/2" DEEP

  141          6.00   75-3722FS               OPEN SHELL WITH 10" SHELF

  142          6.00   75-4822ER               48" EXECUTIVE BRIDGE RETURN

  143          3.00   75-60BCBMFCNX           PRAXIS BOOKCASE 36" X 60"

  144          4.00   75-7236EBT/CB5          BULLET TABLE WITH ENDS 72" X 36"

  145          2.00   75-7242SHEL             MODULAR BOW-SHAPED SHELL

  146          5.00   75-7418HDW              74" OVERHEAD STORAGE UNIT

  147          1.00   75-9322MCT              93 1/8 MODULAR CABINET TOP

  148          6.00   75-ECD                  CENTER DRAWER

  149          2.00   CBD-MFCY                CONFERENCE TABLE BASE 18" X 2.5"

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

   740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                  PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                     www.bos.com                                   CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                              11

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  150          3.00   CB-MFCM                 VENEER CYLINDER BASE

  151          3.00   CT-48-MFCNG4            48"ROUND CONFERENCE TOP

  152          1.00   CT-7236-MFCNG1          CONFERENCE TABLE 36" X 72"

  153          1.00   CU-1822CUBE-MFCN        CUBE END TABLE 18" X 18" X 22"

  154          6.00   TL-1                    TASKLIGHT

  155          1.00   V1828P-2FCPL            8900plus VERTICAL FILE 18 "X 28 5/8"X 26 7/8"

  156         30.00   V1828P-4FCPL            8900plus SERIES VERTICAL FILE 18"X 28 5/8"X
                                              50 7/8"

  157         31.00   WS-CW                   COUNTERWEIGHT FOR VERTICAL FILES

  158          6.00   HCLP-3028-A             CABINET, LOWER W/PED DRAWERS 30 INCHES

  159          6.00   HCSD-0003               CABINET SHELF DIVIDER PACKAGE OF 3

  160          6.00   HCUO-3056               OPEN CABINET, UPPER, 1 SHELF 30" X 56"

  161          6.00   HCWB-0002               CABINET TO WORKSURFACE BRACKET

  162          1.00   CACB-1873-4             TRIPOLI CONFERENCE BUFFET

  163          1.00   CAVD-4848-FSC           VISUAL DISPLAY BOARD, 48" X 48"

  164         65.00   MAC-0001                MAKE-A-CORNER

  165         15.00   RMTP-0024               MINI BEAM T POST 24"

  166          6.00   SPLA-5413               MODESTY PANEL, PERFORATED 14" X 72"
                                              MINI BEAM MOUNT

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

[BOS LOGO]                                                              PROPOSAL

BUSINESS OFFICE SYSTEMS. INC.                         A HAWORTH PREFERRED DEALER

     740 HILLTOP DRIVE, ITASCA, ILLINOIS 60143-1326                PROPOSAL NUMBER
         PHONE 630.773.7777 FAX 630.773.7733                              K00750   23-200
                  www.bos.com                                      CUSTOMER PURCHASE ORDER NO
SOLD TO                              SHIP TO                                    KEM12273
                                       KEMPER                      SALESPERSON
  KEMPER NATIONAL INSURANCE            4 BATTERY MARCH PARK                   KIMBERLY PETERSON
  ONE KEMPER DRIVE                     3RD FLOOR                   DATE
  LONG GROVE, IL 60049                 QUINCY           MA 02169             06/19/03
                                       ATTN: DICK SHANNON / MARK   PAGE
                                                                              12

ITEM #     QUANTITY       MODEL NUMBER                         DESCRIPTION                         UNIT SELL   TOTAL SELL
  167          1.00   XL01-3835               PROFILE SERIES, BOAT TABLE TOP 48" X 168"

  168          1.00   FREIGHT                 CHARGES

  169          1.00   LABOR                   TO RECEIVE, DELIVER AND INSTALL ALL PRODUCTS
                                              DURING NORMAL WORKING HOURS.
                                              ATTN: SEAN CLEVELAND.


Accepted by:
            --------------------------------------------------

              THIS DOCUMENT IS SUBJECT TO THE TERMS AND CONDITIONS
                       APPEARING ON THE ATTACHED DOCUMENT
ORIGINAL PROPOSAL

                           COMMENCEMENT DATE AGREEMENT

         Agreement ("Commencement Agreement") made this 29 day of September, 2003, between LUMBERMENS MUTUAL CASUALTY COMPANY, an Illinois insurance company ("Sublandlord"), and THE J JILL GROUP INC., a Delaware corporation ("Subtenant").

         WHEREAS, Sublandlord and Subtenant entered into a sublease dated as of September, 2003 ( "Sublease") relating to that certain premises containing approximately 29,305 rentable square feet ("Subleased Premises") in the building located at Four Batterymarch Park, Quincy, Massachussets ("Building") [All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Sublease];

         WHEREAS, the Term of the Sublease has commenced;  and

         WHEREAS, pursuant to Paragraph 2 of the Sublease, the parties desire to confirm the dates of Commencement Date;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, Sublandlord and Subtenant agree, as follows:

a) Subtenant is in possession of, and has accepted, the Subleased Premises described by the Sublease.
b) The Sublease Term commenced on, and the Commencement Date is, September 15, 2003.
c) The Sublease Term will expire on, and the Expiration Date is, on October 31, 2009, unless sooner terminated.
d) The Sublease is in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, Sublandlord and Subtenant have caused this Commencement Agreement to be duly executed on the date first written above.

Subtenant:                                Sublandlord:

THE J JILL GROUP INC.                     LUMBERMENS MUTUAL CASUALTY
                                          COMPANY D/B/A KEMPER INSURANCE
                                          COMPANIES

By: /s/ OLGA L. CONLEY                    By: /s/ STEVEN R. MILLER
    -------------------------------           --------------------------
    Name:  Olga L. Conley                    Name:  Steven R. Miller
    Title: Chief Financial Officer           Title: Real Estate Officer

                               CONSENT TO SUBLEASE

         THIS CONSENT TO SUBLEASE ("Consent Agreement") dated as of August 28, 2003 is made with reference to that certain sublease (the "Sublease") dated August 28, 2003 by and between Lumbermens Mutual Casualty Company ("Tenant") and The J. Jill Group, Inc. ("Subtenant"), and is entered into between the foregoing parties and National Fire Protection Association ("Landlord"), having an address at One Batterymarch Park, Quincy, MA with reference to the following facts:

         A. Landlord and Tenant are the parties to that certain Lease (the "Master Lease") dated as of April 27, 1999 respecting certain premises ("Premises") known as 29,305 square feet located on a portion of the third floor, located in the building ("Building") known as Four Batterymarch Park located in Batterymarch Park, Quincy, MA.

         B. Tenant and Subtenant wish to enter into the Sublease respecting the Premises described therein (the "Sublease Premises").

         C. The Master Lease provides that Tenant may not enter into any sublease without Landlord's prior written approval.

         D. Tenant and Subtenant have herewith presented the fully-executed Sublease to Landlord for Landlord's approval, and Landlord is willing to approve the same, upon all of the terms and conditions hereinafter appearing.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1. Neither the Master Lease, the Sublease nor this Consent shall be deemed to grant Subtenant any rights whatsoever against Landlord. Subtenant hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights in connection with the Sublease Premises (as defined in the Sublease) shall be solely against Tenant.

         2. This Consent shall not release Tenant from any existing or future duty, obligation or liability to Landlord pursuant to the Master Lease, nor shall this Consent change, modify or amend the Master Lease in any manner, except as expressly stated herein. This consent shall not be deemed Landlord's consent to any further subleases.

         3.

         (a) In the event of Master Lease Termination (as hereinafter defined) prior to the termination of the Sublease, at Landlord's option, Subtenant agrees to attorn to Landlord and to recognize Landlord as Subtenant's landlord under the Sublease, under the terms and conditions and at the rental rate specified in the Sublease, and for the then remaining term of the Sublease, except that Landlord shall not be bound by any provision of the Sublease which in any way increases Landlord's duties, obligations or liabilities to Subtenant beyond those owed to Tenant under the Master Lease. Subtenant agrees to execute and deliver at any time and from time to time, upon request of Landlord, any instruments which may be necessary or appropriate to evidence such attornment. Landlord shall not: (i) be liable to Subtenant for any act, omission or breach of the Sublease by Tenant, (ii) be subject to any offsets or defenses which Subtenant might have against Tenant, (iii) be bound by any rent or additional rent which Subtenant might have paid in advance to Tenant, or (iv) be bound to honor any rights of Subtenant in any security deposit made with Tenant except to the extent Tenant has turned over such security deposit to Landlord. Tenant hereby agrees that in the event of Master Lease Termination, Tenant shall immediately pay or transfer to Landlord any security deposit then held by Tenant not applied by Tenant or due to Tenant under the Sublease arising from Subtenant's default and/or failure to comply with or fully and timely perform Subtenant's obligations under the Sublease. Landlord shall have the right, in Landlord's sole discretion, to elect not to have Subtenant attorn to Landlord and, in this event, the Sublease shall be deemed terminated on the date of Master Lease Termination and, Landlord shall have no obligation to permit Subtenant to continue to occupy the Premises. In the event that the Landlord elects not to have Subtenant attorn to Landlord, then Subtenant shall have the option to lease the Sublease Premises at the then fair market rate for the Sublease Premises (which, absent agreement between Landlord and Subtenant, shall be determined pursuant to the procedure set forth in section 14.34 of the Lease) for a term equal to the greater of the remainder of the term of the Sublease or the remainder of the term of that certain lease agreement dated September, 1998 between Landlord and Subtenant.

         (b) "Master Lease Termination" means any event, which by voluntary or involuntary act or by operation of law, might cause or permit the Master Lease to be terminated, expired, cancelled, foreclosed against, or otherwise come to an end, including but not limited to (1) a default by Tenant under the Master Lease of any of the terms or provisions thereof; (2) foreclosure proceedings brought by the holder of any mortgage or trust deed to which the Master Lease is subject; or (3) the termination of Tenant's leasehold estate by dispossession proceeding or otherwise.

         (c) In the event of attornment hereunder, Landlord's liability shall be limited to matters arising during Landlord's ownership of the Building, and in the event that Landlord (or any successor owner) shall convey or dispose of the Building to another party, such party shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations of this Consent or the Sublease to be performed by Landlord which first arise after the date of conveyance, including the return of any security deposit, and Tenant shall attorn to such other party, and Landlord (or such successor owner) shall, from and after the date of conveyance, be free of all liabilities and obligations hereunder not then incurred. The liability of Landlord to Subtenant for any default by landlord under this Consent or the Sublease after such attornment, or arising in connection with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Building or the Sublease Premises, shall be limited to the interest of the Landlord in the Building (and proceeds thereof). Under no circumstances shall any present or future general partner of Landlord (if Landlord is a partnership) have any liability for the performance of Landlord's obligations under this Consent or the Sublease.

         4. In addition to Landlord's rights under Section 3 hereof, in the event Tenant is in default beyond all applicable notice and cure periods under any of the terms and provisions of the Master Lease, Landlord may elect to receive directly from Subtenant all sums due or payable to Tenant by Subtenant pursuant to the Sublease, and upon receipt of Landlord's notice,

Subtenant shall thereafter pay to Landlord any and all sums becoming due or payable under the Sublease and Tenant shall receive from Landlord a corresponding credit for such sums against any payments then due or thereafter become due from Tenant. Tenant agrees that any such sums paid by Subtenant shall be deemed applied against any sums owed by Subtenant under the Sublease. Except in the event of a Master Lease Termination and attornment to Landlord in accordance with Section 3 above, neither the service of such written notice nor the receipt of such direct payments shall cause Landlord to assume any of Tenant's duties, obligations and/or liabilities under the Sublease, nor shall such event impose upon Landlord the duty or obligation to honor the Sublease, nor subsequently to accept Subtenant's attornment pursuant to Section 3(a) hereof.

         5. Subtenant hereby acknowledges that it has read and has knowledge of all of the terms, provisions, rules and regulations of the Master Lease and agrees not to do or omit to do anything which would cause Tenant to be in breach of the Master Lease. Any such act or omission shall also constitute a breach of this Consent Agreement and shall entitle Landlord to recover any damage, loss, cost or expense which it thereby suffers, from Subtenant, whether or not Landlord proceeds against Tenant.

         6. In the event of any litigation between the parties hereto with respect to the subject matter hereof, the unsuccessful party agrees to pay the successful party all costs, expenses and reasonable attorney's fees incurred therein by the successful party, which shall be included as a part of the judgment therein rendered.

         7. This Consent Agreement shall be binding upon and inure to the benefit of the parties' respective successors and assigns, subject to all agreements and restrictions contained in the Master Lease, the Sublease and herein with respect to subleasing, assignment, or other transfer. The agreements contained herein constitute the entire understanding between the parties with respect to the subject matter hereof, and supersede all prior agreements, written or oral, inconsistent herewith. No amendment, modification or change therein will be effective unless Landlord shall have given its prior written consent thereto. This Consent Agreement may be amended only in writing, signed by all parties hereto.

         8. Notices required or desired to be given hereunder shall be given by either receipted overnight courier or United States mail, by certified mail, return receipt requested, postage prepaid, addressed to the Landlord at the address set forth above, to Tenant at the address set forth in EXHIBIT "A" attached hereto and made a part hereof and to Subtenant at the address of the the Sublease Premises, respectively, and shall be deemed given upon receipt or refusal thereof. Any party may change its address for notice by giving notice in the manner hereinabove provided.

         As a condition to the effectiveness of Landlord's consent to the Sublease, Tenant agrees to pay Landlord concurrently with Tenant's delivery of an executed counterpart hereof, Two Hundred-Fifty Dollars ($250.00) in reimbursement of Landlord's reasonable attorneys' fees and administrative expenses incurred in connection with this Consent Agreement, as additional rent.

         9. Tenant shall also promptly pay to Landlord any share of bonus rents, or other items required under the Master Lease in connection with subleases.

         10. Tenant and Subtenant agree to indemnify and hold Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys' fees, incurred as a result of a claim by any person or entity (i) that it is entitled to a commission, finder's fee or like payment in connection with the Sublease or (ii) relating to or arising out of the Sublease or any related agreements or dealings.

         11. Tenant agrees to hold any and all payments due under the Sublease as a trust fund to be applied first to the satisfaction of all of Tenant's obligations under the Master Lease and hereunder before using any part thereof for any other purpose.

         IN WITNESS WHEREOF, the following parties have executed this Consent to Sublease as of the date first above written.

                                      TENANT:

                                      Lumbermens Mutual Casualty Company


                                      By: /s/ WILLIAM A. HICKEY
                                          ---------------------------------
                                      Name Typed: WILLIAM A. HICKEY
                                                  -------------------------
                                      Title: CHIEF FINANCIAL OFFICER
                                             ------------------------------

                                      By: /s/ STEVEN R. MILLER
                                          ---------------------------------
                                      Name Typed: STEVEN R. MILLER
                                                  -------------------------
                                      Title: REAL ESTATE OFFICER
                                             ------------------------------

                                      SUBTENANT:

                                      The J. Jill Group, Inc.


                                      By: /s/ OLGA L. CONLEY
                                          ---------------------------------
                                      Name Typed: OLGA L. CONLEY
                                                  -------------------------
                                      Title: CFO
                                             ------------------------------

                                      LANDLORD:

                                      National Fire Protection Association

                                      By: /s/ BRUCE MULLEN
                                          --------------------------------
                                      Name Typed: BRUCE MULLEN
                                                  ------------------------
                                      Title: CFO
                                             -----------------------------

                                   EXHIBIT "A"

KEMPER NOTICE ADDRESSES:


1)   KEMPER INSURANCE COMPANIES
     ONE KEMPER DRIVE
     ATTN: REAL ESTATE DEPARTMENT, 11SE
     LONG GROVE, ILLINOIS 60049